UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
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LITHIA MOTORS, INC.
(Exact Name of Registrant as Specified In Its Charter)

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Notice of 2025 Annual Meeting
of Shareholders and Proxy Statement
Thursday, April 24, 2025 at 8:30 a.m.
Pacific Daylight Time
virtualshareholdermeeting.com/LAD2025
APRIL 2025
OUR VALUES
The Fuel behind Lithia & Driveway
Earn Customers for Life
Create welcoming and trustworthy
experiences for our customers.
Take Personal Ownership
Enjoy the freedom to make the right
choices and own our results
Improve Constantly
Champion one another’s growth to
achieve more together.
Have Fun!
Connect as a team through celebration,
positivity, passion, and purpose.
Our Vision
Leading the modernization of personal transportation solutions wherever, whenever, and however consumers desire.
Letter from the Chief Executive Officer
Dear Shareholder,
We are glad to extend an invitation for you to join us at Lithia & Driveway’s virtual 2025 Annual Meeting of
Shareholders on Thursday, April 24, 2025, at 8:30 a.m. Pacific Daylight Time where we will discuss our continued progress in executing our strategy to drive profitable growth and modernize personal transportation solutions wherever, whenever, and however customers desire.
In 2024, we strengthened our position as a leading omnichannel mobility retailer, delivering another year of strong financial performance and operational excellence. We continued to scale our business, enhance our adjacencies, and improve efficiency while navigating a dynamic macroeconomic environment. Our investments in digital and in-store integration are driving increased customer engagement and provide experiences that generate customer loyalty throughout the entire vehicle ownership lifecycle.
Our ability to nimbly adapt is reflected in our results. We achieved same-store growth, attained profitability in financing operations led by Driveway Finance Corporation, and further diversified our store network with international expansion. Our strategic partnerships position us to expand in new mobility verticals and increase the depth of our omnichannel platform.
These strategic acquisitions and partnerships—and our continued disciplined capital allocation—enabled us to grow our market share while maintaining financial flexibility. At the same time, our ongoing focus on cost management and operational efficiencies positioned us well for the future.
At the heart of the company’s success is our talented and dedicated team. Our mission of Growth Powered by People ignites the potential of our team members, stores and departments. Our core values—Earn
Customers for Life, Improve Constantly, Take Personal Ownership, and Have Fun—provide the framework that helps us lead the industry forward.
As we look ahead, we remain focused on executing our strategy, capturing the full potential of our customer ecosystem, and delivering long-term value for our shareholders. Our business is built for growth, and we are confident in our ability to extend our leadership position in the industry.
Thank you for your partnership and support.
Bryan B. DeBoer
President and Chief Executive Officer
Lithia Motors, Inc.
Notice Of Annual Meeting Of Shareholders

2025 Annual Meeting Information

Meeting Date Thursday, April 24, 2025	Annual Meeting Website www.virtualshareholder meeting.com/LAD2025	Meeting Time 8:30 a.m. (Pacific Daylight Time)	Record Date February 28, 2025
Items of Business			Recommendation
COMPANY PROPOSALS
1.Elect the seven director nominees named in this proxy statement; . . . . . . . . . . . . . . . . .			FOR, each nominee
2.Approve, by an advisory vote, named executive officer compensation; . . . . . . . . . . . . . .			FOR
3.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2025; and . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			FOR
4.Approve the company's 2013 Stock Incentive Plan as amended to increase the number of shares authorized for issuance by 1,160,000 shares. . . . . . . . . . . . . . . . . . . .			FOR
SHAREHOLDER PROPOSAL
5.Vote on a shareholder proposal requesting shareholder approval of certain executive severance arrangements, if properly presented. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			AGAINST
To the Shareholders of Lithia Motors, Inc.
I am pleased to invite you to the 2025 Annual Meeting of Shareholders of Lithia Motors, Inc., (the “Annual Meeting”), which will be held virtually at 8:30 a.m. Pacific Daylight Time on Thursday, April 24, 2025. We believe a fully virtual meeting facilitates greater participation by providing easy access to the meeting and allowing shareholders to participate from any location around the world.
All of our shareholders will be able to participate in the Annual Meeting online without prohibitive cost or inconvenience. There will be no physical location for shareholders to attend.
The Annual Meeting will only occur virtually through an audio webcast, accessible at the link provided above. You may notify the
Company of your desire to participate in the Annual Meeting by remote communication by logging into the 2025 Annual Meeting
Website, listed above, in advance of the meeting. Log-in will begin at 8:00 a.m. Pacific Daylight Time. To participate in the Annual
Meeting, you will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials.
If you have any questions regarding this information or the proxy materials, please visit our website at investors.lithiadriveway.com, or contact our investor relations department at (541) 776-6591. Our proxy statement and 2024 Annual Report on Form 10-K can be accessed directly at the following internet address: www.proxyvote.com. Just enter the control number located on your proxy card.
We appreciate your continued support of Lithia Motors and look forward to receiving your proxy.
Very truly yours,
David G. Stork, Senior Vice President and Chief Administrative Officer
March 11, 2025
How to Vote
Only holders of record of our common stock at the close of business on February 28, 2025, the record date, will be entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available during the entire time of the Annual Meeting at www.virtualshareholdermeeting.com/LAD2025. You may vote or submit questions during the Annual Meeting by following the instructions available on the 2025 Annual Meeting Website. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.
Important notice regarding the availability of proxy materials for the 2025 Annual Meeting of
Shareholders to be held on April 24, 2025.
Our proxy statement and 2024 Annual Report on Form 10-K can be accessed directly at the following Internet address:
www.proxyvote.com. Just enter the control number located on your proxy card. To obtain paper copies of the proxy statement and our 2024 Annual Report on Form 10-K at no charge, written requests should be mailed to the attention of Investor Relations, Lithia
Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy via internet, telephone or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.
Special Note Regarding Forward Looking Statements
This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements often use words such as "will", "anticipate", "estimate", "expect", "should", "may", and other words and terms of similar meaning or reference future dates. The Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. However, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and those that have been or may be described in other reports filed by the Company, including reports on
Form 8-K. The Company cautions that forward-looking statements are inherently less reliable than historical information. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation: (i)
future market conditions, including anticipated car and other sales levels and margins and the supply of inventory; (ii) our business strategy and plans, including our achieving our strategic plans and related targets; (iii) the growth, expansion, make-up and success of our network, including our finding accretive acquisitions and acquiring additional stores; (iv) annualized revenues from acquired stores; (v) the growth and performance of our Driveway e-commerce home solution and Driveway Finance Corporation (“DFC”), their synergies and other impacts on our business and our ability to meet Driveway and DFC-related targets; (vi) the impact of sustainable vehicles and other market and regulatory changes on our business; (vii) our capital allocations and uses and levels of capital expenditures in the future; (viii) expected operating results, such as improved store performance, continued improvement of selling, general and administrative expenses (“SG&A”) as a percentage of gross profit and any projections; (ix) our anticipated financial condition and liquidity, including from our cash and the future availability of our credit facilities, unfinanced real estate and other financing sources; (x) our continuing to purchase shares under our share repurchase program; (xi) our compliance with financial and restrictive covenants in our credit facilities and other debt agreements; (xii) our programs and initiatives for employee recruitment, training, and retention; and (xiii) our strategies and targets for customer retention, growth, market position, operations, financial results and risk management. The Company does not undertake any duty to update any of the forward-looking statements after the date of this document to conform them to actual results or to reflect changes in events, circumstances or its expectations. New factors emerge from time to time and it is not possible for the Company to predict or assess the effects of all such factors or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-
looking statement.
Other
All references in this proxy statement to "LAD," “Lithia,” “Lithia Motors,” “Lithia & Driveway,” the “Company,” “we,” “us,” or “our” refer to Lithia Motors, Inc. and its subsidiaries, except where the context otherwise requires or as otherwise indicated. Our store operations are conducted by our subsidiaries.
The content on any website referred to in this Proxy Statement is not incorporated by reference in this Proxy Statement unless expressly noted.

Table of Contents
01	Lithia Motors, Inc. Proxy Statement	8	06	Compensation Tables	50
	2024 Achievements and Performance Highlights	8		Summary Compensation Table	50
	Our Company Strategy	9		Grants of Plan-Based Awards Table for 2024	51
				Outstanding Equity Awards at 2024 Fiscal Year-End	52
02	Directors and Nominees	10		Stock Vested for 2024	53
	Employee/Founder Directors	11		Non-Qualified Deferred Compensation	53
	Independent Directors	11		Potential Payments Upon Termination or Change in Control	53
	Summary of Director Experience, Skills and Attributes	12		CEO Pay Ratio	57
	Director Nominee Biographies	13		Pay Versus Performance	58
	Non-Director Executive Officers	17
			07	Proposal No. 1 Election of Directors	61
03	Corporate Governance	19
	Board of Directors	19	08	Proposal No. 2 Advisory vote to approve the compensation of our named executive officers	62
	2024 Board and Committee Composition	19
	Board Committees	20
	Director Independence	21	09	Proposal No. 3 Ratification of appointment of independent public accounting firm	63
	Lead Independent Director and Governance Practices	21
	From our Lead Independent Director	22		Fees Paid to KPMG LLP Related to Fiscal Years 2023 and 2024	64
	Director Qualifications and Nominations	23
	Our Board’s Risk Oversight Role	25		Audit Committee Report	64
	Code of Business Conduct and Ethics	26		Selection of KPMG as our Auditor	65
	Compensation of Directors	26		Audit Committee Actions	65
	2024 Director Compensation	27
	Non-Employee Director Stock Ownership Policy; Hedging and Pledging Restrictions	28
			10	Proposal No. 4 Approval of our 2013 Stock Incentive Plan, as amended	66
04	Corporate Responsibility	29
	Introduction	29
	Selling More Sustainable Vehicles	30	11	Proposal No. 5 Shareholder Proposal Requesting Shareholder Approval of Certain Executive Severance Arrangements	73
	Operate Sustainable Stores	30
	Strengthen our Communities	31
	Champion a High-Performance, Diverse & Inclusive Culture	31	12	Additional Ownership Information	77

05	Compensation Discussion and Analysis (CD&A)	32	13	General Information	79
	Introduction	32		Online Meeting	79
	Executive Summary	33		Voting	80
	Performance Highlights	33		Attending the Annual Meeting	81
	Compensation Components	38		Additional Information	82
	2024 Compensation Program Design & Results	39		2025 Shareholder Proposals or Nominations	84
	Base Salary	39
	Short-Term Incentive Plan	39	14	Certain Relationships and Related Transactions and Director Independence	85
	Long-Term Incentive Plan	43
	Compensation Decision Making Process	46
	Executive Compensation Governance Components	48	Annex:		87
	Compensation Committee Report	49		A - 2013 Amended and Restated Stock Incentive Plan	87

Lithia Motors, Inc. 2025 Proxy Statement	01: Lithia Motors, Inc. Proxy Statement	8
01
LITHIA MOTORS, INC. PROXY STATEMENT
This proxy statement, the accompanying 2024 Annual Report on Form 10-K, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of Lithia Motors, Inc., an Oregon corporation, in connection with the solicitation of proxies by the
Company for use at our 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will only occur virtually through an audio webcast, accessible at www.virtualshareholdermeeting.com/LAD2025 on Thursday, April 24, 2025, at 8:30 a.m.
Pacific Daylight Time. On or about March 11, 2025, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials
(the "Notice") containing instructions on how to access this proxy statement and our 2024 Annual Report on Form 10-K. The Notice
provides instructions on how to vote online, by mail or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

2024 Achievements & Performance Highlights
$29.65 EPS | Down -18% v. last year	$802M Net Income | Down -20% v. last year	$36.2B Revenue | Up 17% v. last year
$348M Share Repurchases	$2.09 Dividends per Share	$5.9B Expected Annualized Revenue from Key 2024 Acquisitions
Throughout 2024 we continued to deliver on our strategic plan and recorded the highest revenue in our history. In particular, in 2024:
•We retailed over 781,000 units.
•We acquired $5.9 billion in expected annualized revenues expanding our footprint in North America and the UK.
•Driveway Finance Corporation, our captive lender, reached profitability and scaled to a nearly $3.9 billion portfolio at year-end.
•Our network reach improved and 95% of consumers are now within 205 miles of our stores. Additionally, the average shipping distance for transactions on Driveway was approximately 760 miles.
•We recently launched the MyDriveway portal, offering customers more than 250 functions to provide more visibility and control while shopping and servicing.
•We established key strategic partnerships with a minority investment in Wheels, the largest fleet management company in North
America, and a North American joint venture with Pinewood Technologies Group PLC.
•We provided shareholder return with the repurchase of approximately 1.2 million shares at a weighted average price of approximately $283 and a per share dividend of $2.09 for the year.

Lithia Motors, Inc. 2025 Proxy Statement	01: Lithia Motors, Inc. Proxy Statement	9
Our Company Strategy
Lithia & Driveway (LAD) seeks to provide customers choice with a seamless online and physical retail experience, broad selection, and access to specialized expertise and knowledge. Our network provides convenient touch points for customers throughout the vehicle life cycle. We seek to increase market share and optimize profitability by focusing on the consumer experience and applying proprietary performance measurement systems fueled by data. Our Driveway and GreenCars brands and customer portal complement our in-store experiences, and Driveway Finance allows us to provide financing solutions for customers and diversify our business model.
LAD is now the largest global auto retailer, with an omnichannel platform supporting an international network of stores and customer solutions. Our regenerative growth engine of consistent free cash flows funds our growth through acquisitions and investments, while maintaining a strong, disciplined balance sheet. We’re decreasing the distance to our customers, growing our market share and enhancing our product and service offerings.
LAD is focused on improving the customer experience through all our channels. We continue to evolve our product offerings and customer experiences across our stores and adjacencies to build loyalty and increase market share. This strategy underpins our long-term plan and positions us, along with Driveway and GreenCars, to meet customers on their terms and grow our reach while offering a wide variety of products.
In 2024, we grew receivables at Driveway Finance Corporation (DFC) to nearly $3.9 billion after originating more than $2.1 billion in new loans and achieved profitability for the full year. This adjacency diversifies our earnings stream and allows us to increase our profitability in the future. As the leading captive finance arm for Lithia and Driveway, we continue to have room to expand the penetration rate and size of the portfolio.
We manage our liquidity and capital resources to meet the short-term and long-term strategic needs of our business while maintaining liquidity and financial flexibility. Our capital deployment strategy is opportunistic and responsive to market conditions, and currently targets an allocation of 35% to 45% investment to acquisitions, 25% to capital expenditures, innovation, and diversification, and 30% to 40% to shareholders as dividends and share repurchases. We also target a leverage ratio of 2x to 3x net debt to adjusted EBITDA, giving us sufficient financial flexibility to manage our growth. This ensures sustainable growth while generating long-term value for shareholders.
Our culture of high performance and personal ownership is a crucial part of our success. We find, retain, and promote team members who enjoy high-performance environments, and seek the challenge of learning new skills and achieving ambitious goals.
We foster and reward growth through pay for performance, new experiences, professional development, and recognition to achieve the full potential of our ecosystem.

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	10
02
Directors & Nominees
50%
75%
100%
Director
Diversity
Director
Independence
Committee
Independence
50% of Board members are
gender or ethnically diverse.
75% of Board members
are Independent.
100% of Board committee
members are Independent.
4.7
Years
Independent Director
Average Tenure
64.3
Years
Independent Director
Average Age
0-4 Years:
5-7 Years:
8-9 Years:
50-59:
60-65:
66-70:

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	11
Employee/Founder Directors
Independent Directors
Bryan B. DeBoer, 58
Chief Executive Officer
and President
Tenure: 17 years
David J. Robino, 65*
Lead Independent, Nominating and
Governance Chair
EVP and Chief Administrative Officer,
and Vice Chairman, of Gateway, Inc. (retired)
Tenure: 9 years
Stacy C. Loretz-Congdon, 65
Independent
SVP, CFO and Assistant Secretary,
Core-Mark Holding Company, Inc. (retired)
Audit Committee Financial Expert
Tenure: 2 years
James E. Lentz, 69
Independent
Toyota North America CEO (retired)
Tenure: 2 years
Shauna F. McIntyre, 53
Independent, Compensation Chair
Former CEO of Cuberg, Inc.
Tenure: 6 years
Cassandra M. McKinney, 64
Independent
EVP, Executive Director of Retail,
Comerica Bank
Tenure: less than 1 year
Louis P. Miramontes, 70
Independent, Audit Chair
Managing Partner at KPMG LLP (retired)
Audit Committee Financial Expert
Tenure: 7 years
Other Public Boards: 1
2024 Committee Participation
Audit Committee
Louis P. Miramontes
James E. Lentz
Stacy C. Loretz-Congdon
Cassandra M. McKinney
CHAIR
MEMBER
MEMBER
MEMBER
Compensation Committee
Shauna F. McIntyre
James E. Lentz
Cassandra M. McKinney
David J. Robino
CHAIR
MEMBER
MEMBER
MEMBER
Nominating & Governance Committee
David J. Robino
Stacy C. Loretz-Congdon
Shauna F. McIntyre
Louis P. Miramontes
CHAIR
MEMBER
MEMBER
MEMBER
Sidney B. DeBoer, 81
Chairman of the Board
Founder of Lithia Motors, Inc.
Tenure: 28 years
Board member tenure reflects years of service since the company's initial public offering.
*David Robino is not standing for reelection for the 2025–2026 Board year.

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	12
Summary of Director Experience, Skills and Attributes
Skills and Attributes of our Board
Our directors bring a balanced mix of skills, qualifications and experience and we believe their diverse backgrounds contribute to an effective and well-balanced Board. Listed below is a summary of the diverse skills and attributes of our Board of Directors:

Skills and Experience	Description
Finance
Directors with an understanding of accounting, financial reporting, capital allocation processes and financial markets are essential to ensuring effective oversight of our financial resources, risks and processes, and provide valuable advice and insights with respect to establishing a successful capital strategy critical to our ongoing success.

Legal and Compliance
Directors with risk management and compliance oversight experience guide our Board and management in executing their responsibilities to identify, evaluate and understand the magnitude of various risks facing the Company, and are key in designing appropriate policies and procedures to effectively mitigate and manage those risks.

Executive Compensation
Directors who have experience and expertise with tax, legal, securities and accounting issues are integral in setting the compensation of our executive officers and designing and implementing effective incentive plans.

Risk Management
Directors with experience in risk management guide our risk mitigation strategy beyond mere financial and accounting risk, to encompass cyber, enterprise, compensation, supply chain and ESG risk management.

International
Directors with international or global markets experience bring valuable knowledge and perspective of global industry dynamics to the Company and its international operations, including exposure to different cultural perspectives and practices and different political and regulatory environments.

Strategic & Senior Leadership
Directors with senior leadership experience in complex public, private and government organizations, whether as an officer or board member, can effectively oversee the management of the Company and bring a valuable perspective to important operational issues, strategy and initiatives to drive change and growth. These directors are generally highly effective at motivating, managing and inspiring others and have talent, professional development and succession planning skills.

Board Service & Governance
Directors with corporate governance experience gained from service on company boards provide valuable insight into the dynamics and operations of the Board and the impact that governance and compensation decisions have on the
Company and stockholders. Their skills support the Company's goals of strong corporate governance practices through Board and management accountability, transparency, legal and regulatory compliance and protection of stockholder interests.

Marketing, Advertising & Investor Relations
Directors that have effectively engaged both customers and investors guide us as we seek to solidify an omnichannel customer experience while listening to and protecting the interests of our stockholders.

Technology, Cybersecurity, & Digital Innovation
As we continue to drive digital innovation in our market and the broader environment, we rely upon directors with experience in innovating across digital platforms and designing systems to protect our electronic infrastructure, as well as our information and the information of our customers.

Mergers & Acquisitions
Directors with strategic planning and merger and acquisition experience can provide insight as we identify the best strategic manner in which to expand our business and drive growth either through innovative strategic initiatives or acquisitions and other business ventures. Such individuals can provide valuable guidance on how to develop a strategic plan and oversee the execution of key strategic initiatives and evaluating our progress of those initiatives.

Human Rights & Community Responsibility
Directors who have experience advocating not just for shareholders, but stakeholders, provide valuable insight into protecting the rights of people, our employees and the communities in which we do business, and are advocates of social justice.

Diversity & Inclusion
Directors who have experience and expertise in building cultures that are rich in gender and ethnic diversity, inclusion and equal opportunity help us incorporate those same ideals into our human capital management strategy.

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	13
Director and Nominee Biographies
Sidney B. DeBoer
Biography
Sidney B. DeBoer took Lithia Motors public in 1996 and is the Chairman of the Board. Mr. DeBoer served as Chief Executive Officer and Secretary from
1968 through 2011, and then as Executive Chairman through the end of
2015. His charitable work on the Southern Oregon University Foundation
Board, Oregon Community Foundation and the Oregon Shakespeare
Festival has created a vibrant community for our Company’s headquarters.
Mr. DeBoer attended Stanford University and the University of Oregon.
Why Nominated
Mr. DeBoer is the Chairman of the Board. Mr. DeBoer's
founder's spirit and pioneering work in the public auto
retail sector as an automotive dealer has earned him
numerous awards and recognition. His familiarity with
our business, executive leadership knowledge and
industry experience make him uniquely qualified to
serve as our Chair. Mr. DeBoer has served on our
board since 1968.
Bryan B. DeBoer
Biography
Prior to becoming CEO, Bryan B. DeBoer was Senior Vice President of
Mergers & Acquisitions/Operations and then Chief Operating Officer, driving the growth of Lithia and transforming the Company culture to an entrepreneurial and high-performance model. Upon joining Lithia in 1989,
Mr. DeBoer grew through the store positions of Finance Manager, Used
Vehicle Manager, General Sales Manager, General Manager and multi-store
General Manager. Mr. DeBoer has a B.S. degree, summa cum laude, from
Southern Oregon University in Business Administration. He also graduated from the National Automobile Dealers Association Dealer Academy.
Why Nominated
Mr. DeBoer has been our CEO and President since 2012
and first became a director in 2008. Mr. DeBoer’s store
experience, passion for mergers and acquisitions and
demonstrated ability to develop strong manufacturer
relationships drive our growth. His enthusiasm for the car
business combined with a visionary spirit set the tone for
our innovative and entrepreneurial culture.

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	14
Stacy C. Loretz-Congdon
Biography
Why Nominated
Stacy C. Loretz-Congdon, in 2016 and after 26 years of service, retired from
Core-Mark Holding Company, Inc., one of the largest marketers of fresh and broad-line supply solutions to the convenience retail industry and a Fortune 500 company which merged with Performance Food Group Company (NYSE:
PFGC) in 2021. Ms. Congdon served in various capacities at Core-Mark, including as Senior Vice President, Chief Financial Officer and Assistant
Secretary from December 2006 to May 2016, during which time she also served on Core-Mark’s Information Technology Steering Committee and the Investment
Committee, as well as a board member of all Core-Mark subsidiaries. Ms.
Loretz-Congdon served on the board of Core-Mark Families Foundation, a non-
profit providing scholarships to children, from 2015 to 2023, and previously served on the board of Farmer Bros. Co (Nasdaq: FARM), including as Audit
Committee Chair, until the end of her term in February 2025. In 2015, Business
Insider named Ms. Loretz-Congdon as one of the Top 50 female CFOs in the
Fortune 500 and Convenience Store News named her Woman of the Year. Prior to joining Core-Mark, Ms. Loretz-Congdon was an auditor for Coopers &
Lybrand. Ms. Loretz-Congdon received her Bachelor of Science degree in
Accounting from California State University, San Francisco.
Ms. Loretz-Congdon joined our Board in April 2023.
She brings to our Board her deep experience in
accounting and the oversight of Fortune 500 public
company finance functions, including all corporate
finance disciplines, strategy execution, risk mitigation,
investor relations, as well as involvement with human
capital management and technology initiatives. She is
also an audit committee financial expert as defined
under SEC rules, and serves on our Audit Committee
and Nominating and Governance Committee.
Biography
James E. Lentz spent the majority of his more than 40 years in the auto industry at Toyota, where he served chief executive officer for Toyota Motor North America from 2013 until his retirement in 2020. During his 38 years with Toyota, Mr. Lentz oversaw all business for Toyota’s North American region, including manufacturing, research and development, sales, marketing, product support, and corporate resources. Mr. Lentz led and contributed to several key milestones in Toyota’s history, including the Scion brand launch and the recognition of Toyota and Lexus brands as leaders in customer experience. He has been named “Marketer of the
Year” by Advertising Age, an “All-Star” by Automotive News, and “Industry Leader
of the Year” by the Automotive Hall of Fame. Mr. Lentz also serves as an advisor to several private companies. Mr. Lentz earned both his undergraduate degree and
M.B.A. in Finance from the University of Denver.
Why Nominated
Mr. Lentz joined our Board in October of 2022. With his
tenured career in the automotive industry, and extensive
experience in corporate resources, Mr. Lentz is lending
his expertise while serving on our Compensation and
Audit committees.
James E. Lentz

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	15
Biography
Why Nominated
Cassandra M. McKinney
Cassandra M. McKinney has spent the past 30 years as a senior executive with prominent banking institutions. She is currently EVP, Retail Bank for
Comerica Bank, a position she has served in since April 2020, and a member of Comerica’s Management Executive Committee where she is responsible for the company’s Consumer and Small Business banking segment. Prior to this role, Ms. McKinney served as SVP, Director Retail
Bank Product and Operations Group for Comerica from 2016 to 2020. Prior to working in the banking sector, Ms. McKinney spent 11 years with IBM
(NYSE: IBM) in technology information systems and sales and service management. Ms. McKinney also serves as the Director and on the
Education Committee for the Consumer Banking Association, and is a
member of the Executive Leadership Counsel and of The Links
Incorporated. She further holds Bachelor’s Degrees in Chemical Engineering from Columbia University and Chemistry from Dillard University.
Ms. McKinney joined our Board in July of 2024,
and serves on both our Audit and Compensation
committees. Ms. McKinney's brings to our Board
her executive experience in banking, accounting,
financial reporting, strategy, innovation, retail and
value creation.
Shauna F. McIntyre
Shauna F. McIntyre has spent the majority of her 30-year career leading and scaling technology-driven businesses at the intersection of industrial automation, energy, and mobility and is a three-time CEO with experience revitalizing companies for growth. Most recently, she served as Deputy CEO of
Northvolt North America from August 2024 to November 2024, and CEO of
Cuberg, Northvolt’s advanced energy storage subsidiary, from February 2024 to August 2024. Ms. McIntyre ran an advisory practice to private equity and other firms from June 2022 to February 2024.  She also restructured operations for Electric Last Mile Solutions (NASDAQ: ELMS) while serving as their interim CEO from February 2022 to June 2022, navigating the company through its bankruptcy process. Prior, she scaled Sense Photonics technology business to a successful exit as their CEO from April 2020 until October 2021.
Before becoming a CEO, Ms. McIntyre worked across industrial, automotive, and Silicon Valley tech sectors, including as the program lead for Google’s automotive services from May 2018 to April 2020 and as Vice President, of
Commercial Vehicle Platforms at Honeywell. Ms. McIntyre holds an M.B.A.
from Harvard Business School and an M.S. and B.S in Mechanical
Engineering from University of California, Berkeley and the University of
California, Los Angeles, respectively.
Why Nominated
Ms. McIntyre joined our Board in April 2019. Ms.
McIntyre brings a wealth of knowledge and expertise
to our Board in a wide variety of subjects within the
automotive industry, including manufacturing, cyber
security, technology, innovation, E-commerce, finance,
management and operations. Ms. McIntyre was selected
to serve on our Board of Directors because of her
valuable strategic, industry and leadership experience.
Ms. McIntyre chairs our Compensation Committee and
serves on our Nominating and Governance Committee.
Biography

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	16
Louis P. Miramontes
Biography
Louis P. Miramontes has been an independent financial advisor since 2014.
Mr. Miramontes serves on the board of directors of Oportun Financial
Corporation, where he is a member of the Audit and Nominating and
Governance committees, and previously served on the board of directors of
Rite Aid Corporation until August 2023. He also provides advisory services to a real estate development company. Previously, Mr. Miramontes had a distinguished 38-year career at KPMG until his retirement in 2014, where he served in many leadership roles, including managing partner of the San
Francisco office and Senior Partner for the Latin America region. He provided audit services to public and private clients in the retail, financial services, and real estate sectors. Mr. Miramontes holds a B.S. degree in
Business Administration from California State University, East Bay.
Why Nominated
Mr. Miramontes joined our Board in 2018 and chairs
our Audit Committee and serves on our Nominating and
Governance Committee. Mr. Miramontes has extensive
experience in accounting, financial reporting and
corporate governance. He is also an audit committee
financial expert as defined under SEC rules.
David J. Robino
Biography
David J. Robino began his management career at The Maytag Corporation and Pepsi-Cola. He joined AC Nielsen in 1989, culminating as Senior Vice
President of Nielsen International, based in Brussels, Belgium. After a successful Vice Presidency at AT&T’s Business Markets Division, Mr. Robino
left to lead Gateway, Inc. as Executive Vice President and Chief Administrative
Officer and later Vice Chairman. Upon retiring from Gateway, Mr. Robino served as a member of the board of directors of Memec, Inc., then the world’s leading distributor of specialty semiconductors, and Insight Enterprises, Inc., a global provider of information technology capabilities to enterprises. He served on the faculty of Southern Oregon University’s School of Business from 2012 to 2016. Mr. Robino has an M.S. degree in Industrial Relations from Iowa
State University and B.A. degree in Social Studies from Graceland College.
Not Standing for Re-Election
Mr. Robino joined our Board in 2016. Mr. Robino’s
human capital, business, executive management and
board experience over the course of his career at
many large firms provides us with expertise across
a broad range of subjects. Mr. Robino chairs our
Nominating and Governance Committee, serves on
our Compensation Committee, and is our Lead
Independent Director.

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	17
Non-Director Executive Officers
Adam A. Chamberlain
Executive Vice President and Chief Operating Officer (COO)
Biography
Adam A. Chamberlain is our Executive Vice President and Chief Operating Officer (COO), a role he has held since August 2024.
Mr. Chamberlain joined Lithia in 2022 with over 25 years of experience in the automotive and manufacturers industry, serving initially as our Regional President, SVP, and then as our Chief Customer Officer from January 2024 until his elevation to COO.
Prior to joining Lithia, he held various leadership roles in sales and marketing, most recently as President & CEO at Aston Martin
The Americas from 2021 to 2022 and as VP, Sales and Products for Mercedes-Benz USA from 2016 to 2021. Beginning his career in 1996 with Volkswagen Group in the United Kingdom, Germany and Ireland, Mr. Chamberlain expanded his expertise into the
U.S. market when he relocated in 2016 with his family to the United States during his time with Mercedes-Benz.
Christopher S. Holzshu
Executive Vice President
Biography
Christopher S. Holzshu is our Executive Vice President, a role he has held since August 2024. Prior to his current role. Mr
Holzshu served as our Chief Operating Officer since 2019, and he has also served as our Chief Financial Officer and Chief
Human Resources Officer. Throughout his career, he has gained a deep understanding of the operations of our stores and a special talent for relating to individuals at all levels of the organization. Mr. Holzshu joined Lithia in 2003 after working for several years at KPMG LLP, where he specialized in automotive manufacturing, financial services and other retail sectors.
He holds a B.S. in Accounting from the University of Alaska.
Gary M. Glandon
Senior Vice President and Chief People Officer (CPO)
Gary Glandon is our Senior Vice President and Chief People Officer (CPO). As CPO, he is responsible for leading all human resources functions and ensuring the company continues to build a culture that attracts, engages, and develops the best teams to support our strategic plans. Before joining Lithia in February of 2021, Gary was the Chief Human Resources Officer
(CHRO) of many fast-growing international organizations and has more than 30 years of experience as a Human Resources and Environmental Health and Safety executive. Most recently, he was President and CEO of Glandon Partners, an international HR consulting and executive coaching practice, from 2018 to 2020 and, prior to that, SVP and CHRO of Rogers
Corporation, an international specialty materials business supplying advanced materials to the communications and auto industries. Mr. Glandon holds an M.S.B.A degree from the University of Saint Francis, a B.S.B.A degree from Michigan State
University (MSU) and a B.B.A. degree from MSU’s Broad College of Business.
Biography

Lithia Motors, Inc. 2025 Proxy Statement	02: Directors and Nominees	18
George N. Hines
Senior Vice President and Chief Innovation and Technology Officer (CITO)
Biography
George N. Hines is our Senior Vice President, Chief Innovation and Technology Officer and has served in this role since July
2019. Before joining Lithia, Mr. Hines held technology and innovation leadership roles at Massage Envy Franchising and Viad
Corp. Early in his career, he worked with Deloitte Consulting and Ernst & Young Management Consulting, where he advised clients in the telecommunications industry. George brings a passion for creating pleasant, frictionless experiences and innovative technologies. Additionally, he brings a global view to his work having lived and worked in Peru, Ecuador, Brazil, Spain, and the
United Kingdom. He holds a B.S. in MIS from Millikin University and has most recently completed studies in the Stanford School for Design Thinking and Innovation.
Biography
Tina H. Miller is our Senior Vice President, Chief Financial Officer (CFO), leading the accounting, tax, corporate finance, financial planning and analysis, risk management and treasury functions, and has served in this role since August 2019.
She joined Lithia in 2005, working in internal audit and corporate accounting before being promoted to Corporate Controller in 2015 and Vice President in 2018. Before Lithia, Ms. Miller worked as an auditor at Ernst & Young in their assurance practice. She graduated from Santa Clara University with a B.S. in Accounting and is a licensed CPA in Oregon.
Tina H. Miller
Senior Vice President and Chief Financial Officer (CFO)
Biography
David G. Stork is our Senior Vice President and Chief Administrative Officer and began serving in that role in 2021. Prior to that, Mr. Stork served as our Chief Legal Officer from December 2018. Before joining Lithia, David was General Counsel and Head of Compliance at JELD-WEN, Inc, and served as General Counsel and Director of risk management for large retailer Krause Gentle Companies. His expertise in innovation, diversification, risk management, compliance, mergers and acquisitions and the enhancement of intellectual property are beneficial as Lithia grows and diversifies. Mr. Stork holds a bachelor’s degree in Literature and Economics from Luther College and a Juris Doctorate from the University of Minnesota
Law School.
David G. Stork
Senior Vice President and Chief Administrative Officer

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	19
03
CORPORATE GOVERNANCE
Board Leadership and Structure
Board of Directors
Our Bylaws provide for not fewer than five and not more than nine directors. Our Board of Directors has the discretion to set the size of our board from time to time. Our Board of Directors has set the number of directors at eight. In connection with Mr. Robino’s term expiring at the 2025 Annual Meeting of Shareholders, the Board intends to reduce its size from eight to seven members.
There is no requirement that directors attend our Annual Meeting of Shareholders, but directors are encouraged to do so. Our Board of Directors held fifteen meetings in 2024. Each incumbent director attended at least 80% of all meetings of the Board and of the
Board committees on which the director served. All of our directors then in office attended our 2024 Annual Meeting of Shareholders.
2024 Board and Committee Composition
The Board has three standing committees, each of which operates under a charter that has been approved by the Board. The Chair of each committee reviews and discusses the agendas and materials for meetings with senior management in advance of distribution to the other committee members, and reports to the Board on actions taken at each committee meeting. The following table sets forth the current membership of each committee.

Director		Audit	Compensation	Nominating & Governance
Sidney B. DeBoer	CB
Bryan B. DeBoer
James E. Lentz	I	•	•
Stacy C. Loretz-Congdon	I	•		•
Shauna F. McIntyre	I		C	•
Cassandra M. McKinney	I	•	•
Louis P. Miramontes	I	C		•
David J. Robino	LI		•	C
CB = Chairman of the BoardI = Independent Director LI = Lead Independent Director C = Committee Chairman

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	20
Board Committees
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance
Committee. Each committee member is an independent director under NYSE listing standards, including, with respect to members of the Audit Committee and the Compensation Committee, under the enhanced independence standards that apply to members of those committees. A written copy of our committee charters, Corporate Governance Guidelines, Code of Business Conduct and
Ethics, and Shareholder Communications Policy may be obtained by contacting our Investor Relations Department, Lithia Motors,
Inc., 150 N. Bartlett Street, Medford, Oregon 97501. These documents are also available on our Investor Relations website at
investors.lithiadriveway.com.
The Audit Committee
Our Audit Committee is responsible for the engagement, evaluation and oversight of our independent auditors; the review of our financial statements and financial disclosure; the assessment of our accounting practices and policies and risk management; the review of our internal audit function and effectiveness of internal controls; and approving related party transactions; among other duties. The Audit Committee serves as a conduit to promote open communication between the independent auditors, the accounting department, the Company's internal auditors, management and the Board in furtherance of our commitment to accurate financial reporting, sound financial risk practices, and ethical behavior. The Audit Committee routinely meets in executive session with representatives from KPMG, our Chief Financial Officer and our Director of Internal Audit. Our Director of Internal Audit reports directly to the chair of the Audit Committee. The Audit Committee held five meetings during 2024. To ensure sufficient attention to the duties of our Audit Committee, committee members may not serve on more than two other public company audit committees. In addition to meeting the independence requirement for audit committee members, each current member of the Audit Committee also meets the financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE. Our
Board has reviewed the qualifications and experience of the nominees standing for election and has determined that both Ms.
Loretz-Congdon and Mr. Miramontes satisfy the requirements of an "audit committee financial expert" as defined by SEC rules.
The Compensation Committee
Our Compensation Committee is responsible for our executive compensation philosophy and design. The Compensation Committee annually reviews the performance of, and determines the salary and the variable, long-term and other compensation for, our Chief
Executive Officer. The Compensation Committee also reviews and approves the compensation for other executive officers and reviews and recommends the compensation for non-employee Board members.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to the compensation of the Chief Executive Officer and our other executive officers and make recommendations to the Board with respect to compensation of our non-employee directors. The Compensation Committee has overall responsibility for evaluating and, as appropriate, approving or recommending to the Board compensation plans, policies and programs of the Company as they affect the executive officers. The Committee is also responsible for providing input to the Board regarding executive officer succession and talent development, and reviewing the Company’s policies, programs and initiatives for diversity and inclusion and human capital management and providing guidance to the Board and management on these matters.
The Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant and outside legal counsel as necessary to assist with the execution of its duties and responsibilities. In 2024, the
Compensation Committee retained Pay Governance LLC (“Pay Governance”) to provide advice and counsel. Pay Governance provided compensation advice with respect to our name executive officers (or NEOs) and our directors as discussed in the
“Compensation of Directors” and “Compensation Discussion and Analysis” sections of this proxy statement among other executive compensation advice. The Compensation Committee administers our employee benefits plans with respect to the participation of our executive officers, including our 2013 Amended and Restated Stock Incentive Plan, 2009 Employee Stock Purchase Plan, Short-
Term Incentive Plan and Executive Management Non-Qualified Deferred Compensation and Supplemental Executive Retirement
Plan. The Compensation Committee certifies and approves payments based on performance measures. The Compensation
Committee held eleven meetings in 2024.
See “Compensation Discussion and Analysis” below for more information on our compensation philosophy and how the
Compensation Committee determines the compensation of our executive officers.
The Compensation Committee assessed the independence of Pay Governance pursuant to SEC and NYSE rules and determined that no conflict of interest exists that would prevent Pay Governance from independently representing the Committee. In making this

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	21
assessment, the Committee considered each of the factors set forth by the SEC and the NYSE with respect to Pay Governance’s independence, including that Pay Governance provided no services for the Company other than pursuant to its engagement by the
Committee. The Committee also determined there were no other factors the Committee should consider in connection with the assessment or that were otherwise relevant to the Committee’s engagement of Pay Governance.
The Nominating and Governance Committee
Our Nominating and Governance Committee is responsible for assisting our Board in identifying outstanding individuals to become
Board members; recommending to our Board nominees for each Annual Meeting of the Shareholders; overseeing evaluations of the
Board and its committees; developing, periodically reviewing, monitoring and recommending to the Board effective corporate governance policies and procedures; and developing and enforcing our Code of Business Conduct and Ethics. The Nominating and
Governance Committee also reviews and provides guidance to our Board and management about the Company's policies and practices that relate to corporate social responsibility and sustainability, as referred to the Committee by the Board. The Nominating and Governance Committee held four meetings in 2024.
Director Independence
Our Corporate Governance Guidelines require our Board to be comprised of a majority of independent directors. Generally, under
NYSE listing standards, a director is not independent if the director has a direct or indirect material relationship with Lithia or its management. In accordance with its charter, the Nominating and Governance Committee annually reviews the independence of all non-employee director nominees and reports its findings to the full Board of Directors, which makes a determination about the independence of each nominee. The Board of Directors and the Nominating and Governance Committee review and discuss all transactions and relationships between each director nominee and any member of the director’s immediate family and Lithia, its consolidated subsidiaries and affiliates, and management, both in the context of the specific independence standards enumerated in the NYSE listing standards, as well as other business and personal relationships that could compromise the independent judgment of a director. Other than the NYSE listing standards, we do not adhere to categorical standards for determining independence;
rather, we review and evaluate the specific facts and circumstances of each transaction and relationship to determine whether the director is independent. As a result of this review, our Board of Directors affirmatively determined that each of Mses. Loretz-
Congdon, McIntyre and McKinney and Messrs. Lentz, Miramontes and Robino is independent under NYSE listing standards and, prior to their retirement from the Board at the 2024 Annual Shareholder Meeting, each of Ms. Cain and Mr. Roberts were independent under NYSE listing standards. Mr. Robino will not be standing for re-election at our 2025 Annual Meeting.
Lead Independent Director and Governance Practices
Lithia’s governance documents provide our Board with flexibility to select the leadership structure that is best for the Company. If the
Chair of our Board of Directors is not an independent director, our Board of Directors annually selects an independent director to serve as the “Lead Independent Director” responsible for coordinating the activities of the independent directors, ensuring the Board and management address matters important to the independent Board members and fulfilling the Lead Independent Director duties set forth in Lithia's Corporate Governance Guidelines. If the Chair of our Board of Directors is an independent director, our Board of
Directors may nonetheless select a Lead Independent Director from one of the other independent directors.
Bryan B. DeBoer is our President and Chief Executive Officer, and Sidney B. DeBoer is our Chair of the Board. At this time, we believe it is beneficial for Sidney B. DeBoer to bring his strength as a long-time leader at Lithia to the role of Chair, while Bryan B.
DeBoer as CEO focuses on developing and implementing the Company’s strategies. Our Board of Directors appointed David J.
Robino as Lead Independent Director in 2022 to help ensure the strength and facilitate the active role of the independent members of the Board and will appoint a new Lead Independent Director for the 2025 - 2026 Board year.

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	22

From our Lead Independent Director This letter highlights some of the ways our Board of Directors is working to provide independent oversight of management and stewardship of our interests.
Strategic Oversight: Lithia’s entire Board is committed to serving your interests as
Lithia continues to achieve its short and long-term objectives. The Board provides ongoing oversight of the development and execution of our strategic goals, including our capital allocations, the increase in our scale through acquisitions and organic growth, and the diversifications of our revenue streams across our traditional, finance, and e-commerce adjacencies and partnerships. In addition, the Board’s involvement is critical to Lithia’s comprehensive strategic review conducted on an annual basis.
Executive Compensation Governance: Lithia and the Board firmly believe that our people are the heart of our mission, and the key to our success. Accordingly, we utilize best-in-class compensation governance practices, such as ensuring that our executives’ compensation creates shareholder value, overseeing management’s succession plans to nurture strong and diverse leadership for future growth, and responding to shareholder input. In 2024, our Compensation Committee continued to evolve our compensation program by re-incorporating EPS into our long-term incentive program in response to shareholder feedback and paying 10% of our short-
term incentive based largely on the achievement of our corporate responsibility initiatives. Our compensation philosophy and programs are discussed in greater detail in the Compensation Discussion and Analysis section of this proxy statement.
Shareholder Engagement: In 2024, we once again invited some of our largest shareholders (representing over 30% of our capital stock), including the largest investors that voted “against” our last say-on-pay vote, to engage with our Lead
Independent Director and Compensation Committee Chair regarding our compensation program, board renewal, and any other topics they would like to discuss, as described on page 35 in the Compensation Discussion and Analysis section of this proxy statement. We will continue this type of outreach regularly and continue to report on our integration of the feedback we receive.
Board Renewal and Diversity: Board succession and renewal are critical to our ability to oversee Lithia's success. This year, we welcomed Cassandra McKinney to our Board, where she serves as an independent director and a member of both our audit and compensation committees. Ms. McKinney's over 30 years of experience as a senior banking executive add valuable executive and financial experiences to our
Board. Her ethnic and gender diversity further enriches our Board's perspectives.
We have added three independent directors over the past three years and increased the number of independent directors from five to six. We have also enhanced our
Board's diversity with three women and two, namely Ms. McKinney and Mr.
Miramontes, ethnically diverse individuals serving as independent directors. In 2024, we incorporated our longstanding practice of identifying strong, competent director candidates, who reflect the gender and ethnic diversity of our employees and customers, in our Nominating and Governance committee charter, which is publicly available on our website.
Good Governance and Board Practices

•Lead Independent Director
responsible for helping plan board
agendas, regularly meeting with the
other independent directors without
management present, and presiding
over independent director executive
sessions and Board meetings in which
non-independent Board members may
have a real or perceived conflict.
•Board-designated director who leads
our cybersecurity oversight efforts.
•Regular board meetings and executive
sessions, including 15 board meetings
and 20 formal committee meetings in
2024.
•Annual review of director, committee
and board effectiveness, facilitated by
a third-party.
•Annual 360-degree review of CEO
effectiveness, facilitated by a third-
party.
•Robust stock ownership and anti-
hedging and pledging policies
applicable to directors and executives.
•Board-initiated and executed
shareholder engagement.
•Board-approved proxy access
permitting eligible shareholders to
nominate director candidates.
•Independent director age and tenure
limits designed to foster a refreshed
but experienced and independent
board.
•Annual election of all directors by
majority voting in uncontested
elections.

David J. Robino
Lead Independent Director

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	23
Director Qualifications and Nominations
The Nominating and Governance Committee is responsible for identifying and evaluating potential director nominees for election to our Board of Directors each year. The committee seeks a selection of directors who as a group will possess diverse skills and knowledge, including in such area as finance, marketing, management, and technology, as well as automotive retailing, and that will contribute to the Board’s overall effectiveness and the Company’s overall corporate goals and responsibility to its shareholders.
Board Succession Planning and Recruitment
Identifying and recommending individuals for appointment or elections to our Board are core responsibilities of the Nominating and
Governance Committee. The committee carries out this responsibility through a year-round process described below:

Candidate Recruitment
The Committee
identifies individuals
through a variety of
methods, including
independent search
firms and shareholder
recommendations.

Evaluation of Board
Composition
The Nominating and
Governance Committee
evaluates the Board’s
membership needs
based on a variety of
factors.
Candidate Evaluation
Candidates are
evaluated on whether
they exhibit certain core
attributes that our
Committee looks for in
all candidates, as well
as particular needs of
the Board at the time.
Recommendation to
Board
The Committee
recommends selected
candidates to the full
Board for nomination or
appointment to the
Board.
Evaluation of Board Composition: Each year the Nominating and Governance Committee evaluates the size and composition of the Board to assess whether they are appropriate in light of the Company’s evolving needs. In this evaluation, the committee considers the Company’s strategic direction, current director qualifications, the results of Board and committee self-assessments, and legal and investor relations review.
As part of the nomination process, the Nominating and Governance Committee annually reviews and evaluates the skills, talents, other characteristics and contributions of the current directors in the context of the desired composition of our Board, our operating requirements and the interests of our shareholders. The committee also reviews and interviews candidates for our Board of Directors whose background and experience suggest the candidates may be valuable board members considering the current Board composition. The Nominating and Governance Committee may propose to nominate current Board members or add new Board members, either as additional directors or in transition of current Board members. Potential candidates may be suggested by various sources, including management, Board members, shareholders, business leaders and other industry executives and directors. We may from time-to-time engage a director search firm. Russell Reynolds Associates was engaged in connection with the appointment of
Ms. McKinney.
Specifically, the Nominating and Governance Committee evaluates potential director nominee candidates based on broad criteria that include the individual’s skills, experience and other factors in the context of the current composition of our Board of Directors, including the Board’s overall diversity. Among other aspects, the Nominating and Governance Committee evaluates the following factors when evaluating director nominees: business experience, other directorships, business and personal relationships with management, educational background, expertise in finance and accounting, knowledge of financial reporting and the business of the
Company, and industry experience. In this context, diversity encompasses differences of viewpoint, personal and professional experience, expertise in specific areas, and other individual qualities and backgrounds. Our Nominating and Governance Committee
Charter provides that the committee will endeavor to incorporate diversity, including gender, race and ethnicity, among the list of candidates when filling any Board vacancy.
At a minimum, director nominees must have the ability to dedicate sufficient time to Board activities, and independent director nominees must meet applicable NYSE independence standards and not have any conflicts of interest with the Company. The
Nominating and Governance Committee reviews its effectiveness in balancing these criteria when assessing the composition of our Board.

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	24
Directors are not considered independent if they have been on the Board for 15 or more years, and no person may serve as an independent director after attaining the age of 79.
If a director is an active member of the board of directors of more than three other public companies, then the Nominating and
Governance Committee, when performing its annual review of the composition of the Board, will take into consideration the competing time requirements of the director in fulfilling the directors' duties as a member of our Board.
We require all of our directors to annually sign an acknowledgment of their confidentiality obligations and obligations under our insider trading policy and other applicable policies to reinforce their commitment to protect our confidential information and our business reputation and to comply with applicable securities laws.
We seek to attract and retain high-quality candidates for Board membership regardless of the origin of the recommendation, and there are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder or the committee itself. The Nominating and Governance Committee will consider potential nominees recommended by any record or beneficial shareholder. See "2024 Shareholder Proposals or
Nominations - Shareholder Director Recommendations” below.

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	25
Our Board’s Risk Oversight Role
Our Board of Directors monitors the risks facing our business by evaluating our risk management processes, including the processes established to monitor how management reports material risks to our Board of Directors and how our executive team manages the various risks that our Company faces. Our Board of Directors annually reviews the potential risks we face, including cyber risks, environmental risks and the potential impact of new laws and industry and competitive developments on our business, and the potential severity and likelihood of the risk. It considers immediate or short-term risks, while also evaluating and monitoring risks that could develop in severity or likelihood overtime. Our Board of Directors collaborates with management on developing the Company’s annual risk management plan and, as part of that process, helps management ensure that those risks and uncertainties are considered in ongoing operations and in the Company’s risk management plan. Our Board of Directors has delegated responsibility for certain areas of its risk oversight to its standing committees. The Board of Directors and our Board committees are charged with the following risk oversight responsibilities.
Board of Directors
•Enterprise Risk Management
•Cybersecurity
•Policies, practices and contributions regarding the environment, sustainability and social issues.
Audit Committee
•Material financial risk
exposures and the process by
which management assess
and manages financial risk
•Ethics and legal compliance
•Transactions with related
parties
Compensation Committee
•Risks related to compensation
policies and programs
•CEO and management
succession planning
•Human capital management,
employee relations, and
diversity and inclusion
Nominating and Governance
Committee
•Board succession planning
•Board structure
•Code of Business Conduct and
Ethics compliance and
enforcement
•Corporate sustainability and
social responsibility, as
referred by the Board
While our Board of Directors oversees risk management, our management is charged with managing risk through effective internal controls and processes, which facilitate the identification and management of risks. Management regularly discusses risk management with our Board of Directors, which requests and receives presentations from internal subject matter experts on topics of risk. Management also retains advisors or experts, as necessary, who can provide meaningful assistance in determining, accessing or managing areas of risk, beyond the Company’s own capabilities.

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	26
Cybersecurity
We are committed to maintaining robust cybersecurity practices and proactively work to protect the privacy of our customers, ensure the confidentiality, integrity and availability of our operation, and prevent cyber crimes against us. We operate with an internal policy and control framework for data protection, which is compliant with regulatory requirements and employs advanced technology and resources for cyber protection. This includes continuous monitoring, intrusion detection systems, and anomaly detection mechanics to promptly identify unusual activities or security breaches.
Our Board of Directors oversees our cybersecurity and data protection strategy and appoints a director to lead the Board’s efforts.
That director is Shauna McIntyre, who holds an NACD CERT certificate in cybersecurity oversight and also maintains familiarity with developments and practices in cybersecurity, better enabling Ms. McIntyre, and therefore the Board, to oversee the Company’s cybersecurity strategy. Management regularly reports risk exposures to the Board as well as the steps taken to monitor and control the risks, including quarterly reports on our cybersecurity posture, current and future risks, and potential incidents or vulnerabilities.
As part of that review, George Hines, our Chief Innovation and Technology Officer, leads our information technology and cyber protection strategy, and interacts directly with our Board of Directors. With the involvement of the designated director, we also obtain reports, evaluations and recommendations regarding our policies and systems from third parties with cybersecurity and information technology expertise. Currently, our Board of Directors believes assigning a director to lead the Board of Director’s cybersecurity risk oversight and thereby reviewing cyber risks and security amongst the full Board of Directors, better serves its oversight responsibility than assigning cyber risk oversight to a committee.
Code of Business Conduct and Ethics
We adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive, financial and accounting officers. A complete copy of our Code of Business Conduct and Ethics is available on our website at investors.lithiadriveway.com. You may request a copy by mail from our Investor Relations Department, Lithia Motors,
Inc., 150 N. Bartlett Street, Medford, Oregon 97501. We intend to publicly disclose any amendment to and any waiver of the Code of
Business Conduct and Ethics on our website.
Compensation of Directors
Non-Employee Director Compensation
Our directors serve from election at each Annual Meeting of Shareholders until the following annual meeting or until the director’s successor is elected and qualified. The Compensation Committee annually reviews non-employee director compensation and recommends any applicable changes to our Board of Directors. The Compensation Committee engages independent consultants to review the market competitiveness of the compensation paid to the non-employee directors compared to Company peers. The
Compensation Committee engaged Pay Governance in 2024 to help review and assess non-employee director compensation for the
2024-2025 Board service year. Pay Governance recommended, and the Board of Directors approved, changes to the director compensation program to retain competitive positioning for the 2024-2025 Board service year. The changes include an increase to the cash retainer amounts and equity grants, as set forth below and places the compensation at the median compared to Company peers, which are the same companies in the peer group used for executive compensation comparisons. The changes in the director compensation program are effective for the 2024-2025 Board service year. Accordingly, the actual compensation paid to a non-
employee director in the 2024 calendar year is earned under two separate compensation programs. Except for Sidney B. DeBoer, directors who are employees of the Company are not compensated separately for their service as directors. As noted in the Non-
Employee Director Compensation Table, for his services as a director, Sidney B. DeBoer receives the same compensation, in the same form, as the Company pays to its non-employee directors. Separately, Sidney B. DeBoer receives payments for his prior services rendered as an employee that are described below under "Certain Relationships and Transactions with Related Persons.”
on page 85. Executive officers of the Company do not recommend or determine non-employee director compensation. Our non-
employee directors are Mses. Loretz-Congdon, McIntyre and McKinney and Messrs. Lentz, Miramontes and Robino.

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	27
We pay a majority of our non-employee directors’ compensation as equity awards. The Compensation Committee believes that paying a majority of the annual compensation in equity provides non-employee directors with a vested interest in our long-term financial success and aligns their interests with those of our shareholders. The compensation structure for our non-employee directors for the 2024-2025 service year was as follows:
•$100,000 cash (no increase from the 2023-2024 calendar year) plus an additional $25,000 cash to each director for each committee chair position the director holds and $35,000 cash ($5,000 increase from the 2023-2024 calendar year) to each director who serves as Lead Independent Director or as chairman of the Board. In each case, cash amounts are paid in 12 monthly installments over the service period.
•An award for a number of restricted stock units ("RSUs"), which are settled in shares of our common stock, with a value of
$195,000 ($15,000 increase from the 2023-2024 board service year). The number of RSUs awarded is based on the average closing share price for the 20 trading days prior to the award grant date.
•RSU awards to our non-employee directors are granted immediately after our annual shareholder meeting and vest over one year, with 25% vesting on the first business day of the month after each regularly scheduled quarterly meeting of our Board of
Directors if the director continues to serve on that day. All equity grants to non-employee directors are subject to our stock ownership policy. See "Non-Employee Director Stock Ownership Policy; Hedging and Pledging Restrictions” below.
2024 Director Compensation
Non-Employee Director Compensation Table
The following table summarizes compensation paid to non-employee directors and to our Chairman during calendar year 2024, which amounts represent the 2024 portion of both the 2023-2024 Board term and the 2024-2025 Board term:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total Compensation
Kenneth E. Roberts (4)	$33,333	$0	$33,333
Susan O. Cain (4)	$41,667	$0	$41,667
Sidney B. DeBoer (3)	$160,000	$183,100	$343,100
James E. Lentz	$100,000	$183,100	$283,100
Stacy C. Loretz-Congdon	$100,000	$183,100	$283,100
Shauna F. McIntyre	$116,667	$183,100	$299,767
Cassandra M. McKinney (5)	$50,000	$158,210	$208,210
Louis P. Miramontes	$125,000	$183,100	$308,100
David J. Robino	$160,000	$183,100	$343,100
(1)    The fees reflected in the column "Fees Earned or Paid in Cash” in the above table are the actual fees earned in calendar year 2024
(2)    The amounts set forth in this column reflect the grant date fair value of all awards granted in 2024 calculated in accordance with FASB ASC Topic 718 and excluding the effects of any forfeitures. (See Note 14 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the valuation and assumptions and other information related to our stock awards).
(3)    This amount reflects the fees the Board has agreed to pay Mr. DeBoer for his service as a director under his Director Service Agreement, and does not include the amounts paid to Mr.
DeBoer under his September 14, 2015 Transition Agreement or otherwise, which are described under "Certain Relationships and Related Transactions and Director Independence” on page 85.
(4)    Ms. Cain and Mr. Roberts's service on the Board ended at our 2024 Annual Shareholder Meeting and therefore they did not receive any fees for the 2024-2025 Board term.
(5)    Ms. McKinney joined our Board effective July 1, 2024 and therefore received a pro-rata portion of the 2024-2025 Board term fees and equity awards.

Lithia Motors, Inc. 2025 Proxy Statement	03: Corporate Governance	28
The following table sets forth all stock units held by each non-employee director as of December 31, 2024. Ms. Susan Cain and Mr.
Kenneth Roberts's service on the Board ended at our 2024 Annual Shareholder Meeting and therefore they did not hold any unvested stock awards as of December 31, 2024:

Name	Unvested Stock Awards (#)
Sidney B. DeBoer	176
James E. Lentz	176
Stacy C. Loretz-Congdon	176
Shauna F. McIntyre	176
Cassandra M. McKinney	212
Louis P. Miramontes	176
David J. Robino	176
Deferred Compensation Agreements with Non-Employee Directors
We offer our non-employee directors the opportunity to defer receipt of all or a portion of their compensation by entering into a deferred compensation agreement with the Company. Under this agreement, participants who elect to defer compensation may defer receipt of all or a portion of their cash compensation under our deferred compensation plan and any stock award pursuant to our
2013 Stock Incentive Plan (including cash deferred into stock). Deferrals are paid following a separation from the Board in a lump sump, or, if elected and earlier, during the director's term of service as a lump sum on a fixed date or over a series of installments.
Ms. McKinney elected to defer her stock compensation issued for the 2024 - 2025 Board service year.
Non-Employee Director Stock Ownership Policy; Hedging and Pledging
Restrictions
We expect our non-employee directors to acquire and hold a sufficient number of shares of our common stock to meaningfully participate in the risks and rewards of ownership with our shareholders and to appropriately align the interests of directors with our long-term goals. Accordingly, under our Stock Ownership Policy for Directors, non-employee directors are required to own and maintain shares of our common stock having a market value equal to at least five times the annual base cash compensation paid to the director within five years after the director’s initial appointment to our Board of Directors. (If a director does not or ceases to comply with the policy, the director is expected to retain 100% of the net after-tax shares received upon the settlement of any equity incentive award and not otherwise transfer any shares until the stock ownership minimums are attained). In determining compliance with the policy, share ownership includes RSUs subject to time-vesting and indirect share ownership.
We have adopted an Insider Trading Policy and procedures applicable to our directors, officers, and employees, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. Our Insider Trading Policy and our Stock Ownership Policy for directors specify that they may not (1) engage in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds or (2) hold Company securities in a margin account or otherwise pledge Company securities as collateral for a loan.

Lithia Motors, Inc. 2025 Proxy Statement	04: Corporate Responsibility	29
As Lithia & Driveway continues to pursue customer loyalty, potential, and growth, we recognize the importance of sustainability as a factor in our future success. That’s why we embrace six sustainability goals that focus on improving our environment, facilities, employees, and communities, which can be found in more detail in our Corporate
Sustainability Report. To Improve Constantly, we strive to consume resources respectfully throughout our organization, increase sustainable-vehicle knowledge and sales, create a supportive culture, and give back to our communities.
Introduction
Environmental Goals
Social Goals
Increase GreenCars on the Road
Goal 1
Our GreenCars resource leads the way in
consumer education on electric vehicles.
Operate Sustainable Stores
Goal 2
We improve operations with facility
updates & ENERGY STAR certification.
Extend Vehicle Lifecycles
Goal 3
Selling and serving value-autos keeps
good cars on the road longer.
Strengthen Our Communities
Goal 4
We cultivate bonds, build bridges &
foster engagement in the communities
we serve.
Maximize Employee
Health, Wellness & Safety
Goal 5
Our leaders nurture workplaces where
team members feel engaged, inspired,
and respected.
Champion a High-Performance,
Diverse & Inclusive Culture
Goal 6
A culture of belonging fuels innovation,
teamwork, and our mission of Growth
Powered by People.
04
CORPORATE RESPONSIBILITY
Our Commitment to all Stakeholders

Lithia Motors, Inc. 2025 Proxy Statement	04: Corporate Responsibility	30
Selling More Sustainable Vehicles
As a segment of a global automotive retailer, GreenCars is uniquely positioned to drive the transition to sustainable mobility. With a growing consumer focus on reducing carbon emissions, our vast inventory and expert team members are helping more customers embrace electric vehicles (EVs) and plug-in hybrid electric vehicles (PHEVs).
What began as a digital platform has now evolved into a dynamic, real-world presence. Our participation in all eight stops of Electrify
Expo brought the GreenCars experience directly to consumers, bridging the gap between online education and in-person engagement. This nationwide event provided a unique opportunity for our stores and dealer network to interact with the public, showcase a curated selection of EVs, and highlight the diversity and innovation in today’s electric vehicle market.
Through our dealer partnerships, we featured an extensive lineup of electric vehicles from both established automakers and emerging brands, ensuring attendees had access to unique, high-demand models that aren’t often seen at other events. Our stores were on-site to offer expert insights, answer questions, and help consumers make informed decisions about their next EV purchase.
With hands-on test drives, interactive experiences, and tools like the GreenCars Buyer’s Guide, EV Charging Network Tool, and
EV Incentive Tool, we are striving to make the transition to electric mobility simpler and more approachable.
Our impact is clear:
•7% of new vehicle sales are EVs, reflecting a steady shift toward sustainable options.
•Over 11 million unique visitors explored GreenCars.com—a 48% increase year-over-year—demonstrating growing consumer interest in electric mobility.
•Over 18,000 influenced sales, a 42% year-over-year increase, showing how our efforts are translating into EV adoption.
GreenCars is no longer just a website—it’s wherever the customer needs us to be. Whether browsing online, exploring EV options at a dealership, or engaging with our vehicles at major events like Electrify Expo, we’re creating seamless experiences that meet consumers wherever they are in their EV journey.
Operate Sustainable Stores
We are committed to implementing sustainable technologies and practices that enhance profitability while reducing our carbon footprint. Across our organization, LAD leaders and team members are encouraged to Take Personal Ownership of decisions that drive leaner, greener store operations.
To support this mission, we provide an internal Store Sustainability Resource Center, equipping our teams with practical tools and strategies to advance our environmental goals. Our efforts to operate more sustainably focus on two key areas:
1. Energy Efficiency
We invest in long-term strategies and innovative technologies to reduce environmental impact and improve energy performance.
This includes upgrades such as LED lighting retrofits and smart power management solutions. Additionally, through our partnership with the EPA, our team members have been featured in industry-wide educational webinars, sharing best practices across the dealership network.
2. Decarbonization
Complementing our energy management efforts, our decarbonization strategy prioritizes renewable energy adoption, vehicle electrification, and education. By integrating high-impact energy solutions and leveraging available incentive programs, we drive both sustainability and cost savings across our operations.
Our commitment to sustainable operations produces measurable results:
•1.7 million kilowatt-hours saved annually through completed energy efficiency projects.
•6 of the 16 ENERGY STAR-certified dealerships in the U.S. are within the LAD network—the most of any auto retailer.
•Based on the current renewable energy project pipeline, Lithia is on pace to have onsite renewable energy at 25 sites across our network, generating nearly 7 million kilowatt hours of clean energy and $1 million in energy cost savings per year.
By integrating sustainability into our operations, we are building a more efficient, responsible, and future-ready dealership network.

Lithia Motors, Inc. 2025 Proxy Statement	04: Corporate Responsibility	31
Strengthen Our Communities
The desire to strengthen community engagement and help others runs deep throughout our entire organization. Nearly every one of our more than 400 stores and corporate locations participate in or sponsor charitable events that can range from advocating for youth to helping defeat cancer. Because many of our team members live within the communities we serve, we often support nonprofit initiatives that are specific to their city or region.
Connecting with the communities where we live, and work is a core pillar of Lithia & Driveway’s social sustainability outlook. When we stand shoulder-to-shoulder with our neighbors, we cultivate strong bonds, build bridges, foster teamwork, and embody our core value: Have Fun!
Champion a High-Performance, Diverse & Inclusive Culture
Since 2015, Lithia’s Women LEAD program in the US has been dedicated to fostering leadership, growth, and career development for women across the organization. Through engaging sessions and discussions, Women LEAD has provided a platform for mentorship, empowerment, and professional advancement. Each year, the program highlights key topics such as leadership strategies, cultural inclusion, and personal branding, helping to shape an inclusive workplace where women can thrive.
We are proud to expand this commitment globally by featuring our UK colleagues and their involvement with the Automotive 30%
Club, a network of industry leaders dedicated to advancing gender balance in the automotive sector. By supporting initiatives that promote equal opportunities and inclusive leadership, we continue to drive meaningful change and create pathways for the next generation of women leaders.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	32
This Compensation Discussion and Analysis discusses Lithia’s compensation program for its Chief Executive Officer, Chief Financial
Officer, and next three highest paid executives (named executive officers or “NEOs”), including its philosophy, objectives and how our
2024 performance drove compensation for the 2024 calendar year.
Our current named executive officers are as follows, including Adam
Chamberlain who was promoted to the COO role in August of 2024.
Adam A. Chamberlain, 51
Current Position(s): Adam A. Chamberlain is our
Executive Vice President and Chief Operating Officer
(COO), a role he has served in since August 2024.
Christopher S. Holzshu, 51
Current Position(s): Christopher S. Holzshu is
our Executive Vice President, a role he has
served in since August 2024.
George N. Hines, 52
Current Position(s): George Hines is our Senior
Vice President, Chief Innovation and Technology
Officer (CITO) and has served in this role since
July 2019.
Tina H. Miller, 44
Current Position(s): Tina H. Miller is our Senior
Vice President, Chief Financial Officer (CFO), and
has served in this role since August 2019
Bryan B. DeBoer, 58
Current Position(s): Bryan B. DeBoer has been
our Chief Executive Officer (CEO) and President
since 2012.
05
Compensation Discussion and Analysis (CD&A)
Introduction
Table of Contents
05 Compensation Discussion
    and Analysis (CD&A)
Introduction.........................................................32
Executive Summary................…........................33
Performance & Compensation Highlights.......…33
Our Compensation Practices Benefit

Base Salary.....................................................…39
Short-Term Incentive Plan...............................…39
Long-Term Incentive Plan................................…43
Compensation Decision Making Process........….46
Executive Compensation Governance
Components........................................................48
Compensation Committee Report.......................49
06 Compensation Tables
Summary Compensation Table...........................50
Grants of Plan-Based Awards Table for 2024......51
Outstanding Equity Awards at 2024

Potential Payments Upon Termination

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	33

2024 Short-Term Incentive Plan
Weighting	Performance Metric	Attainment
	Relative Revenue Growth	Peer Rank 1st	Payout 200%
	Relative Net Income Growth	Peer Rank 13th	Payout 70%
	Corporate Responsibility & Strategy	Achievement Above Target	Payout 150%
		Total Payout:	130%
50%
10%
40%
Executive Summary
Performance and Compensation Highlights
(2) Expected annualized revenue from key acquisitions
Management’s strong operational and strategic performance drove an above target payout on our short-term incentive plan at
130% of target.
2024 Short-Term Incentive
Performance Impact on Compensation
74%
2 Year
14.3%
$29.65
$5.9B
$36.2B
/ 1st among peers (Q4'23 to Q3'24)
/ 3rd in peers
As shown below, 2024 was a year of strong execution and progress in our operational plan. In 2024, we achieved record revenue,
Driveway Finance achieved profitability, and we streamlined our cost structure, despite headwinds created by the continued
normalization of profits per unit, and made progress on our corporate responsibility and strategic initiatives. These achievements resulted in our cash-based 2024 short-term incentive paying out at 130% of target. Because we began issuing performance-based restricted stock units (PSUs) using our new 3-year performance period in 2023, no PSUs completed their performance period in 2024.
During the course of the year, we received feedback from proxy advisors, and our Lead Independent Director and the Chair of our
Compensation Committee engaged with our key investors regarding our compensation plan. Input from these engagement efforts resulted in improvements to our new compensation program as first deployed in 2023.
Total Shareholder Return1
31%
/ 3rd in peers
3 Year
32%
/ 10th in peers
/ -18% v. last year
/ +17% v. last year
(1) TSR shown over each of the specified number of years, in each case ending on 12/31/2024; TSR is calculated using the 30-day average closing stock price as of the beginning and end of each period.
1 Year
2

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	34
2024 Long-Term Incentive
As discussed further in Long Term Incentive Plan – 2024 PSUs, below, the Compensation Committee did not increase our CEO’s target annual long-term incentive in 2024 and actively managed the long-term incentive design to more closely align the target and reportable grant date values of our named executive officers' PSUs. In response to shareholder feedback, we also replaced relative net income growth with relative EPS growth in our 2024 PSUs, which will vest and pay out, subject to performance, after the end of their performance period on December 31, 2026. Because we began issuing PSUs using our new 3-year performance period in 2023, no PSUs completed their performance period in 2024.
2025 Compensation
The highlights of our 2025 compensation plan are as follows:
•Our 2025 incentive structure remains focused on long-term performance equity that vests based on our relative revenue growth and EPS growth, with a relative TSR modifier. Our 2025 short-term plan also remains consistent with 2024, emphasizing net income and revenue growth, with a corporate responsibility and strategy component.
•Our CEO’s base salary and target cash and equity incentive compensation opportunity did not increase for 2025. As a result of the Compensation Committee’s management of the compensation program, the reportable grant-date accounting value of our
CEO’s 2025 PSUs will be less than the reportable grant-date value of our CEOs 2024 PSUs.
•Starting in 2025, in light of increased public awareness of CEO safety, we began allowing our CEO and certain other employees to use our corporate aircraft arrangements for personal travel subject to annual limits set by the Compensation
Committee, as described in the Perquisites section below.

RSUs	PSUs
•Vesting Period: annual installments over three years	•Performance Period: 2024-2026 •Metrics: ◦Relative Revenue Growth (40%) ◦Relative EPS Growth (60%) ◦Relative TSR Modifier (up to +/- 35%) s

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	35
Our Compensation Practices Benefit our Shareholders
2024 Shareholder Engagement
Our executive compensation programs have strong governance components that further strengthen our pay-for-performance compensation philosophy, including the following:
Lithia’s Compensation Committee encourages shareholder feedback on our compensation approach and aims for constant improvement. We rely on focused board-level engagement, complemented by regular shareholder outreach and engagement activities conducted by our CEO and other members of our management team, and our annual say-on-pay vote. These engagements build shareholder alignment.
Mindful of our historically exceptional say-on-pay support (averaging 97% in the 5 years preceding 2023) and the strong but relatively reduced support in 2024 (with 81%
voting in favor), we engaged with shareholders representing over 75% of our outstanding capital stock in 2024, on a variety of topics, including our executive compensation program. In addition, our Lead Independent Director and the Chair of our Compensation Committee invited some of our largest shareholders, including shareholders representing over 70% of the shares voted “against” our compensation program in our 2024 say-on-pay vote, to discuss and provide feedback on our compensation program and other matters.
Our engagement with shareholders, as well as feedback received from the proxy advisory firms, is reflected in our compensation program, as seen below:
* represents percent of outstanding capital stock as of
December 31, 2024

What We Do
✓	Align pay and performance, with significant percentages of target total direct compensation (TDC) based on performance or at risk (91% for the CEO and 79% for the other NEOs)
✓	Rigorous financial, strategic and relative performance goals, including relative TSR, with audited attainment determinations
✓	3-year performance periods on long-term incentives
✓	Meaningful stock ownership guidelines for directors and executives
✓	Clawback policies on cash incentives and stock awards due to financial restatement or misconduct resulting in reputational harm
✓	Double-trigger change in control provisions
✓	Entirely independent Compensation Committee
✓	Independent compensation consultant
✓	Annual compensation program and policies risk assessment
✓	Ability to exercise negative discretion on earned bonus amounts
Director Engaged    >20%*
Total Engaged              >70%*
Total Contacted                  >75%*

What We Do Not Do
×	No “golden parachute” gross-ups
×	No hedging/pledging/short-sales of company stock
×	No dividends paid either on unvested stock awards or on options/ SARs (which we do not currently grant)
×	No perquisites beyond life and injury/disability related insurance coverage
×	No options/SARs (which we do not currently grant) with below FMV exercise price
×	No repricing of options/SARs (which we do not currently grant) without shareholder approval
×	No excessive severance
×	No guaranteed salary increases, bonuses, or long-term incentive awards
×	No adjustment or modification of any outstanding cash or long- term equity incentive in response to recent volatile market conditions

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	36

What We Heard	What We Did
CEO Pay	No Change to CEO Target Base and Incentive Pay in 2024
Proxy advisor firms commented that CEO pay increased between 2022 and 2023, and was too high.
Based on his positioning relative to similarly situated CEOs of peers, company performance and investor feedback, we did not increase our
CEO's base salary and target cash and equity incentive compensation in 2024.
Further, the reportable value of our CEO's equity compensation as shown in the summary compensation table decreased in 2024 due to the Compensation Committee's active management of the long-term incentive program, as discussed in Long-Term Incentive Plan - 2024
PSUs, below.

Metric Selection/Overlap	Increased Metric Alignment with Strategic Plan and Majority Differentiated Metrics
Shareholders representing a significant percentage of
our outstanding shares asked that our short- and
long-term metrics align with our strategic plan, which
emphasizes revenue and EPS, while proxy advisors
preferred that we minimize overlap between the LTIP
and STIP plan metrics.

Our 2024 LTIP and STIP core metrics, as approved at the beginning of
2024, were relative revenue and relative net income. Upon hearing feedback from our investors stressing the importance of incorporating
EPS into our plans, and to differentiate STIP and LTIP metrics wherever prudent, we amended our 2024 PSUs in May of 2024 to replace the relative net income metric with relative EPS, as further discussed in Long-Term Incentive Plan - 2024 PSUs, below. Following this change, core metrics weighted at 60% of our STIP and LTIP, respectively, are non-overlapping. Revenue (weighted at 40% for both plans) is our only overlapping metric between STIP and LTIP because of its prime importance as a strategic goal for pay delivery in the short and long-term plan.

Pay Equity	Flat YOY CEO Pay and Merit Based increased for Other NEOs in 2024
One proxy advisor suggested pay equity between the CEO and other named executive officers should improve.
2024 was a year of transition for our executive team as Adam
Chamberlain was elevated to the role of EVP, Chief Operating Officer.
We expect pay equity to continue to improve as this transition matures, particularly in so far as we maintained CEO target compensation in
2024 and have continued with appropriate and merit-based
compensation increases for our other named executive officers.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	37
Compensation Philosophy
Our vision guides our mission, and our mission drives our business strategy and our compensation philosophy. All four of these areas are informed by our values.
Who We Are
The pragmatic disruptor with a proven multifaceted success
strategy, competitively leading the modernization of personal transportation by providing consumers solutions, wherever,
whenever, and however, they desire.
Our Mission
Our mission, Growth Powered by People, focuses on our
customers and team to create a competitive advantage. We are a growth company and the continued development of our team is
critical to our long-term success. Our entrepreneurial culture is the foundation of our business strategy. This culture drives our team to create simple, customer-centered experiences. Trust in each other is key to making decisions that will be in the best interests of the
Company and its stakeholders. We strive for high customer
retention and strong market share, while controlling costs, to yield exceptional profit performance.
Our Business Strategy
We are a growth company focused on profitably consolidating the largest retail sector by providing personal transportation solutions, wherever, whenever, and however, consumers desire.
Compensation Philosophy
Our Values
Lithia’s compensation program is designed to support the Company’s vision, mission, and values and align appropriate incentives and rewards with the execution of our business strategy, all while attracting, motivating, rewarding, and retaining high-performing employees, who influence and drive the Company’s long-term success. Lithia strives to do this by providing a market competitive-
salary and performance-based short and long-term incentive compensation.
Within our entrepreneurial and high-performance culture, we implement a human capital policy that supports a diverse and energized workforce with career advancement, role mobility opportunities, and strong health, safety, and wellness initiatives. Our values guide us beyond producing financial returns to serving our customers and communities, developing our people, reaching our potential and growing our company:
Working together, we create a welcoming and
highly responsive environment with positive
experiences that Earn Customers for Life.
We are motivated by the freedom of
Taking Personal Ownership for our actions
and results.
By innovating, remaining humble and
challenging ourselves perform better,
we Improve Constantly. .
Our enthusiasm for our customers,
communities, cars, each other and our success
represent the catalyst for Having Fun!

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	38
Compensation Components
The three major elements of our executive officers’ regular total direct compensation (TDC) are: (i) base salary, (ii) awards under our cash-based short-term incentive plan, and (iii) awards under our equity-based long-term incentive plan. While performance drives all aspects of our compensation, for 2024, 91% of target annual TDC for the CEO and 79% of the target annual TDC for our other named executive officers, was incentive-based or at-risk, reflecting Lithia’s pay-for-performance philosophy.
*Average NEO target compensation, including annualized
targets for Adam Chamberlain following his elevation to
Chief Operating Officer.
CEO
Other
NEOs*
Target Compensation By Component
■ Long-Term Incentive
■ Performance-Based RSUs
■ Service-Based RSUs
■ Short-Term Incentive
■ Base Salary
■ Other

		Compensation Component	Description
	Annual	Base Salary
A competitive base income set to attract talent and promote long-term retention. Lithia believes that as an employee moves into higher level positions in the Company, base pay should become a smaller component of overall TDC.

Performance Based		Short-Term Incentive
An annual performance-based cash incentive which ties a significant portion of our executives annual cash to growth in revenue and profitability, and achievement of our corporate responsibility and strategy goals.

	Long-Term	Long-Term Incentive
A long-term equity-based program that emphasizes performance-vesting restricted stock units that incorporate relative financial metrics and a relative TSR modifier, with a minority weighting on service-vesting restricted stock. Performance awards vest only after a 3-year performance period.

	Other	Retirement
A non-qualified deferred compensation plan with annual discretionary contributions that provides key employees funds for retirement and supports succession planning.
Supplemental Executive Retirement Plan contributions promote retention by using longer-term vesting periods. Participants may choose to defer up to 50% of their base salary and 100% of their bonus compensation.

		Perquisites	Perquisites are limited.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	39
The 2024 short-term incentive plan rewarded executives based on our revenue and net income growth, in each case relative to our
Peer Group, and execution of our corporate responsibility and strategy initiatives. Compared to our 2023 short-term incentive, we used all relative metrics in 2024 to focus our team on competitive growth in our Peer Group and increased the weighting of our profit metric from 40% to 50% to emphasize greater profitable growth. We also increased the weighting of financial metrics under our short-term incentive from 80% to 90%, consistent with our focus on core financial performance as we progress in the execution phase of our growth strategy.
2024 Compensation Program Design & Results
Base Salary
We provide base salaries to our executive officers to compensate them for their services rendered during the year and to provide them with a level of competitive and stable fixed compensation.
The Compensation Committee approves the 2024 base salary for our CEO based on competitive market factors, the CEO’s duties and responsibilities, comparison of relative CEO pay within the Peer Group described below, the CEO’s performance and the relative pay of our senior management team. The base salaries of all other NEOs are developed by the CEO and our independent compensation consultant based on similar factors and are analyzed and approved by the Compensation Committee. Accordingly, the Compensation Committee approved the following salaries for our executive team in 2024. In addition, Mr. Chamberlain’s salary was increased in August of 2024 from $600,000 to $750,000 in connection with his elevation from Chief Customer Officer to EVP,
Chief Operating Officer.

Named Executive Officer	2023 Base Salary ($)	2024 Base Salary ($)	Δ
Bryan B. DeBoer	1,300,000	1,300,000	—%
Tina H. Miller	750,000	750,000	—%
Christopher S. Holzshu	900,000	900,000	—%
George N. Hines	600,000	640,000	6.7%

		Weighting of Performance Factors
Named Executive Officer	Target Short-Term Incentive (% of Salary)	Relative Revenue Growth	Relative Net income Growth	Corporate Responsibility & Strategy
Bryan B. DeBoer	150%
Tina H. Miller	87%
Adam A. Chamberlain	113%
Christopher S. Holzshu	120%
George N. Hines	69%
40%
50%
10%
Short-Term Incentive Plan
How our 2024 Short-Term Incentive Plan Works
Our 2024 short-term incentive plan compensated executives for achieving annual performance goals in each of the above criteria.
Each named executive officer’s target cash bonus potential was based on a market competitive percentage of base salary ranging from approximately 67% to 150%, which was paid out according to the attainment of pre-approved performance goals. Each executive’s target bonus, expressed as a percentage of salary, and their weighted performance goals, were as follows:

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	40

2024 Short-Term Incentive Plan - Relative Financial Metrics
Weighting	Performance Metric	Attainment
	Relative Revenue Growth	Peer Rank 1st	Payout 200%
	Relative Net Income Growth	Peer Rank 13th	Payout 70%
40%
50%
Establishment of 2024 Targets and Actual Cash Payouts
We believe using metrics that promote high performance and profitable growth are critical. These performance criteria are approved annually by the Compensation Committee and are designed to reward both short-term and long-term value creation, support growth in profitability, maximize our capital deployment strategies and increase share value. Management provides the
Compensation Committee with a quarterly review of the short-term incentive plan attainment pacing. If we do not achieve threshold performance, then no short-term incentive is earned or paid. The Compensation Committee has discretion to reduce awards under the short-term incentive plan. For 2024, our relative financial metrics and corporate responsibility and strategy goals and attainment were as follows:
•Relative Financial Metrics: 90% of our short-term incentive plan payouts depended on our financial performance, all which are relative to our expanded retail peer group. Specifically, 40% was based on our revenue growth rank, and
50% was based on our net income growth rank, as shown below.
*Our and peer company growth under both metrics is measured as the sum of that applicable metric for the four quarters reported prior to
December 15, 2024, divided by the sum of the same metric for the immediately preceding four quarters.
In 2024, relative financial metric results and corresponding payout percentages relative to target are shown below:

Revenue Growth Rank	Attainment Percentage	Net Income Growth Rank	Attainment Percentage
1st to 5th	200%	1st to 5th	200%
6th	180%	6th	180%
7th	160%	7th	160%
8th	140%	8th	140%
9th	120%	9th	120%
10th	100%	10th	100%
11th	100%	11th	100%
12th	80%	12th	80%
13th	70%	13th	70%
14th	60%	14th	60%
15th	50%	15th	50%
16th to 20th	0%	16th to 20th	0%

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	41
Corporate Responsibility and Strategy Objectives: 10% of our 2024 short-term incentive plan was based on progress toward our corporate responsibility and strategy goals. These goals are rigorous and intended to focus management on advancing our initiatives described in the Corporate Responsibility section of this Annual Proxy Statement, above.
Each year, management determines the extent to which these objectives are accomplished, which is then presented to the
Compensation Committee for approval. Payout percentages are as follows:

Objectives	% of Payout
Significantly Above Target	200%
Above Target	150%
Target	100%
Below Target	50%
We successfully executed on our corporate responsibility objectives this year, as shown below. Accordingly, these results, as approved, warranted a payout of this portion of each executive’s 2024 short-term incentive plan award schedule at 150% based on achievement of our goals, including:

Corporate Responsibility and GreenCars	Strategic
•7% our new vehicle sales are electric vehicles.
•Over 11 million unique visitors to GreenCars.com (48% increase year-over-year).
•~18,000 sales influenced by GreenCars (42% increase year-over-
year).
•2024 energy efficiency projects will save an estimated an
estimated 1.7-million-kilowatt hours per year.
•6 of the 16 ENERGY STAR certified dealerships in the country are within the LAD network. The most of any auto retailer.
•Based on the current renewable energy project pipeline, Lithia is on pace to have 25 on-site solar systems across our network
saving an estimated 7-million-kilowatt hours and $1 million in expense per year.

•Driveway operating gross profit increased +221% year-over-year.
•Driveway.com has received a 4.4 overall Google rating in 2024.
•Grew online inventory to ~62,000 by the end of Q4 (a 20%
increase year-over-year) – strengthening customer optionality within our network.
•SELL Title Processing time has improved 36%.
•DMV Processing Time has improved 21% year-over-year.
•Driveway achieved a significant number of influenced sales for the Store Network.
•Driveway operational plan is ahead of schedule with significantly reduced costs relative to 2023.

2024 Actual Bonus
Based on 2024 attainment of these goals, the 2024 short-term incentive plan payouts were as follows:

Named Executive Officers	Target Short-Term Incentive Plan as % of Base Salary	Actual 2024 Payout as % of Target	Actual 2024 Payout ($)
Bryan B. DeBoer	150%	130.0%	2,535,000
Tina H. Miller	87%	130.0%	845,000
Christopher S. Holzshu	120%	130.0%	1,404,000
Adam A. Chamberlain	113%	130.0%	975,000
George N. Hines	69%	130.0%	572,000

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	42
Long-Term Incentive Plan
We issue awards under our long-term incentive plan primarily in the form of PSUs, with a service-based RSU component. We believe this PSU and RSU mix better aligns our executive team with our shareholders compared to a stock option-based plan because PSUs are directly tied to performance outcomes and both PSUs and RSUs experience the upside as well as the downside of stock price changes. This structure leverages Lithia’s public company status to reward employees for achieving financial performance that exceeds our peers, drives our stock price upward, and remains tied to the fundamental profitability of our business. In addition, relative metrics informed by our operational goals and financials objectives link pay outcomes to the attainment of market leading results.
The amounts of unvested equity for each of our executive officers, as seen in our
Pay Versus Performance table, are designed to create strong shareholder alignment and appropriate holding power to support our employee retention and stock ownership goals.
How our 2024 Long-Term Incentive Plan Works
In 2024, the Compensation Committee approved long-term incentive awards for our executives consisting of PSUs and RSUs, as set forth in the table below. The
Compensation Committee approved the PSUs and RSUs awarded to NEOs and other key employees after considering, among other things, peer comparisons, Company financial performance and absolute and relative total shareholder return, awards granted in prior years, the percentage of total compensation and targets determined based upon the Company’s Board approved business plan, and the recommendation of our independent compensation consultant.
25%
75%
2024
LTI Target
Value Split
PSUs (3yr performance period)
RSUs (annual service-vesting over 3yrs)
Target v. Disclosed Accounting Value: In addition, the Compensation Committee adjusted our 2024 long-term incentive plan to ensure a greater degree of alignment between target grant date values and the reportable grant date accounting values which appear in the Summary Compensation Table, below. Specifically, as discussed in last year’s Annual Shareholder Proxy Statement, the grant date accounting values of our executives’ 2023 equity awards exceeded the target amounts set by the Compensation
Committee due to the timing of those grants, a sudden increase in our stock price immediately pre-grant, our normal practice of determining the number of shares underlying each award using the 40-day average closing stock price on the date of grant, and the introduction of a Monte Carlo simulation into the valuation of our PSUs, which takes into account outperforming pre-grant stock price growth.

Named Executive Officer	2024 Target PSU Value ($)	2024 Target RSU Value ($)	2024 Target Total LTI Value ($)
Bryan B. DeBoer	8,062,500	2,687,500	10,750,000
Tina H. Miller	1,500,000	500,000	2,000,000
Christopher S. Holzshu	3,712,500	1,237,500	4,950,000
Adam A. Chamberlain	1,000,000	333,333	1,333,333
George N. Hines	750,000	250,000	1,000,000

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	43
Mindful of this, in 2024, the Compensation Committee returned to its normal early-January grant timeline. Nonetheless, due to an unexpected substantial increase in the Company’s stock price in December 2023, the expected grant date accounting value of our
CEO’s 2024 equity was forecasted to be materially in excess of target. To manage this, our Compensation Committee, in conjunction with its advisors, reviewed various updated designs and modeled several alternatives to manage that variance. Taking that feedback into account, the Compensation Committee decided to shorten the averaging period used for measuring relative
TSR, and for determining the number of shares granted, from 40 days to 20 days for our executive officers. This action was taken in advance of the 2024 awards’ grant date and, as a result, the grant date value for our executives’ equity awards is more in line with target and has decreased year-over-year.
Retirement: In the event of the retirement of an NEO or, in certain cases, termination of employment other than for cause, and to the extent the NEO (i) meets certain retirement eligibility criteria described in the award agreement (which criteria differ for individual executives and award years but require, at a minimum, that an individual’s combined age and service must equal at least 65) and (ii) complies with certain post-retirement assistance requirements and covenants, all PSUs and RSUs will continue to vest as if the executive continue their employment with the Company (i.e., subject to any performance requirements and in accord with any service-based vesting schedule). Lithia believes that this retirement vesting feature is appropriate and motivating because it provides protection to long-tenured NEOs considering the vesting and performance period and is a prevalent practice among other companies within the Peer Group. Further, PSUs will be forfeited and provide no value to its holder to the extent a
NEO violates specific post-retirement covenants.
2024 PSUs
The 2024 PSUs pay out formulaically after the completion of a 3-year performance period based on relative financial metrics and a relative TSR modifier, as follows:
2024 PSU Design Overview
•Performance Period: 2024-2026
•Metric:
◦Relative Revenue Growth (40%)
◦Relative EPS Growth (60%)
◦Relative TSR modifier (up to +/- 35%)
•Incentive: drive high-quality and profitable revenue that outperforms our peers; link pay outcomes to stock performance.
As discussed in our 2024 Annual Shareholder Proxy Statement, the 2024 PSUs as originally approved would have vested based on our revenue growth and net income growth, in each case relative to our expanded retail peer group over the 3-year performance period, with a relative TSR modifier that can increase or decrease payouts by up to 35%.
However, we heard from several of our large shareholders that they believed our incentive compensation should focus on EPS and that we should replace net income with EPS in the 2024 PSUs in so far as the Company’s long-term strategy is in part EPS-based.
In addition, shareholder advisors re-affirmed their preference for including non-overlapping metrics in the Company’s short-and long-
term incentive plan.
After considering this investor feedback, and after reviewing best compensation practices, the Company changed the relative profitability metric in our 2024 PSUs from net income to EPS in May of 2024 so that the Company’s 2024 long-term incentive plan more closely aligns with the Company’s stated EPS-based strategic goals and to minimize metric overlap between our 2024 short-
term incentive plan (which utilizes net income) and our 2024 long-term incentive plan (which now incorporate EPS instead of net income). Additional reasons for this change include that it:
•was responsive to shareholder feedback,
•was made early, within 5 months of grant for awards that utilize a 36-month performance period, and at a time when outcomes under the old and new formulae were substantially uncertain,

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	44
•was not intended to increase payouts, and included an express preservation of the Compensation Committee’s authority to manage any resulting and unintended payout increases,
•resulted in no incremental accounting or compensation charge, and
•did not involve a change in the 2024 PSU’s goal rigor (i.e., the EPS goals, described below, use the same payout schedule –
based on our ranked performance relative to peers – as the net income component originally included in the 2024 PSUs).
2024 PSU Payout Formula:
The 2024 PSUs use a performance period that ends on December 31, 2026 and will pay out in 2027 to the extent the Compensation
Committee certifies attainment based on the following formula:
[ (Relative Revenue Attainment * 40%) + (Relative EPS Growth Attainment * 60%) ] * Relative TSR Modifier

Relative Revenue Growth: Attainment under the revenue growth[1] component of our PSUs is based on our revenue growth performance ranked against our full Peer Group, as shown below:		Relative EPS Growth: Attainment under the EPS growth[1] component of our PSUs is based on our EPS growth performance ranked against our full Peer Group, as shown below:
TSR Modifier
The attainment percentage determined
by our relative revenue growth and
relative EPS growth is then multiplied by
an adjustment factor determined by our
3-year TSR ranking relative to our full
Peer Group, as follows:

Revenue Growth Rank	Attainment Percentage	EPS Growth Rank	Adjustment Factor	TSR Growth Rank	Modification Factor
1st to 5th	195%	1st to 5th	195%	1st to 5th	1 .35
6th	175%	6th	175%	6th	1 .30
7th	160%	7th	160%	7th	1 .25
8th	140%	8th	140%	8th	1 .15
9th	120%	9th	120%	9th	1 .10
10th	100%	10th	100%	10th	1 .0
11th	100%	11th	100%	11th	1 .0
12th	90%	12th	90%	12th	0 .90
13th	85%	13th	85%	13th	0 .85
14th	75%	14th	75%	14th	0 .75
15th	50%	15th	50%	15th	0 .70
16th to 20th	0%	16th to 20th	0%	16th to 20th	0 .65
(1)Our relative revenue and EPS growth rank is determined by ranking our 3-year annual growth average for the given metric against the 3-year annual growth average of each company in the Peer Group. This average is determined by averaging each company’s growth rate for the applicable metric for each of the three successive 4-quarter periods reported before
December 15, 2026. For this purpose, the applicable metric’s growth rate Is the sum of that applicable metric for a given four quarters period, divided by the sum of the same metric for the immediately preceding four quarters.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	45
2022 Driveway-Based PSUs
In 2022, we awarded PSUs which would potentially vest in three tranches based upon the attainment of Driveway vehicle sales goals. Each tranche of these Driveway PSUs vest on a specific vesting date, subject to the attainment of that tranche’s sales goal If the performance goals for a given tranche are not satisfied by the applicable date, then the portions of PSUs associated with such tranche shall be forfeited without consideration
The target for the first tranche was achieved and vested on January 1, 2023. The targets for the second and third tranches were not achieved by the applicable deadlines, and were forfeited.
Perquisites
Consistent with our pay-for-performance compensation philosophy, we believe perquisites for executive officers should be limited in scope and value, and should only be offered when they provide necessities or conveniences that allow our executive officers to focus on and optimally perform in their role with Lithia.
In 2024, we provided our NEOs with insurance premiums for long-term care assistance, long-term disability and life and accidental death and dismemberment on their behalf. Executives were not permitted to use our corporate aircraft arrangements for personal travel in 2024, but were permitted to be accompanied by their spouses when using our corporate aircraft arrangements for business travel. Executives must reimburse the company for the incremental cost of their spouses' travel.
Following increased public awareness of CEO safety and to facilitate business efficiency, our Compensation Committee adopted a responsible aircraft policy which allows the CEO and the other employees approved by the Compensation Committee and the CEO to use our corporate aircraft arrangements for personal travel up to a shared maximum of 30 hours beginning in 2025. The CEO or such employees must reimburse for the incremental cost of their flights to the extent all such costs for employee personal flights in
2025 exceed $120,000 (which is below the median for comparable policies in the S&P 500). This cap is subject to the discretion of the Compensation Committee and set annually.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	46
Compensation Decision Making Process
The Compensation Committee begins its process of deciding how to compensate Lithia’s named executive officers by considering the competitive market data provided by its independent compensation consultant and the Human Resources department. Competitive market data consists of peer group and pay information from surveys collected by our compensation consultant (e.g., where there may be little data for a role amongst our peers).
Peer Group and Benchmarking
In September of 2023, as part of the annual assessment of the peer group used for setting compensation, the Compensation
Committee again asked Pay Governance to review the Company’s peer group for appropriateness. Pay Governance reviewed our peer group, taking into account the following criteria:
Peer Group Criteria
•Are broadly representative of Lithia’s key characteristics (e.g., size, profitability, retail, and direct-to-consumer models),
•Operate in Lithia’s labor market for executive and director talent, and
•When taking in the aggregate, have a Peer Group median revenue, market capitalization, and pre-tax profit that is close to Lithia’s size and scope.
With these factors in mind, Pay Governance continued to recommend that our peer group include broader retail companies given the limited number of direct auto retail competitors and the fact that we sell automotive related products and services. After reviewing
Pay Governance’s analysis, and given the multifaceted nature of our customers’ retail experience, which is akin to other retail industries, the Compensation Committee approved the continued use of the 2023 peer group for 2024 compensation decisions, as shown below. We believe this peer group continues to reflect the competitive market for talent and performance, particularly given our goal to operate as a premier retailer both within and beyond the automotive retail space.

Symbol	Company Name	Symbol	Company Name
AAP	Advance Auto Parts, Inc.	LKQ	LKQ Corporation
ABG	Asbury Automotive Group, Inc.	LOW	Lowes Companies, Inc.
AN	Autonation, Inc.	ORLY	O'Reilly Automotive, Inc.
AZO	AutoZone, Inc.	PAG	Penske Automotive Group, Inc.
BBY	Best Buy Co., Inc.	SAH	Sonic Automotive, Inc.
KMX	CarMax, Inc.	SYY	Sysco Corporation
DG	Dollar General Corporation	GAP	The Gap, Inc.
DLTR	Dollar Tree, Inc.	TJX	The TJX Companies, Inc.
GPC	Genuine Parts Company	TSCO	Tractor Supply Company
GPI	Group 1 Automotive, Inc.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	47
How We Use the Peer Group
The positions of our named executive officers were compared to their counterpart positions in our Peer Group, and the compensation levels for comparable positions in the Peer Group were examined for guidance in determining:
•base salaries;
•cash awards under our short-term incentive plan; and
•the amount and mix of equity awards under our long-term incentive plan.
The Compensation Committee approves base salaries, short-term incentive plan awards and long-term incentive awards on a case-
by-case basis for each named executive officer, taking into account, among other things, individual and company performance, role expertise and experience and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, unrealized equity gains, succession planning, and best compensation governance practices.
The Compensation Committee does not tie individual compensation to specific target percentiles.
How the Compensation Committee Makes Decisions and Policies
The Compensation Committee has the final responsibility to approve all matters of compensation and benefits for executive officers, and from time to time it seeks input and recommendations from the CEO and the Human Resources department. The Compensation
Committee also meets privately with its independent compensation consultant, and considers the Board’s input and advice, when establishing the CEO’s compensation. Our independent compensation consultant has worked directly with and on behalf of the
Compensation Committee to assist the Compensation Committee in satisfying its responsibilities; and does not undertake projects for management, except with the approval of the Compensation Committee chair. The Compensation Committee reports to the
Board of Directors on the major items covered at each Compensation Committee meeting.
The Compensation Committee assessed the independence of its compensation consultant during 2024 and believes that there are no conflicts of interest. In reaching this conclusion, the Compensation Committee considered applicable SEC rules and regulations and the corresponding New York Stock Exchange independence factors regarding compensation advisor independence.
In determining executive compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to Lithia and to its executives.
The Compensation Committee may consider the accounting consequences to Lithia of different compensation decisions and the impact on shareholder dilution. However, neither of these factors by themselves will compel particular compensation decisions.
The Compensation Committee annually grants equity-based long-term incentive awards to executive officers after the close of the prior year and the review and evaluation of each executive officer’s performance. The Compensation Committee’s policy is to generally grant long-term incentive awards only during open trading windows and to establish grant dates in advance, generally establishing those dates near the beginning of each fiscal year.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	48
Executive Compensation Governance Components
Stock Ownership Guidelines

Position	Multiple of Salary	Years of Service
CEO	5	7
EVP	3	7
SVP	2	7
VP	1	7
NEOs and non-NEO Vice Presidents are expected to own and maintain shares of our common stock having a market value equal to a multiple of their annual base cash salary, as indicated in the table to the left, within seven years of service in their position.
Our stock ownership policy more closely aligns the interests of our NEOs with the interests of our shareholders and exposes our NEOs to downside equity performance risk. We updated our stock ownership policy in July of 2024 to clarify that the PSUs introduced in 2023, which incorporate a 3-year performance period instead of the 1-year performance period applicable to pre-2023 grants, do not count toward an executive’s minimum stock ownership requirement until the performance conditions have been met.
In so far as no 3-year PSUs will vest until 2026, the Committee also provided that this exclusion did not adversely impact any executive’s compliance with their stock ownership requirement in 2024.
As of December 31, 2024, all of our executive officers were exceeding the applicable minimum stock ownership requirements.
Recoupment (or “Clawback”) Policies
Our Compensation Committee has adopted two clawback policies applicable to performance-based compensation, including awards under our short-term and long-term incentive plans. Our Dodd-Frank Recoupments Policy complies with the SEC and NYSE required clawback rules and requires that the Compensation Committee, subject to certain exceptions permitted under those rules, recoup certain types of excess incentive-based compensation received by current and former executive officers in the event of a financial restatement. Our Dodd-Frank Recoupment Policy became effective October 2, 2023 and applies to our performance-based cash and equity incentive compensation received on and after that date. This policy was attached as an exhibit to our most recently filed
Annual Report on Form 10-K.
In addition, under our recoupment policy originally adopted in 2022, the Compensation Committee, if it determines appropriate and subject to applicable laws, may seek reimbursement from executive officers of:
1.Cash paid to executive officers under our short-term incentive plan to the degree overpaid based on the restated
financial results; and
2.The incremental shares of Lithia common stock settled for any RSUs in excess of the shares of Lithia common stock that would have been settled for such RSUs based on the restated financial results, or the value of such incremental shares to the extent an executive officer sells any incremental shares.
In the event the Compensation Committee reasonably determines that an executive engaged in misconduct that resulted in reputational harm to Lithia, this clawback policy also enables the Compensation Committee, if it determines appropriate and subject to applicable laws, to seek reimbursement from such executive officers of:
1.All or a portion of cash paid to such executive officers under our short-term incentive plan; and
2.Return any shares acquired by the executive pursuant to a stock award (including time-based awards).
Anti-Hedging and Pledging Policy
Our insider trading policy for all employees and our stock ownership policy for executive officers specify that they may not (1)
engage in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds or (2) hold Company securities in a margin account or otherwise pledge
Company securities as collateral for a loan.

Lithia Motors, Inc. 2025 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	49
Compensation Risk Management
Each year our Compensation Committee reviews whether our compensation policies and practices encourage executives or other employees to take unnecessary or unreasonable risks that could threaten the long-term value of the Company, or that are reasonably likely to have a material adverse effect. The Compensation Committee believes that our practices adequately manage this risk because:
•we limit the amount of fixed compensation in the form of base salary based on data from our market survey;
•the primary criteria we use for performance compensation components are measures such as revenue, earnings per share, and net income, which we believe are less susceptible to manipulation for short-term gain;
•cash payments are capped under our short-term incentive plan;
•the incentive plans for executive management have the flexibility to put weight on Company-wide or divisional performance measures;
•our short-term incentive plan preserves discretion to permit the Compensation Committee to elect not to pay otherwise achieved amounts for any reason;
•a meaningful component of compensation is long-term incentive plan equity grants with extended vesting periods designed to ensure that our executives value and focus on the Company's long-term performance; and
•NEOs have equity positions in Lithia and are subject to stock ownership policies, which we believe increases their focus on long-term shareholder value.
Insider Trading Policy
We have adopted an insider trading policy and procedures applicable to our directors, officers, and employees, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. The Company's insider trading policy applicable to all directors and employees prohibits insider trading when the person is aware of material nonpublic information and restricts directors and executive officers and certain other employees determined to have potential access to insider information from trading in Company stock during predetermined closed periods. In addition, executive officers and directors are required to pre-clear any trades. The foregoing summary of our insider trading policy and procedures does not purport to be complete and is qualified by reference insider trading policy which was filed as exhibits to our Annual Report on Form 10-K for the year ending December 31, 2024.
Compensation Committee Interlocks & Insider Participation
The following directors served on the Compensation Committee during 2024: Shauna McIntyre, James Lentz, Cassandra McKinney,
and David Robino, none of whom was a Company officer or employee during 2024 or was formerly a Company officer or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2024, none of our executive officers served as a member of a board of directors or as a member of a compensation committee of any entity that has one or more executive officers serving as a member on our Board or any committee of our Board.
Compensation Committee Report
The Committee has reviewed and discussed the "Compensation Discussion and Analysis," included elsewhere in this proxy statement, with management, and, based on such review and discussions, the Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in this proxy statement and incorporated by reference in Lithia's
Annual Report on Form 10-K.
Submitted by the Compensation Committee of the Board of Directors:
Shauna F. McIntyre (Chair)
James E. Lentz
Cassandra McKinney
David J. Robino

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	50
06
Compensation Tables
Summary Compensation Table
The following table provides certain information concerning compensation for each of our 2024 NEOs.

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation(4)	Total
Bryan B. DeBoer President and Chief Executive Officer	2024	$1,300,000	$12,953,359	$2,535,000	$—	$7,342	$16,795,702
	2023	$1,300,000	$15,312,692	$2,666,040	$—	$7,258	$19,285,990
	2022	$1,250,000	$7,822,865	$2,045,920	$—	$6,932	$11,125,717
Tina H. Miller Senior Vice President and Chief Financial Officer	2024	$750,000	$2,410,122	$845,000	$—	$76,798	$4,081,920
	2023	$750,000	$2,564,125	$875,008	$—	$56,714	$4,245,847
	2022	$525,000	$1,082,879	$543,448	$—	$56,387	$2,207,714
Adam A. Chamberlain (3) Executive Vice President and Chief Operating Officer	2024	$662,500	$1,548,518	$975,000	$—	$83,237	$3,269,255
Christopher S. Holzshu Executive Vice President	2024	$900,000	$5,964,851	$1,404,000	$—	$106,389	$8,375,240
	2023	$900,000	$7,051,236	$1,476,576	$—	$106,305	$9,534,117
	2022	$800,000	$3,003,340	$959,025	$—	$105,979	$4,868,344
George N. Hines Senior Vice President and Chief Innovation and Technology Officer	2024	$640,000	$1,205,061	$572,000	$—	$57,999	$2,475,060
	2023	$600,000	$1,353,357	$546,880	$—	$57,915	$2,558,152
	2022	$480,000	$788,463	$383,610	$—	$57,589	$1,709,662

(1)
These amounts reflect the grant date fair value for performance and time-vesting RSUs granted in the year, computed in accordance with FASB ASC Topic 718 and excluding any estimated forfeitures. These amounts are not paid to or realized by the executive. If the maximum level of performance were to be achieved for the awards granted in 2024, the grant date value for those awards would be $29,292,294 for Mr. DeBoer, $5,449,896 for Ms. Miller, $13,488,442 for Mr. Holzshu, $3,485,009 for Mr. Chamberlain, and $2,724,948 for Mr. Hines. The
fair value of the PSUs was calculated using a Monte Carlo simulation model, assuming (i) a volatility of 41.98%, (ii) remaining performance period of 3.00 years, (iii) a risk-free interest rate of 3.91%, and (iv) a dividend yield of 0.61%. For the PSUs, the attainment levels used in the calculation of the grant date fair value was based on the probable outcomes at the time of grant. For a more detailed discussion of the assumptions used to determine the grant date fair values and other related information, see Notes 1 and 14 of Notes to Consolidated
Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)	In the listed years, our named executive officers did not earn above-market interest on contributions to our Executive Management Non-Qualified Deferred Compensation and SERP.
(3)	Mr. Chamberlain first became a named executive officer in 2024.
(4)	All Other Compensation in 2024 consisted of the following:

Name	401(k) Match	Insurance Premiums (a)	Contributions to Nonqualified Deferred Compensation Plan	Total
Bryan B. DeBoer	$2,500	$4,842	$—	$7,342
Tina H. Miller	$2,500	$4,298	$70,000	$76,798
Adam A. Chamberlain	$2,500	$5,737	$75,000	$83,237
Christopher S. Holzshu	$2,500	$3,889	$100,000	$106,389
George N. Hines	$2,500	$5,499	$50,000	$57,999

(a)	Insurance premiums include amounts paid by us on behalf of the executive for short-term disability insurance, long-term disability insurance, long term care insurance and life insurance policies.

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	51
Grants of Plan-Based Awards Table for 2024

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (# of shares)			Grant Date Fair Value of Stock and Option Awards ($)(4)
Name		Committee Approval	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bryan B. DeBoer	2024 STIP			(3)	975,000	1,950,000	3,900,000	—	—	—	—
	2024 PSU	01/01/2024	01/02/2024	(1)	—	—	—	13,572	27,144	71,457	10,008,536
	2024 RSU	01/01/2024	01/02/2024	(2)	—	—	—	—	9,048		2,944,824
Tina H. Miller	2024 STIP			(3)	325,000	650,000	1,300,000	—	—		—
	2024 PSU	01/01/2024	01/02/2024	(1)	—	—	—	2,525	5,050	13,294	1,862,036
	2024 RSU	01/01/2024	01/02/2024	(2)	—	—	—	—	1,684		548,086
Adam A. Chamberlain	2024 STIP			(3)	375,000	750,000	1,500,000	—			—
	2024 PSU	01/01/2024	01/02/2024	(1)	—	—	—	1,263	2,525	6,647	931,018
	2024 PSU	07/29/2024	08/01/2024					484	968	2,548	255,194
	2024 RSU	01/01/2024	01/02/2024	(2)	—	—	—	—	842		274,043
	2024 RSU	07/29/2024	08/01/2024						323		88,263
Christopher S. Holzshu	2024 STIP			(3)	540,000	1,080,000	2,160,000	—	—		—
	2024 PSU	01/01/2024	01/02/2024	(1)	—	—	—	6,250	12,499	32,904	4,608,631
	2024 RSU	01/01/2024	01/02/2024	(2)	—	—	—	—	4,167		1,356,220
George N. Hines	2024 STIP			(3)	220,000	440,000	880,000	—			—
	2024 PSU	01/01/2024	01/02/2024	(1)	—	—	—	1,263	2,525	6,647	931,018
	2024 RSU	01/01/2024	01/02/2024	(2)				—	842		274,043

(1)
These amounts reflect PSUs which are earned based on our relative revenue growth and relative EPS growth, with a TSR modifier, the material terms of which are further described under “Compensation Discussion and Analysis – 2024 Compensation Program Design & Result - Long-Term Incentive Plan” above.

(2)	These amounts here also reflect time-based RSU's which vest in three equal annual installments over three years.
(3)
The values reflect the threshold, target, and maximum amounts payable under our Short-Term Incentive Plan for the 2024 performance year, as further described in the discussion under "Compensation Discussion and Analysis – 2024 Compensation Program Design & Result - Short-Term Incentive Plan”. The
actual amount paid for 2024 is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(4)
These amounts reflect the grant date fair value for awards granted under the 2013 Amended and Restated Stock Incentive Plan. The grant date fair value is computed in accordance with FASB ASC Topic 718 for PSUs and RSUs granted during the applicable year. The attainment level used to calculate the grant date fair value for the performance and time-vesting grants was 100% based on the probable outcome at the time of grant. For a more detailed discussion of the assumptions used to determine the grant date fair value and other related information, see footnote 1 to the Summary Compensation Table, above, and
Notes 1 and 14 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	52
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2024:

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Bryan B. DeBoer	1/1/2021	10,845	(4)	3,876,328			—
	1/3/2022	16,598	(5)	5,932,623			—
	2/2/2023	8,096	(5)	2,893,753
	2/2/2023				79,301	(7)	28,344,556
	1/2/2024	9,048	(6)	3,234,027
	1/2/2024			—	71,457	(8)	25,540,876
Tina H. Miller	1/1/2021	1,049	(4)	374,944			—
	1/3/2022	2,133	(5)	762,398			—
	2/2/2023	1,356	(5)	484,675
	2/2/2023			—	13,278	(7)	4,745,956
	1/2/2024	1,684	(6)	601,912
	1/2/2024			—	13,294	(8)	4,751,674
Adam A. Chamberlain	2/2/2023	452	(5)	161,558			—
	2/2/2023			—	4,428	(7)	1,582,700
	1/2/2024	842	(6)	300,956			—
	1/2/2024			—	6,647	(8)	2,375,837
	8/1/2024	323	(6)	115,450			—
	8/1/2024			—	2,548	(8)	910,732
Christopher S. Holzshu	1/1/2021	3,254	(4)	1,163,077			—
	1/3/2022	5,453	(5)	1,949,066			—
	2/2/2023	3,728	(5)	1,332,499			—
	2/2/2023			—	36,516	(7)	13,051,914
	1/2/2024	4,167	(6)	1,489,411
	1/2/2024			—	32,904	(8)	11,760,877
George N. Hines	1/1/2021	678	(4)	242,338			—
	1/3/2022	1,186	(5)	423,912			—
	2/2/2023	715	(5)	255,562			—
	2/2/2023			—	7,009	(7)	2,505,227
	1/2/2024	842	(6)	300,956
	1/2/2024			—	6,647	(8)	2,375,837

(1)	All shares are related to restricted stock units subject to time-vesting restrictions.
(2)	Assumes a stock price of $357.43, the closing price of our common stock on December 31, 2024.
(3)	All shares are related to restricted stock units subject to performance-vesting restrictions.
(4)	Vests 100% on January 1, 2025.
(5)	Vests 50% on January 1, 2025 and 50% on January 1, 2026.
(6)	Vests 33% on January 1, 2025 and 2026 and 34% on January 1, 2027.
(7)
PSUs are earned following the completion of their performance period on December 31, 2025, subject to (i) our relative revenue growth (ii) an operating margin governor and (iii) a relative TSR modifier. The number of shares and the value for the PSUs reflects payout at maximum because our performance under the metrics mentioned in the prior sentence for the first and second year of the three-year performance period exceeded target levels.

(8)
PSUs are earned following the completion of their performance period on December 31, 2026, subject to (i) our relative revenue growth rank (ii) our EPS growth ranking and (iii) a relative TSR modifier. The number of shares and the value for the PSUs reflects payout at maximum because our performance under the metrics mentioned in the prior sentence for the first year of the three-year performance period exceeded target levels.

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	53
Stock Vested for 2024
The following table summarizes shares acquired on vesting of RSUs during 2024 for each NEO:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Bryan B. DeBoer	36,401	11,986,121
Tina H. Miller	3,802	1,251,923
Adam A. Chamberlain	223	73,429
Christopher S. Holzshu	11,875	3,910,200
George N. Hines	2,563	843,945
(1) Equals the value of the shares acquired based on the closing price of our common stock on the vesting date.
Non-Qualified Deferred Compensation
The table below reflects the contributions, earnings, withdrawals and distributions during 2024 and the account balances as of
December 31, 2024 for each NEO under our Non-Qualified Deferred Compensation and SERP.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE (3)
Bryan B. DeBoer	$666,510	$—	$473,609	$—	$9,566,667
Tina H. Miller	$—	$70,000	$33,589	$—	$670,558
Adam A. Chamberlain	$—	$75,000	$8,112	$—	$161,950
Christopher S. Holzshu	$—	$100,000	$83,867	$—	$1,674,305
George N. Hines	$—	$50,000	$14,578	$—	$291,024

(1)	The executive contribution amounts in this column are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.
(2)	The registrant contribution amounts in this column are included in the All Other Compensation columns of the Summary Compensation Table above.
(3)
The following amounts included in this column for the Non-Qualified Deferred Compensation and SERP were reported in the Summary Compensation Table as compensation for fiscal 2024 or a prior fiscal year: Mr. DeBoer, $7,456,269; Ms. Miller, $511,533; Mr. Chamberlain, $75,000; Mr. Holzshu, $1,298,428; and Mr. Hines,
$203,016.

Our Non-Qualified Deferred Compensation and SERP permits us to contribute awards for participants that will have deferred payout.
Under this plan, senior executives may defer receipt of portions of their compensation (up to 50% of base salary, and 100% of variable compensation) in any given year, with all deferred amounts earning interest at an annual rate set by the Compensation
Committee.
Potential Payments Upon Termination or Change in Control
Potential Payments Upon Termination of Employment
In certain circumstances, such as a termination in connection with a change in control or the retirement, death or disability of our senior executive officers, it is appropriate to provide post-termination benefits. The specific situations in which our executive officers are eligible for post-termination benefits are discussed in more detail below, but in summary:
•We only offer traditional severance upon a “double trigger”, namely upon a qualifying involuntary termination following a change in control. These double trigger benefits limit cash severance to 2x the executive’s base salary and bonus, and offer acceleration of outstanding equity.
•We are required to submit these severance benefits to shareholders for a non-binding vote prior to payment (as part of a so-
called “Say on Golden Parachute” vote). We do not offer equity acceleration or pay any severance apart from a termination in connection with a change in control and such a vote.

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	54
•Except for the double trigger severance described above, Lithia’s only other post-termination benefits are not related to severance, are not overly rich, do not include equity acceleration, and are paid only in connection with an executive’s death, disability (which are akin and substitutes for life insurance or long-term disability benefits, and modest in amount) or a qualified retirement. These additional post-termination arrangements are limited to providing continued vesting of equity (i.e., annual vesting, subject to performance for PSUs, and subject to compliance with service and/or restrictive covenant requirements) and continued vesting of SERP contributions, except that SERP contributions also vest upon a death or disability. Our SERP is a cash program where the value of contributions accrue interest at a reasonable rate determined annually by our Compensation
Committee and is not connected to the valuation of our stock price.
•Besides the required “say on golden parachute” vote, shareholders have the opportunity to annually express their opinion of our executive compensation programs, including these post-termination payments, in our annual “say-on-pay” vote and through our regular shareholder engagement process. In 2024, we engaged with shareholders representing over 75% of our outstanding shares. No such shareholders raised any concern regarding our severance arrangements.
Benefits payable to NEOs upon death, disability or retirement
For all RSUs and PSUs granted to NEOs in 2024, if the NEO becomes disabled while employed by us, the NEO's RSUs and PSUs continue to vest as scheduled for so long as the NEO remains disabled. If death or qualified retirement occurs, the equity awards continue to vest in accordance with their terms. For this purpose, the criteria for a qualified retirement differs for individual executives and award years but requires, at a minimum, that an individual’s combined age and service must equal at least 65 and as of
December 31, 2024, only Mr. DeBoer and Mr. Holzshu satisfied such requirements.
For all SERP contributions granted to NEOs in 2024, if the NEO becomes disabled or passes away while employed by us, the contribution becomes 100% vested. If qualified retirement occurs, the contributions will continue to vest in accordance with their terms. For this purpose, a qualified retirement means the NEO voluntarily terminates employment and is at least 55 years of age and has completed 10 years of service at the time of such termination and as of December 31, 2024, only Mr. DeBoer satisfied such requirements.
The following table sets forth the estimated benefits that would have been payable to our NEOs who were in office at the end of the year under their equity awards and Non-Qualified Deferred Compensation and SERP if each NEOs employment had been terminated on December 31, 2024 because of death, disability or retirement, and the price per share of our common stock is the closing market price on December 31, 2024 (i.e., $357.43.)

Name	Death	Disability	Retirement
Bryan B. DeBoer	$21,345,005	$27,819,134	$25,660,257
Tina H. Miller	$3,069,251	$4,273,791	$—
Adam A. Chamberlain	$644,089	$1,477,258	$—
Christopher S. Holzshu	$8,424,268	$11,405,591	$10,411,221
George N. Hines	$1,685,640	$2,287,909	$—
Includes all outstanding and unvested equity awards that would continue to vest.
Potential Payments Upon Change in Control
Change in Control and Severance Agreements
Lithia believes our executives should be appropriately compensated if the completion of a change in control transaction results in a loss of their job, and that providing severance payments, accelerating the vesting of RSUs and certain other limited payments mitigate executives’ potential personal concerns and appropriately align their interests with those of our shareholders in the context of a potential change in control transaction. Each of our CEO, Executive Vice Presidents, Senior Vice Presidents and Vice
Presidents has a change in control agreement with the Company.

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	55
If we are facing a potential change in control transaction and the proposed transaction would likely negatively affect one or more of our senior executives, we believe it is risky to assume that those senior executives will work against their financial interest, even if the proposed transaction would be in the best interest of our shareholders. We believe that, in such case, our executives should not be motivated by financial self-interest but rather should be appropriately compensated if the completion of the transaction results in a loss of their job. Accordingly, we believe that providing “double-trigger” severance payments, accelerating the vesting of RSUs and certain other limited payments are an appropriate means of achieving alignment between the interests of our senior executives and our shareholders in the context of a potential transaction that would result in a change in control.
Change in Control Agreements
We are party to double-trigger Change in Control Agreements with Bryan B. DeBoer, Tina H. Miller, Adam A. Chamberlain,
Christopher S. Holzshu, and George N. Hines. Under those agreements, if, after a change in control, the executive is terminated without cause or resigns for good reason, each as defined below, we will pay the executive:

Employee	Title	Salary	Bonus	Time-Vesting RSUs	Performance-Vesting RSUs
Bryan B. DeBoer	President and Chief Executive Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
Tina H. Miller	Senior Vice President and Chief Financial Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
Adam A. Chamberlain	Executive Vice President and Chief Operating Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
Christopher S. Holzshu	Executive Vice President	24 months	2 years	Accelerated vesting	Accelerated vesting at target
George N. Hines	Senior Vice President, Chief Innovation and Technology Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
In addition, in such circumstances, our executives would also be eligible to receive continuing long-term care insurance premiums for
24 months after the separation date; and continuing health insurance benefits until the earlier of (a) 18 months after the separation date, (b) the full COBRA period required by law or (c) when the executive becomes eligible for employer-sponsored health insurance from a subsequent employer.
The Change in Control Agreements also contain non-solicitation, non-competition and non-disparagement provisions, but (i) those provisions are dependent on the executive electing to receive the change in control benefits identified above and (ii) the Company’s remedy if the executive violates the non-competition provisions is limited to causing the executive to forfeit profit sharing or other bonus compensation that has not yet been paid to the executive.
If applicable, the non-solicitation and non-competition provisions are effective for two years following the date of the executive’s separation from service with us. If applicable, the non-disparagement provision is effective for three years from that date. The
Change in Control Agreements also contain provisions regarding non-disclosure (for three years from the date of the executive’s separation from service) and assignment of interest in all creative works that are not dependent on the executive receiving any change in control benefits under the agreement.
Under the Change in Control Agreements:
A “Change in Control” occurs if: (A) the Company merges or consolidates with another entity and, as a result, less than 50% of the combined voting power of the resulting entity immediately after the merger or consolidation is held by persons who were the holders of the Company’s voting securities immediately before the merger or consolidation; (B) any person, entity, or group of persons or entities, other than through merger or consolidation, acquires 50% or more of the total fair market value or total voting power of the
Company’s outstanding stock (excluding such a change through the transfer of the Company’s outstanding stock or interests in Lithia
Holding to the Sidney B. DeBoer Trust or the election of Bryan DeBoer or the Sidney B. DeBoer Family Trust as the manager of

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	56
Lithia Holding) or acquires substantially all of the Company’s assets; (C) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company
(excluding such a change through the transfer of the Company’s outstanding stock or interests in Lithia Holding to the Sidney B.
DeBoer Trust or the election of the Sidney B. DeBoer Family Trust as the manager of Lithia Holding); or (D) a majority of the members of the Company’s Board of Directors are removed from office by a vote of the Company’s shareholders over the recommendation of our Board or replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election;
“Cause” for termination of employment means any one or more of the following: (A) willful misfeasance, gross negligence or conduct involving dishonesty in the performance of the executive’s duties, as determined by our Board of Directors; (B) conviction of a crime in connection with the executive’s duties or any felony; (C) conduct significantly harmful to the Company, as reasonably determined by our Board of Directors, including but not limited to intentional violation of law or of any significant policy or procedure of the
Company; (D) refusal or failure to act in accordance with a stipulation, requirement or directive of our Board of Directors (provided such directive is lawful); or (E) failure to faithfully or diligently perform any of the duties of the executive’s employment which are specified in the Change in Control Agreement, articulated by our Board of Directors, or are usual and customary duties of the executive’s employment if the executive has not corrected the problem or formulated a plan for its correction with our Board (if such failure is not susceptible to immediate correction) within 30 days after notice to the executive; and
“Good Reason” for an executive’s resignation means (A) any one or more of the following occurs without the executive’s consent: (1)
a material diminution of the executive’s base compensation (unless consistent with an across- the-board pay reduction for all senior management and not in excess of 20%); (2) a material change in the geographic location at which the executive must perform services for the Company; (3) a material diminution in the executive’s authority, duties or responsibilities, or (4) any action or inaction by the Company that constitutes a material breach of the Change in Control Agreement; (B) the executive provides notice to the
Company of the existence of the condition within 90 days of the initial existence of the condition; (C) the Company has 30 days following receipt of such notice to remedy the condition and fails to do so; and (D) the executive resigns within twelve months of such event occurring. For purposes of clause (A)(3) of the previous sentence, whether a material diminution in the executive’s authority has occurred shall be determined in part by comparing the authority and positions of the persons to whom the executive directly reports immediately prior to the Change in Control or the announcement of the Change in Control with the authority and positions of the persons to whom the executive directly reports immediately after the claimed diminution in the executive’s authority. For example, if the executive was the CEO of the Company before the Company was acquired by a competing business, a material diminution in the CEO’s authority would include, but not be limited to, the CEO not serving as the CEO of the consolidated competing business after its acquisition of the Company.
Notwithstanding the provision for change in control benefits in the Change in Control Agreements, each Change in Control
Agreement contains a provision stating that if any benefit payable by us to the executive, including, without limitation, the change in control benefits specified in the agreement, would constitute an “excess parachute payment” as defined in Section 280G of the
Internal Revenue Code, those benefits shall be reduced to the largest amount that will result in no portion of the benefits being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. While the executive may select which particular benefits will be reduced to comply with this provision, the determination of the amount of reduction in the benefits required is made by mutual agreement of us and the executive and, if no agreement is possible, by our independent registered public accountants.
Non-Qualified Deferred Compensation and SERP Plan
Under our Non-Qualified Deferred Compensation and SERP Plan, discretionary benefits contributed to a participant’s account by us fully vest upon a change in control, as defined under Code Section 409A or Treasury Regulations issued thereunder, even if the
NEO’s employment is not terminated. Vested discretionary benefits are paid to a participant in an annual installment method over ten years.

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	57
Quantitative Disclosure of Payments Upon Termination or Change in Control
The following table provides quantitative disclosure of estimated payouts to our continuing NEOs assuming a change in control and associated triggering events occurred under the Change in Control Agreements on December 31, 2024, and the price per share of our common stock is the closing market price of $357.43 on December 31, 2024. The amounts listed in the table below are in addition to benefits generally available to our employees upon termination of employment, such as distributions from the 401(k) plan and accrued vacation.

Name	Current Annual Salary	Severance Payments(1)	Severance Related Benefits(2)	Value of Stock Awards That Would Vest(3)	Value of Long- Term Incentive Benefits that Would Vest(4)	Additional Payment under Cash Incentive Plan for 2024(5)	Total
Bryan B. DeBoer	$1,300,000	$2,600,000	$20,356	$37,001,511	$48,703	$5,222,100	$44,892,670
Tina H. Miller	$750,000	$1,500,000	$15,187	$6,034,491	$127,493	$1,740,700	$9,417,871
Adam A. Chamberlain	$662,500	$1,100,000	$22,804	$2,549,906	$112,961	$2,008,500	$5,794,171
Christopher S. Holzshu	$900,000	$1,800,000	$22,421	$15,880,972	$221,298	$2,892,240	$20,816,931
George N. Hines	$640,000	$1,200,000	$24,104	$3,167,902	$110,649	$1,178,320	$5,680,975

(1)	Payable in 24 monthly installments.
(2)	Based on current cost of providing 18 months (the full COBRA period) of COBRA benefits for our NEOs.
(3)	Payable by delivery of shares of Lithia stock immediately following a change in control.
(4)
Payable in equal annual installments over 10 years. The value of the long-term incentive is based on the unvested value of those benefits, calculated as of
December 31, 2024 and would be payable even if the NEO’s employment was not terminated.

(5)	Payable in a lump sum immediately following a change in control. Amounts are in addition to amounts reported in the Summary Compensation Table under "Non-equity Incentive Plan.”
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-
K, Lithia provides information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer (the "CEO”):
We identified the median of the annual total compensation of all our employees using the annualized base salary and expected bonus, as of December 31, 2024, plus any equity awards and long-term incentives granted in 2024 for all individuals, excluding the
CEO, who were employed by us during 2024 (total compensation was annualized for employees not employed for the full year). After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO compensation. For 2024:
•the annual total compensation of the employee identified at median of our company (other than the CEO), was $58,009;
•the annual total compensation of the CEO was $16,795,702;
•for this ratio, both employee compensation (other than our CEO) and CEO compensation were calculated using 2024 paid wages, annualized for full-time and part-time employees who did not work a full year; and
•in determining the identity of our median employee, we excluded approximately 8,200 employees of 5 acquisitions in 2024
(Carousel Motor Group, Sunrise Group, Duval Group, Woodbridge Hyundai, Pendragon UK).
Based on this information, for 2024, the ratio of the annual total compensation of Bryan DeBoer, our Chief Executive Officer, to the
median of the annual total compensation of all employees was estimated to be 290 to 1.

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	58
Pay Versus Performance
As discussed in our Compensation Discussion and Analysis section, our executive compensation program is designed to reflect a strong focus on pay-for-performance to drive superior financial results and value creation and strongly align our executives’ interests with those of our shareholders. The following table sets forth compensation information of our Principal Executive Officer (PEO) and our non-PEO named executive officers (NEOs) along with total shareholder return, net income and revenue performance results, for our fiscal years ending in 2020, 2021, 2022, 2023, and 2024, in accordance with Item 402(v) of Regulation S-K.
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2)	Company Total Shareholder Return	Peer Group Total Shareholder Return (3)	Net Income (millions)	Revenue (millions)
2024	$16,795,702	$20,673,914	$4,550,369	$5,310,903	$251.19	$199.78	$802.0	$36,188.2
2023	$19,285,990	$29,392,849	$4,715,979	$6,355,137	$229.78	$183.20	$1,000.8	$31,042.3
2022	$11,125,717	$3,939,506	$2,805,572	$1,740,328	$141.84	$134.65	$1,251.0	$28,187.8
2021	$10,532,359	$14,008,918	$2,323,172	$2,821,850	$204.49	$177.33	$1,060.1	$22,831.7
2020	$8,520,411	$23,884,186	$2,002,293	$4,731,197	$200.80	$119.26	$470.3	$13,126.5
(1)    In accordance with the requirements of Item 402(v) of Regulation S-K, 2024 “compensation actually paid” (CAP) to our PEO and average CAP for our non-PEO NEOs was calculated by making the following adjustments to the total compensation reported in the Summary Compensation Table, above. The equity award related adjustments described below reflect the fair value (or change in fair value) for performance- and time-vesting RSUs, computed in accordance with FASB ASC Topic 718 on the relevant dates. No equity awards were modified in the indicated year.
PEO Compensation Actually Paid Reconciliation

2024
Summary Compensation Table (SCT) Total	$16,795,702
Amounts reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	$0
Amounts Reported under the “Stock Awards” Column of the SCT	($12,953,359)
Amounts Reported under the “Option Awards” Column of the SCT	$0
Total Deductions from SCT	($12,953,359)
“Service Cost” for Pension Plans	$0
“Prior Service Cost” for Pension Plans	$0
Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$14,313,355
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$2,602,240
Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0
Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	($84,023)
Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0
Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$0
All Other Adjustments	$16,831,572
Compensation Actually Paid SCT Total less Total Deduction from SCT plus (minus) All Other Adjustments	$20,673,914

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	59
Average Non-PEO Compensation Actually Paid Reconciliation
All the following amount represents averages of the indicated amounts for our non-PEO named executive officers in the indicated
year.

2024
Summary Compensation Table (SCT) Total	$4,550,369
Amounts reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	$0
Amounts Reported under the “Stock Awards” Column of the SCT	($2,782,138)
Amounts Reported under the “Option Awards” Column of the SCT	$0
Total Deductions from SCT	($2,782,138)
“Service Cost” for Pension Plans	$0
“Prior Service Cost” for Pension Plans	$0
Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$3,107,000
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$446,326
Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0
Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	($10,654)
Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0
Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$0
All Other Adjustments	$3,542,672
Avg. Compensation Actually Paid SCT Total less Total Deduction from SCT plus (minus) All Other Adjustments	$5,310,903
(2)  The non-PEO named executive officers included for purposes of determining the average compensation for our named executive officers each year, is as follows:

NEOs:
2024	Tina H. Miller, Adam A. Chamberlain, Christopher S. Holzshu, George N. Hines
2021 - 2023	Tina H. Miller, Christopher S. Holzshu, Scott A. Hillier, George N. Hines
2020	Tina H. Miller, Christopher S. Holzshu, Scott A. Hillier, Thomas M. Dobry
(3)  Peer group TSR is calculated using the Auto Peers reflected in our Stock Performance Graph in the 2024 Annual Report on Form 10-K, which is the same peer group used for calculating peer group TSR in our last-filed pay versus performance table. For each year indicated, those Auto Peers consisted of Penske Automotive Group, AutoNation, Sonic Automotive, Group 1 Automotive,
Asbury Automotive Group, and CarMax.

Performance Measures
Table of Performance Measures
This table presents the performance measures the Committee considers to have been the most important in its executive compensation program linking pay to performance for 2024, with revenue serving as the single most important financial metric. The role of each of these performance measures on our NEOs’
compensation is discussed in the Compensation Discussion and Analysis section.

Revenue (financial)
Earnings Per Share (financial)
Total Shareholder Return (financial)
Net Income (financial)
Corporate Responsibility and Strategic (non-financial)

Lithia Motors, Inc. 2025 Proxy Statement	06: Compensation Tables	60
Description of Relationships Between Company and Peer Group TSR, and Between Compensation
Actually Paid and Specified Performance Measures
The graphs below reflects the relationship between (i) our TSR and our peer group’s TSR, and (ii) the PEO and average Non-PEO
NEO compensation actually paid (CAP) and our TSR, net income, and revenue, respectively. For the purpose of the below charts, all data is calculated as described in the footnotes of the above Pay Versus Performance table.

CAP vs. TSR vs. Peer TSR
CAP (millions)
TSR
$35
$30
$25
$20
$15
$10
$5
$0
$250
$200
$150
$100
$50
$0
$200.80
$204.49
$141.84
$229.78
$251.19
$119.26
$177.33
$134.65
$183.20
$199.78
$23.88
$14.01
$3.94
$29.39
$20.67
$4.73
$2.82
$1.74
$6.36
$5.31
2020
2021
2022
2023
2024
CEO CAP (millions)
Avg. Non-PEO NEO CAP (millions)
LAD TSR
Peer Group TSR*

*Consistent with the above Pay Versus Performance table, peer group
TSR is calculated using the Auto Peers reflected in our Stock
Performance Graph in the 2024 Annual Report on Form 10-K. For each year indicated, those Auto Peers consisted of Penske Automotive
Group, AutoNation, Sonic Automotive, Group 1 Automotive, Asbury
Automotive Group, and CarMax.

CAP vs. Net Income
CAP (millions)
Net Income (millions)
$35
$30
$25
$20
$15
$10
$5
$0
$1,500
$1,250
$1,000
$750
$500
$250
$0
$23.88
$4.73
$470
$14.01
$2.82
$1,060
$3.94
$1.74
$1,251
$29.39
$6.36
$1,001
$20.67
$5.31
$802
2020
2021
2022
2023
2024
CEO CAP (millions)
Avg. Non-PEO NEO CAP (millions)
Net Income (millions)

CAP vs. Revenue
CAP (millions)
Revenue (millions)
$35
$30
$25
$20
$15
$10
$5
$0
$40,000
$30,000
$20,000
$10,000
$0
$23.88
$4.73
$13,127
$14.01
$2.82
$22,832
$3.94
$1.74
$28,188
$29.39
$6.36
$31,042
$20.67
$5.31
$36,188
2020
2021
2022
2023
2024
CEO CAP (millions)
Avg. Non-PEO NEO CAP (millions)
Revenue (millions)

Lithia Motors, Inc. 2025 Proxy Statement	07: Proposal No. 1	61
07
PROPOSAL NO. 1
Election of Directors
Our Board of Directors has nominated each of the following persons for election as a director:

Nominee Name	Age	Has Been a Director Since/(During)*	Independent
Sidney B. DeBoer	81	1996	No
Bryan B. DeBoer	58	2008	No
James E. Lentz	69	2022	Yes
Stacy C. Loretz-Congdon	65	2023	Yes
Shauna F. McIntyre	53	2019	Yes
Cassandra M. McKinney	64	2024	Yes
Louis P. Miramontes	70	2018	Yes
*Director service since the company's initial public offering.
Term
If elected, each nominee will hold office until the next annual meeting or until his or her successor is elected and qualified.
Election by Majority Vote
To be elected, the number of votes cast “for” a director’s election must exceed the number of votes cast “against” that director. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve, proxies may be voted for another person nominated by our Board of Directors.
Biographical Information on our Nominees
Our Board of Directors believes that the combination of the qualifications, skills and experiences of the nominees will contribute to an effective and well-functioning Board. Our Board of Directors and the Nominating and Governance Committee believe that individually, and as a group, the nominees possess the necessary qualifications to provide for future oversight of our business consistent with their fiduciary duties to shareholders. Included in each director nominee’s biography, above, is a description of the experience, skills, tenure and attributes of each nominee.
Our Board of Directors unanimously recommends a vote FOR each of the nominees named above.

Lithia Motors, Inc. 2025 Proxy Statement	08: Proposal No. 2	62
08
PROPOSAL NO. 2
Advisory vote to approve the compensation of our named
executive officers
We are asking shareholders to approve the following advisory resolution to approve the compensation of our named executive officers reported in this proxy statement:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and related tables, notes and narrative discussion in the Proxy Statement for the
Company’s 2025 Annual Meeting of Shareholders, is approved.
The advisory vote, which is required by Section 14A of the Securities Exchange Act of 1934, is a vote to approve or disapprove the overall compensation package of our executive officers and not any one specific element of the compensation package or on the compensation received by any one person. The advisory vote is non-binding. However, the Compensation Committee and Board will review and consider the results of the advisory vote when making future decisions about executive compensation. Because we typically determine annual compensation before the advisory vote on the prior year’s compensation is cast, however, if we determine to make a change in our practices based on shareholder feedback, there may be a delay in implementing those changes.
We urge shareholders to read the detailed information about our compensation philosophy and objectives included in the
Compensation Discussion and Analysis ("CD&A"), above, which provides context for the Summary Compensation Table and related information. As discussed in the CD&A, we believe our compensation programs align the interests of our executives and our shareholders, help us attract and retain experienced executive talent, and focus our executives on performance and achievement of our short-, mid- and long-term strategic goals and objectives. We believe the overall compensation paid in 2024 was appropriate, particularly considering our financial results in 2024.
Our Board has adopted a policy providing for an annual say-on-pay vote until the next required shareholders vote on the frequency of such votes.
Vote Required
The votes that shareholders cast "for” must exceed the votes that shareholders cast "against” to approve, on an advisory basis, the compensation of our named executive officers.
Our Board of Directors unanimously recommends a vote FOR the advisory resolution to approve the compensation of our named executive officers.

Lithia Motors, Inc. 2025 Proxy Statement	09: Proposal No. 3	63
09
PROPOSAL NO. 3
Ratify the appointment of KPMG LLP as our Independent Registered
Public Accounting Firm for the Year Ending December 31, 2025
We Engaged KPMG After a Rigorous Review Process
The Audit Committee of our Board of Directors has appointed KPMG LLP, independent registered public accountants, as auditor for the year ending December 31, 2025. As the Company’s independent auditor, KPMG is responsible to audit, and express an opinion on, our financial statements and our internal control over financial reporting and to discuss with our Audit Committee certain required matters and other matters deemed appropriate.
KPMG has served as the Company’s independent registered public accounting firm continuously since 1993. Before reappointing
KPMG as the Company’s independent auditor for 2025, the Audit Committee carefully considered KPMG’s qualifications as an independent registered public accounting firm. This included a review of KPMG’s performance in prior years, its knowledge of the
Company and its operations as well as its reputation for integrity and competency in the fields of accounting and auditing.
The Audit Committee believes that retaining KPMG again in 2025 is in the best interests of the Company and its shareholders, and therefore the Audit Committee requests that shareholders ratify the appointment. If the appointment of the independent registered public accounting firm is not ratified by shareholder vote, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of KPMG. A representative of KPMG is expected to be present at the
Annual Meeting. The representative will be given the opportunity to make a statement on behalf of his or her firm if such representative desires, and will be available to respond to appropriate shareholder questions. KPMG served as the Company’s independent accountants for the year ended December 31, 2024, and reported on the Company’s consolidated financial statements for that fiscal year.
The Audit Committee believes that, if handled properly, there are numerous benefits of a long-term independent auditor relationship, including:
Higher Audit Quality: Through 32 years of experience with the Company KPMG has gained institutional knowledge of and deep expertise regarding our operations and primary business segments, accounting policies and practices and internal controls over financial reporting;
Efficient Fee Structure: KPMG’s aggregate fees are competitive with peer companies because of KPMG’s familiarity with the
Company and industry expertise; and
Avoidance of Disruption: Onboarding a new independent auditor requires a significant time and cost commitment that could distract from management’s and the Audit Committee’s focus on financial reporting and internal controls.
The Company and the Audit Committee are also aware that a long-tenured auditor may be believed by some to pose an independence risk. To address these concerns, there are safeguards for auditor independence, including:
Audit Committee Oversight: The Audit Committee’s oversight includes regular private sessions with KPMG, discussions with KPMG regarding the scope of its audit, an annual evaluation when determining whether to engage KPMG, and direct involvement by the
Audit Committee and its Chair in the periodic transition to a new lead engagement partner in connection with the mandatory five-year rotation of that position;
Limits on Non-Audit Services: The Audit Committee pre-approves audit and permissible non-audit services to be performed by
KPMG in accordance with its pre-approval policy; and
Regulatory Framework: Because KPMG is an independent registered public accounting firm, it is subject to PCAOB inspections, peer reviews and PCAOB and SEC oversight.

Lithia Motors, Inc. 2025 Proxy Statement	09: Proposal No. 3	64
Fees Paid to KPMG LLP Related to Fiscal Years 2024 and 2023

	2024	2023
Audit fees for 2024 and 2023 consist of fees for professional services rendered for the annual audit of our consolidated financial statements and internal control over financial reporting, reviews of our interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including relating to the SEC. Audit fees increased year-
over-year primarily due to an increase in acquisition activity, including additional required statutory audits in the UK.

Audit Fees	$4,484,673	$2,816,800
Audit-Related Fees	$206,000	$270,000
Tax Fees	$0	$0
All Other Fees	$1,780	$1,780
	$4,692,453	$3,088,580
Audit-related fees for 2024 and 2023 cover agreed upon procedures associated with asset-backed securities offerings during the year.
All other fees were related to software licensing fees during the years presented.
Pre-Approval Policies
Except as permitted under federal law and SEC rules, all audit and non-audit services performed by KPMG, and all audit services performed by other independent registered public accounting firms, must be pre-approved by the Audit Committee. The Audit
Committee has delegated authority to its Chair to pre-approve permitted services in between regular meetings, with such actions to be ratified at the next Audit Committee meeting. All projects reflected in the foregoing table were pre-approved by the Audit
Committee. KPMG may not perform for us any prohibited services as defined by the Sarbanes-Oxley Act of 2002 including any bookkeeping or related services, information systems consulting, internal audit outsourcing, legal services and management or human resources functions. Non-audit services and fees are evaluated by the Audit Committee in assessing the auditor’s independence.
Vote Required
The votes that shareholders cast "for” must exceed the votes that shareholders cast "against” on this matter to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.
Our Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.
Audit Committee Report
The Audit Committee reports to the Board of Directors and is responsible for assisting the Board in fulfilling its oversight responsibilities relating to: (a) the preparation and integrity of the Company’s financial statements; (b) the engagement of the independent registered public accounting firm, the annual evaluation of their performance, qualifications and independence, and negotiation of fees; (c) the implementation and evaluation of the Company’s internal accounting and financial controls, procedures and policies; and (d) the compliance with certain legal and regulatory requirements, including programs and policies established by management or our Board of Directors. The Audit Committee is composed solely of independent directors. The Audit Committee regularly reviews financial information contained in the Company’s quarterly earnings releases, and reviews the appropriateness of non-GAAP financial measures disclosed by the Company. The current Audit Committee charter is available on our website at
investors.lithiadriveway.com

Lithia Motors, Inc. 2025 Proxy Statement	09: Proposal No. 3	65
In discharging our responsibilities, we have met with the Company’s management and its independent registered public accounting firm, KPMG LLP, to review the Company’s accounting functions and the audit process. We have also met regularly with the
Company’s Director, Internal Audit, to review the nature and extent of the Company’s internal controls, the review procedures performed by internal audit regarding such controls and the frequency and results of such reviews. In each case, we discussed the consideration of geographic expansion, increased remote work environments and the potential impact on internal controls.
Selection of KPMG as our Auditor
The Audit Committee selects, oversees and evaluates the performance of the independent auditor. In selecting KPMG as our independent auditor, the Audit Committee considered that KPMG has been our auditor for 32 years, KPMG’s global reach and auto retail industry expertise. The Audit Committee also utilized the Center for Audit Quality’s External Auditor Assessment Tool to assist in evaluating KPMG as our independent auditor. This tool is used annually by the Audit Committee.
Consistent with requirements, the audit partner and concurring review partner rotate at least every five years. A new lead partner rotated on in 2023. The audit committee approves the firm's final selection of the new lead engagement partner.
Audit Committee Actions
We hereby report that the Audit Committee has:
1.Reviewed and discussed with management and the Company’s independent registered public accounting firm,
KPMG LLP, together and separately, the Company’s audited consolidated financial statements contained in the Company’s
Annual Report on Form 10-K for the 2024 fiscal year;
2.Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board and the Securities and Exchange Commission; and
3.Received from KPMG the written disclosures and the letter required by applicable requirements of the Public
Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG its independence and any relationships that may impact their objectivity and independence.
We also discussed and reviewed the results of the independent registered public accounting firm’s audit of the Company’s financial statements, the quality and adequacy of the Company’s internal control over financial reporting, and issues relating to auditor independence. In addition, we discussed and reviewed the identification of the critical audit matter with management and with KPMG throughout the year.
Based on our review and discussions with the Company’s management and independent registered public accountants, we recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on
Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.
Submitted by:
Louis P. Miramontes (Chair)
James E. Lentz
Stacy Loretz-Congdon
Cassandra M. McKinney

Lithia Motors, Inc. 2025 Proxy Statement	10: Proposal No. 4	66

PROPOSAL NO. 4
Approval of our 2013 Stock Incentive Plan, as Amended To Increase The
Number of Shares Authorized For Issuance By 1,160,000 Shares
We maintain our existing equity plan, the Amended and Restated 2013 Stock Incentive Plan, for the benefit of our employees, directors and others who provide services to us. The Board of Directors believes the issuance of equity grants provides appropriate long-term incentives and is a critical part of a competitive compensation package for employees. In February 2025, the Board of
Directors approved the amendment and restatement of the plan as the 2013 Amended and Restated Stock Incentive Plan (the “2013
Plan”) and is submitting the 2013 Plan to shareholders for approval. The principal changes made in the 2013 Plan are to:
•increase the number of shares of Common Stock issuable under the 2013 Plan by 1,160,000 shares to 4,960,000 shares;
•expressly prohibit payment of dividends or dividend equivalents on stock options and stock appreciation rights and unvested stock awards;
•expressly prohibit "liberal share recycling" on any stock options or stock appreciation rights (where shares used to satisfy an exercise price or tax withholding return to the 2013 Plan's share reserve);
•revise the limit on non-employee director compensation from 10,000 shares to an aggregate limit of $750,000 in value of cash compensation and the grant date fair value of shares that may be awarded to any non-employee director in any one calendar year; and
•expressly provide that awards granted under the 2013 Plan are subject to the Company’s clawback policies.
The amendment and restatement of the 2013 Plan also incorporates other administrative updates, including:
•allow tax withholding at up to the maximum statutory tax rate; and
•clarify that awards issued in substitution of outstanding awards of an acquired company do not count against the share pool.
Since April 2013 when the Amended and Restated 2013 Stock Incentive Plan was approved by shareholders, we have granted awards for approximately 3,463,806 shares of Common Stock under the 2013 Plan (not including any shares underlying granted awards that nonetheless returned to the 2013 Plan's share reserve). As of February 25, 2025, out of a total of 3,800,000 shares reserved for issuance under the existing plan, only 336,194 shares remained available for grant. We believe replenishing this pool is important to continue to incentivize our employees’ performance.
If shareholders do not approve this proposal, the 2013 Plan will remain in effect with its current terms and conditions and with its current number of shares authorized for issuance. Our executive officers and directors have an interest in this proposal as they are eligible to receive awards under the 2013 Plan.
Key Features
The 2013 Plan contains a number of provisions that we believe are consistent with the interests of our shareholders and sound corporate governance and compensation practices, including:
•Administration by a Compensation Committee comprised entirely of independent directors
•No discounted stock options or stock appreciation rights
•No repricing or cashout of stock options or stock appreciation rights without shareholder approval
•No dividends or dividend equivalents on stock options or stock appreciation rights or on unvested stock awards
•No "liberal share recycling" on any stock options or stock appreciation rights

Lithia Motors, Inc. 2025 Proxy Statement	10: Proposal No. 4	67
•Limits on non-employee director cash and equity compensation
•No excise tax gross ups
•The ability to recoup awards under our clawback policies
•No liberal change in control definition
•No evergreen feature
Certain provisions of the 2013 Plan are described below. The complete text of the 2013 Plan is attached to this proxy statement as
Annex A.
Grant Practices and Key Data
Burn rate, which is a measure of share utilization rate in equity compensation plans, is an important factor for investors concerned about shareholder dilution. We define burn rate as the gross number of equity-based awards granted during a calendar year divided by the weighted average number of shares of common stock outstanding during the year. Our Board of Directors does not anticipate a significant increase in our average burn rate and estimates that the share reserve proposed (as described below) for the 2013
Plan, will be sufficient for approximately 9.58 years (i.e., the total remaining reserve assuming this Proposal 4 is approved divided by the average number of shares granted per year over the last three years), assuming no material change in our grant practices such as, for example, as could occur in connection with a strategic transaction or similar acquisition that increases the size of our organization and the number of our equity-eligible employees.

Burn Rate	2024	2023	2022	Average
(a) Full-Value Share Awards(1)	161,285	192,467	114,391	156,048
(b) Shares Underlying Options	0	0	0	0
(c) Net increase in diluted shares due to equity awards (a+b) (1)	161,285	192,467	114,391	156,048
(d) Weighted-average shares outstanding	26,999,627	27,500,000	28,200,000	27,566,542
(e) Burn rate (c/d)	0.60%	0.70%	0.41%	0.57%
(1) The number of shares underlying full-value awards is (i) for time-vesting awards, the gross number of shares underlying such awards at grant and (ii) for performance-based awards, the target number of shares underlying such awards at grant.
(2) Not adjusted for forfeitures, withholding and expirations, which would reduce the burn rate if taken into account.
Overhang is a commonly used measure to assess the dilutive impact of equity programs such as the 2013 Plan. We calculate overhang as the number of new shares proposed plus the number of equity-award shares outstanding plus the number of equity-
award shares available to be granted, divided by the total shares of common stock outstanding. The table below provides overhang data as of February 25, 2025.

Overhang
(a) New shares proposed under the 2013 Plan	1,160,000
(b) Shares underlying outstanding awards (1)	405,519
(c) Shares remaining available under the 2013 Plan	336,194
(d) Total shares authorized for or outstanding under awards (assuming approval of Proposal 4) (a+b+c)	1,901,713
(e) Total shares outstanding	26,286,746
(f) Overhang (d/e)	7.23%
(1) The number of shares underlying full-value awards is (i) for time-vesting awards, the gross number of shares underlying such awards which have not vested and (ii) for performance-based awards that have not vested, the target number of shares underlying such awards.
We have not and do not intend to issue any additional equity under the 2013 Plan between the date above and the Annual Meeting.
If we do grant any such awards prior to the Annual Meeting, we will correspondingly reduce the proposed share reserve under the
2013 Plan.

Lithia Motors, Inc. 2025 Proxy Statement	10: Proposal No. 4	68
Summary of the 2013 Plan
The following summary of the 2013 Plan is qualified in its entirety by reference to the terms of the 2013 Plan attached to this proxy statement as Annex A.
Eligibility. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the 2013 Plan. Also eligible are other service providers who contribute to the long-term financial success of the Company. As of February 19, 2025, approximately 31,130 employees, including eight executive officers, and two other service providers, and six non-employee directors were eligible to receive awards under the 2013 Plan.
Award Types. The 2013 Plan authorizes the award of stock options, stock appreciation rights (“SARs”), performance share awards, restricted share awards and restricted stock unit awards (“RSUs”).
Shares Reserved. A total of 3,800,000 shares of Common Stock have previously been approved for issuance under the 2013 Plan.
An additional 1,160,000 shares of Common Stock have been added to the 2013 Plan, subject to shareholder approval.
The following shares will be available again for issuance under the 2013 Plan. If shares subject to stock options, SARs, performance share awards and RSUs that expire, terminate or are canceled for any reason without having been exercised and/or settled in full, the shares that were not acquired through the exercise or settlement of such awards will again become available for issuance under the 2013 Plan. Upon the settlement of a vested performance share award or RSUs, all shares covered by that award other than the shares actually issued upon such settlement will again become available for issuance under the 2013 Plan. If shares issued under a performance share award or restricted share award are forfeited to or repurchased by the Company or if a performance share award is terminated without the issuance of shares pursuant to the terms of a share vesting agreement, those shares will again become available for issuance under the 2013 Plan. Any shares surrendered to us to satisfy any tax withholding obligations related to an award other than a stock option or SAR will again become available for issuance under the 2013 Plan.
Shares tendered by a participant or withheld by the Company in payment of the exercise price of a stock option, shares subject to a
SAR that are not issued in connection with the exercise of a SAR, and shares surrendered to us to satisfy any tax withholding obligations related to a stock option or SAR will not again be available for issuance under the 2013 Plan.
Awards granted in assumption of or substitution or exchange for previously granted awards in an acquisition transaction will not reduce the number of shares authorized for issuance under the 2013 Plan.
The closing price of the Common stock, as reported on the NYSE on February 28, 2025, was $344.44.
Administration. The 2013 Plan is administered by the Compensation Committee (the “Committee”), which designates from time to time the individuals to whom awards are made, the type and amounts of awards and other terms and conditions of any awards.
Subject to the provisions of the 2013 Plan, the Committee may adopt and amend rules and regulations relating to the administration of the 2013 Plan. In addition, the Committee has the authority to delegate to any other person or committee as it deems necessary or appropriate for the proper administration of the 2013 Plan.
Duration and Amendment of the 2013 Plan. The 2013 Plan will continue until all shares available for issuance under the 2013 Plan have been issued and all restrictions on such shares have lapsed, except that no incentive stock options or restricted shares may be granted more than 10 years after the most recent shareholder approval of an increase in the number of shares authorized for issuance under the 2013 Plan. The Board of Directors may suspend or terminate the 2013 Plan at any time. The Board of Directors may amend the 2013 Plan at any time in any respects, except that shareholder approval is required to increase the number of shares reserved for issuance under the 2013 Plan.
Stock Options. The 2013 Plan authorizes the Committee to grant options and determine the persons to whom options are granted, the option price, the number of shares subject to each option, the period of each option, the times at which options may be exercised and whether the option is an incentive stock option (“ISO”), as defined in Section 422 of the Internal Revenue Code, or an option other than an ISO (a “non-statutory stock option”). The option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee of an ISO at the time of grant owns stock possessing more than 10% of the combined voting power of the Company, the option price may not be less than 110% of the fair market value of the Common Stock on the date of

Lithia Motors, Inc. 2025 Proxy Statement	10: Proposal No. 4	69
grant. The aggregate fair market value, on the date of the grant, of the stock for which ISOs are exercisable for the first time by an employee during any calendar year may not exceed $100,000. No monetary consideration is paid to the Company upon the granting of options. Options granted under the 2013 Plan generally continue in effect for the period fixed by the Committee, except that ISOs are not exercisable after the expiration of ten years from the date of grant or five years in the case of 10% shareholders. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and, except as otherwise determined by the Committee with respect to a non-statutory stock option, are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by or in the service of the Company or a Subsidiary or within a specified period following termination of employment or service. The Committee may permit payment of the exercise price of an option in such form of consideration as approved by the Committee to the extent permitted by applicable law.
Stock Appreciation Rights. The 2013 Plan authorizes the Committee to grant stock appreciation rights “(SARs”). SARs may, but need not, be granted in connection with an option grant. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of fair market value on the date of exercise of a share of Common Stock of the Company over its fair market value on the date of grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates. A SAR is exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option it is exercisable only to the extent and on the same conditions that the related option is exercisable.
Payment by the Company upon exercise of a SAR may be made in Common Stock of the Company valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Committee.
Repricing Prohibition. The 2013 Plan provides that, unless shareholder approval is obtained, no stock option or SAR may be (i)
amended to reduce the exercise or base price, (ii) canceled in exchange for cash or another award at a time when the exercise or base price of the option or SAR exceeds the fair market value of the Common Stock, or (iii) or take any other action that is considered a repricing under generally accepted accounting principles.
Performance-Based Awards. The 2013 Plan authorizes the Committee to grant performance-based awards. All or part of the awards will be earned if performance goals established by the Committee for the period covered by the award are met and the participant satisfies any other restrictions established by the Committee. The performance goals may be based on, but are not limited to, one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any subsidiary, division or other unit of the Company, and which may be relative to any designated comparison group of companies: (i) revenue, (ii) net margin, (iii) operating income, (iv) operating cash flow, (v) net income before interest, taxes, depreciation and amortization, (vi) net income before interest and taxes, (vii) net income before income taxes, (viii) net income, (ix)
new or used vehicle unit or revenue growth rate (based on same-store growth rate), (x) fixed department revenue growth rate (based on same-store revenue growth rate), (xi) sales or service satisfaction scores (percent of same stores equaling or exceeding specified manufacturers’ criteria), (xii) sales responsibility performance (percent of same stores at or above market sales rate thresholds set by specified manufacturers), (xiii) manufacturer approvability criteria, (xiv) financing and insurance revenue or revenue per vehicle,
(xv) service, body and parts revenue or revenue per vehicle, (xvi) basic or diluted net income per share, (xvii) basic or diluted net income per share from continuing operations, (xviii) basic or diluted net income per share minus per share dividends and other shareholder distributions, (xix) basic or diluted net income per share from continuing operations minus per share dividends and other shareholder distributions, (xx) basic or diluted net income per share from continuing operations as adjusted to eliminate the effects of asset impairment, gains and losses on the sale of real estate or stores, equity investments and related taxes, (xxi) return on equity or return on investment, (xxii) free cash flows, or (xxiii) any of the foregoing before the effect of acquisitions, divestitures, accounting or tax changes, asset impairment, gains and losses on the sale of real estate or stores, reserves (including for real estate leases, company-owned service contracts and legal matters), legal settlements, equity investments, related taxes, and restructuring and special charges (determined according to criteria established by the Committee).
Performance Share Awards. The 2013 Plan authorizes the Committee to grant performance share awards in such amounts, for such consideration (including services), subject to any restrictions and on such terms as the Committee may determine.
Performance share awards are awards of shares of Common Stock or rights to receive shares of Common Stock subject to restrictions as determined by the Committee.

Lithia Motors, Inc. 2025 Proxy Statement	10: Proposal No. 4	70
Restricted Share Awards. The 2013 Plan authorizes the Committee to grant restricted share awards in such amounts, for such consideration (including services), subject to any restrictions and on such terms as the Committee may determine. Restricted share awards are awards of shares of Common Stock subject to restrictions as determined by the Committee.
Restricted Stock Unit Awards. The 2013 Plan authorizes the Committee to grant RSUs in such amounts, for such consideration
(including services), subject to any restrictions and on such terms as the Committee may determine. An RSU award is a contractual right to receive shares of Common Stock subject to restrictions as determined by the Committee.
Dividends and Dividend Equivalents. The 2013 Plan provides that dividends and dividend equivalents will not be paid with respect to stock options or SARs, and that dividends or dividend equivalents credited or payable with respect to any other awards will be subject to the same restrictions as the underlying award and will not be paid until the underlying award vests.
Tax Withholding. To the extent permitted by law, the Company may deduct from the shares issuable to a participant upon the exercise or settlement of an award, or accept from the participant the tender of shares having a value equal to all or any part of the tax withholding obligations. The value of shares withheld or tendered to satisfy any such tax withholding obligations may not exceed the amount determined by the Committee or the amount of taxes owed by the participant up to the maximum statutory tax rate in the participant’s applicable jurisdiction.
Maximum Limits on Awards. No participant may be granted awards under the 2013 Plan in any calendar year that provide for the issuance, in the aggregate, of more than 200,000 shares of Common Stock. The maximum grant date fair value of shares subject to awards granted to any individual non-employee director during any calendar year, taken together with any cash fees payable to such non-employee director for services rendered during such year, shall not exceed $750,000 in total value. The Board in its discretion may provide any non-employee director with an additional retainer or fee, including for service on a specific purpose committee or for any other special service.
Changes in Capital Structure. The 2013 Plan provides that if the outstanding Common Stock of the Company is increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any certain changes in the capital structure, appropriate adjustment will be made by the Committee in the number and kind of shares available for awards under the 2013 Plan. In addition, the Committee will make appropriate adjustments in outstanding stock options and SARs. In the event of dissolution of the Company or certain mergers, consolidations or plans of exchange affecting the Company, all outstanding stock options and SARs that were awarded pursuant to will terminate effective as of the effective date of such transaction, unless and only to the extent that the terms and conditions of the transaction expressly provide either for the continuation of such stock options and SARs or the issuance of substitute awards under a plan of the acquiring or surviving entity. The terms and conditions of the transaction may provide for the assumption of outstanding performance share awards, restricted share awards and RSUs that have not fully vested by the surviving corporation. Agreements that evidence awards may, in the sole discretion of the Committee, provide for the acceleration of vesting of the awards, either in whole or in part. In addition, the Committee shall have the power to accelerate the vesting of any awards in its sole discretion in connection with any such transactions.
Clawback/Recovery Provisions. Awards granted under the 2013 Plan are subject to recovery under our Compensation
Recoupment Policy effective as of October 2, 2023 to comply with Rule 10D-1 of the Exchange Act (the “Rule 10D-1 Policy”) and the
corresponding NYSE listing standards, and under our Compensation Recoupment Policy effective as of January 1, 2022, which among other things permits recovery of cash awards and equity awards, including time-vested equity, in the event of certain misconduct resulting in reputational harm to the Company. Awards are further subject to any other clawback policy that the Company may adopt, including to comply with applicable law.
Plan Benefits. Grants of awards under the 2013 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the future benefits that will be received by these participants under the 2013 Plan. Information regarding performance-based RSUs granted in fiscal 2024 to the NEOs is set forth in “Grants of Plan-Based Awards in Fiscal 2024” above.
Information regarding RSUs granted in fiscal 2024 to non-management directors is set forth in “Compensation of Directors” above.
RSUs covering a total of 71,827 shares were granted in fiscal 2024 to all executive officers as a group. RSUs covering total of
89,458 shares were granted in fiscal 2024 to employees who are not executive officers.

Lithia Motors, Inc. 2025 Proxy Statement	10: Proposal No. 4	71
Tax Consequences. The following summary is intended only as a general guide to the current U.S. federal income tax consequences of participation in the 2013 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances, and, among other considerations, does not describe state, local, or international tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.
Incentive Stock Options. A participant recognizes no taxable ordinary income as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any. If a participant holds stock acquired through the exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-
term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.
Generally, if the participant disposes of the stock before the expiration of either of those holding periods described above (a
“disqualifying disposition”), then at the time of such disqualifying disposition the participant will realize taxable ordinary income equal to the lesser of (1) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (2) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long term or short term depending on whether the stock was held for more than one year. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.
Non-statutory Stock Options and Stock Appreciation Rights. A participant generally recognizes no taxable ordinary income as a result of the grant of a non-statutory stock option or stock appreciation right with a per share exercise price equal to not less than the fair market value of a share of the underlying stock on the date of grant. Upon exercise of a non-statutory stock option or stock appreciation right, the participant generally recognizes ordinary income in the amount equal to the excess of the fair market value of the exercised shares on the date of purchase over the exercise price of such shares. Generally, the Company will be entitled to an income tax deduction in the taxable year in which such ordinary income is recognized by the participant. Upon the disposition of stock acquired by the exercise of a non-statutory stock option or stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value of the common stock on the exercise date, will be taxed as capital gain or loss.
Stock Awards. A participant acquiring stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” and the participant’s purchase price, if any. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as a capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. The Company generally will be entitled to a corresponding income tax deduction in the taxable year in which ordinary income is recognized by the participant.
Restricted Stock Units. A participant generally recognizes no taxable ordinary income as a result of the grant of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the shares subject to that award vest and are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. The
Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant for the taxable year in which such ordinary income is recognized by the participant.
Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2013 Plan with a deferral feature generally will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation actually or constructively is received. Also, if an award that is

Lithia Motors, Inc. 2025 Proxy Statement	10: Proposal No. 4	72
subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Equity Compensation Plan Information
The following table summarizes equity securities authorized for issuance as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (2)
Equity compensation plans approved by shareholders	683,184	$—	(1)	1,418,888
Equity compensation plans not approved by shareholders	—	—		—
Total	683,184	$—		1,418,888
(1)There is no exercise price associated with our RSUs.
(2)Includes 498,122 shares available pursuant to our 2013 Amended and Restated Stock Incentive Plan and 920,766 shares available pursuant to our Employee Stock Purchase Plan.
Vote Required
The votes that shareholders cast "for” must exceed the votes that shareholders cast "against” to approve the 2013 Amended and
Restated Stock Incentive Plan
Our Board of Directors unanimously recommends a vote FOR the 2013 Amended and Restated
Stock Incentive Plan.

Lithia Motors, Inc. 2025 Proxy Statement	11: Proposal No. 5	73

PROPOSAL NO. 5
Shareholder Proposal Requesting that Our Board of Directors Take Steps to Adopt a Policy Requiring Stockholder Approval of Certain "Golden
Parachute" Compensation Packages
We have been advised by John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, California 90278, owner of at least 100 shares of Common Stock, that he intends to present the following shareholder proposal at the Annual Meeting. For the proposal to be voted on at the Annual Meeting, the proponent or a qualified representative of the proponent must attend the meeting and present the proposal. The Company and the Board of Directors disclaim any responsibility for the content of the proposal and the statement in support of the proposal, which are presented in the form received from the proponent.
STATEMENT OF PROPOSING SHAREHOLDER:
Proposal 5 - Shareholder Approval Requirement for Excessive Golden Parachutes
Shareholders request that the Board seek shareholder approval of any senior manager's new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive's base salary plus target short-term bonus. This proposal only applies to the Named Executive Officers. This provision shall at least be included in the
Governess Guidelines of the Company or similar document and be readily accessible on the Company website.
"Severance or termination payments" include cash, equity or other pay that is paid out or vests due to a senior executive's termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-
control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination.
"Estimated total value" includes: lump sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.
The Board shall retain the option to seek shareholder approval after material terms are agreed upon.
Unfortunately some companies only limit cash golden parachutes to the 2.99 figure which means that there is no limit on non cash golden parachutes for which shareholders have no voting power.
This proposal is relevant even if there are current golden parachute limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are a non-binding shareholder vote is required for unreasonably rich golden parachutes.

Lithia Motors, Inc. 2025 Proxy Statement	11: Proposal No. 5	74
This proposal places no limit on long-term equity pay or any other type of pay. This proposal thus has no impact on the ability to attract executive talent and does not discourage the use of long-term equity pay because it places no limit on golden parachutes.
It simply requires that overly rich golden parachutes be subject to a non-binding shareholder vote at a shareholder meeting already scheduled for other matters.
This proposal topic also received between 51% and 65% support at:
FedEx (FDX)
Spirit AeroSystems (SPR)
Alaska Air (ALK)
AbbVie (ABBV)
Fiserv (FISV)
Please vote yes:
Shareholder Approval Requirement for Excessive Golden Parachutes - Proposal 5
BOARD OF DIRECTORS RESPONSE IN OPPOSITION TO SHAREHOLDER
PROPOSAL 5
The Board of Directors has carefully considered the foregoing shareholder proposal and recommends that you vote “against” this proposal for the reasons discussed below. The proposal is unnecessary because the proponent’s concern with excessive severance arrangements is already addressed through our only form of severance arrangement: reasonable, market-based, “double-trigger”
change in control agreements. The proposal would go well beyond market norms, requiring extraordinary limitations on long-term equity grants that would make it difficult to attract and retain talented executives and cause the misalignment of risks and incentives between our executives and shareholders during a change-in-control situation.

● Lithia’s approach to severance benefits is disciplined and reasonable, and aligns our executive officers’ incentives with our shareholders's interests.
● We only offer severance for qualifying “double trigger” terminations following a change in control. Cash severance is limited to 2.0 times base salary and bonus.
● Our shareholders already have the opportunity to express their opinion of, and have consistently endorsed, our executive compensation programs and policies.
● We directly engaged with shareholders representing over 75% of our outstanding shares this past year, none of whom raised any concern regarding our severance arrangements.
● The proposal would harm Lithia’s competitiveness as an employer and ability to attract, retain and motivate talented and experienced executives. It would result in our NEOs having significant uncertainty over a material portion of their compensation.

Lithia Motors, Inc. 2025 Proxy Statement	11: Proposal No. 5	75
Our existing severance and post-termination arrangements apply in limited situations and contain reasonable incentives and conditions that align with shareholder interests.
The proposal is unnecessary because it addresses a problem that does not exist at Lithia. The Company’s current practices are reasonable and consistent with market-based executive compensation terms.
Our double-trigger change in control agreements with certain of our executive officers provide for cash severance if the executive’s employment is terminated either without cause or for good reason within one year after a change in control. The cash severance payable under these agreements with our NEOs comprises only 2.0 times the NEO’s base salary and estimated annual cash-based short-term bonus. The double-trigger change in control agreements also provide for accelerated vesting of outstanding and unvested equity awards and unvested SERP contributions and continuation of certain insurance coverage. These agreements do not provide for any excise tax gross-ups.
These provisions are designed to incentivize our executive officers to remain with the Company and maximize value for our shareholders in the event of a change of control of the Company. By creating a threat of eliminating the value of outstanding equity awards due to a shareholder approval requirement, the Board believes that this proposal would effectively prevent or limit the use of double-trigger acceleration provisions for equity awards under our change in control agreements. These impediments to providing key, market-based terms in equity awards would make the awards significantly less attractive to our executive officers. Implementing the proposal would directly conflict with the objective of aligning shareholder and executive interests. Equity awards, including performance-based equity awards, represent a significant portion of the total target direct compensation for our executive officers to encourage stock ownership and long-term growth aligned with shareholder value creation.
Outside of the change in control agreements, we do not provide any severance benefits and have only limited non-severance related post-termination benefits that are retirement related or are akin to and substitutes for long term disability or life insurance benefits.
These additional post-termination arrangements are limited to providing continued vesting of RSUs and PSUs (subject to compliance with restrictive covenants) upon death, disability or a qualified retirement, continued vesting of SERP contributions upon a qualified retirement, and accelerated vesting of cash-based SERP contributions upon a death or disability. All of these arrangements are described under the heading “Potential Payments Upon Termination or Change in Control” in this proxy statement. These limited benefits provide security to dedicated employees.
The change in control agreements and the limited continued or accelerated vesting available in connection with death, disability or a qualified retirement are all consistent with market practice. The Compensation Committee has determined that these limited benefits are appropriate, protect our shareholders’ interests in the event of a change in control transaction, and are critical to our executive recruiting and retention efforts.
We already offer shareholders opportunities to provide feedback on executive compensation, and we respond appropriately to that feedback.
Each year, our shareholders have the opportunity to review a detailed description of our executive compensation programs and policies, including potential payments to our NEOs on termination or change in control, and address those practices through our annual advisory vote on executive compensation. Over the past five years, our shareholders have consistently voted overwhelmingly in support of our executive compensation programs and policies, including our change in control agreements, with average support of approximately 94% of votes cast for the advisory “say-on-pay” vote over the past 5 years.
In addition, as discussed in “Compensation Discussion and Analysis,” we conduct focused board-level shareholder engagement, complemented by regular shareholder outreach and engagement activities conducted by our CEO and other members of our management team. In 2024, we engaged with shareholders representing over 75% of our outstanding capital on a variety of topics, including our executive compensation program. In addition, our Lead Independent Director and the Chair of our Compensation
Committee invited some of our largest shareholders, including shareholders representing over 70% of the shares voted “against” our compensation program in our 2024 say-on-pay vote, to discuss and provide feedback on our compensation program and other matters. In these engagements, none of our shareholders raised concerns regarding our severance arrangements, such as our

Lithia Motors, Inc. 2025 Proxy Statement	11: Proposal No. 5	76
double-trigger change in control agreements or vesting provisions in connection with death, disability or qualified retirement of our equity awards or SERP.
The proposal would detract from our ability to attract, retain and motivate talented and experienced executives.
Lithia’s compensation program is designed to support the Company’s vision, mission, and values and align appropriate incentives and rewards with the execution of our business strategy, all while attracting, motivating, rewarding, and retaining high-performing employees who influence and drive the Company’s long-term success.
The proposal seeks to limit the acceleration of change in control vesting of equity awards by subjecting them to shareholder approval. Limiting the acceleration of equity awards and payment of other compensation in double-trigger change in control situations or the narrow cases in which we provide accelerated vesting of certain SERP contributions without shareholder approval would impose restrictions that materially deviate from standard market practice and result in our NEOs having significant uncertainty over a material portion of their compensation. We believe implementation of this proposal would place us at a competitive disadvantage in recruiting and retaining talented executives.
Our Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

Lithia Motors, Inc. 2025 Proxy Statement	12: Additional Ownership Information	77

Additional Ownership Information
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of February 28, 2025 (unless otherwise noted in the footnotes to the table), certain information with respect to ownership of our common stock of (i) persons known by us to be beneficial owners of more than 5% of our common stock,
(ii) each director and director nominee, (iii) each named executive officer, and (iv) all current executive officers, directors, and director nominees as a group. Except as noted below, the address of each shareholder in the table is Lithia Motors, Inc., 150 N.
Bartlett Street, Medford, Oregon 97501. Unless otherwise indicated, all persons named as beneficial owners of the Company’s common stock have sole voting power and sole dispositive power with respect to the shares indicated as beneficially owned.

Beneficial Owner	Shares Beneficially Owned (#)	Percent Owned
The Vanguard Group(1)	2,823,349	10.75%
100 Vanguard Blvd; Malvern, PA 19355
Abrams Capital Management, LP(2)	2,391,188	9.10%
222 Berkeley St, 21st Floor; Boston, MA 02116
Blackrock, Inc(3)	2,352,180	8.95%
55 East 52nd Street; New York, NY 10055
Harris Associates L.P.(4)	2,024,667	7.71%
111 South Wacker Drive Suite 4600; Chicago, IL 60606
Barrow Hanley Global Investors(5)	1,608,133	6.12%
2200 Ross Ave, 31st Floor; Dallas, TX 75201-2761
Sidney B. DeBoer(6)	35,180	*
Bryan B. DeBoer	140,976	*
Tina H. Miller	5,839	*
Christopher S. Holzshu	20,849	*
Adam A. Chamberlain	145	*
George N. Hines	2,204	*
James E. Lentz(6)	1,873	*
Stacy C. Loretz-Congdon(6)	1,483	*
Shauna F. McIntyre(6)	1,545	*
Cassandra M. McKinney(7)(8)	628	*
Louis P. Miramontes(6)(9)	5,257	*
David J. Robino(6)	10,189	*
All current executive officers and directors as a Group (14 persons)(10)	228,634	*
* Less than one percent

Lithia Motors, Inc. 2025 Proxy Statement	12: Additional Ownership Information	78

(1)
Beneficial ownership as of December 29, 2023 as reported by The Vanguard Group in a Schedule 13G/A filed on February 13, 2024. The Schedule 13G/A reports shared voting power with respect to 9,384 shares, sole dispositive power with respect to 2,785,093 shares and shared dispositive power with respect to 38,256 shares.

(2)
Beneficial ownership as of December 31, 2020 as reported by Abrams Capital Management, L.P., Abrams Capital Partners II, L.P., Abrams Capital, LLC, Abrams Capital Management, LLC, and
David Abrams in a Schedule 13G/A filed on February 12, 2021. The Schedule 13G/A reports shared voting and dispositive power with respect to 2,351,068 shares by Abrams Capital Management,
L.P., Abrams Capital Management, LLC, and David Abrams, with respect to 2,189,102 shares by Abrams Capital, LLC, and with respect to 1,941,198 shares by Abrams Capital Partners II, L.P.

(3)
Beneficial ownership as of December 31, 2023 as reported by BlackRock, Inc. in a Schedule 13G/A filed on January 25, 2024. The Schedule 13G/A reports sole voting power with respect to
2,259,988 shares and sole dispositive power with respect to 2,352,180 shares.

(4)
Beneficial ownership as of December 31, 2023 as reported by Harris Associates L.P. and Harris Associates, Inc. in a Schedule 13G filed on February 14, 2024. The Schedule 13G/A reports sole voting power with respect to 2,024,577 shares and sole dispositive power with respect to all of the shares.

(5)
Beneficial ownership as of September 30, 2024 as reported by Barrow Hanley Global Investors in a Schedule 13G filed on February 14, 2025. The Schedule 13G reports sole voting power with respect to 1,101,648 shares, shared voting power with respect to 506,485 shares and sole dispositive power with respect to all of the shares.

(6)	Includes 176 shares for each specified person underlying RSUs vesting within 60 days, for which the specified person does not have voting and dispositive power.
(7)	Includes 212 shares for each specified person underlying RSUs vesting within 60 days, for which the specified person does not have voting and dispositive power.
(8)	Includes shares underlying 416 deferred stock units without voting rights under a Deferred Compensation Agreement with the Company.
(9)	Includes shares underlying 954 deferred stock units without voting rights under a Deferred Compensation Agreement with the Company.
(10)
Includes 1,268 shares underlying RSUs vesting within 60 days for which current executive officers, directors and director nominees as a group do not have voting and dispositive power and shares underlying 1,370 deferred stock units for which current executive officers, directors and director nominees as a group do not have voting rights.

Lithia Motors, Inc. 2025 Proxy Statement	13: General Information	79

General Information
About the Annual Meeting
Online Meeting
Our Board of Directors has authorized us to conduct the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) solely online via the Internet through online shareholder tools as described in the Notice. We believe a fully virtual meeting facilitates greater participation by providing easy access to the meeting. This format empowers shareholders to participate fully from any location around the world.
Mailing Date
On or about March 11, 2025, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice")
containing instructions on how to access this proxy statement and our 2024 Annual Report on Form 10-K. The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
Matters for Consideration at the Annual Meeting

Proposal	Board Vote Recommendation	Vote Requirement for Approval	Effect of Abstention	Effect of Broker Non-Vote
Proposal No. 1: The election of seven director nominees named in this proxy statement.	FOR ALL	For each director, a majority of votes cast.	No effect.	No effect. Broker non-votes do not count as votes cast.
Proposal No. 2: An advisory vote to approve the compensation of our named executive officers.	FOR	Majority of votes cast.	No effect.	No effect. Broker non-votes do not count as votes cast.
Proposal No. 3: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.	FOR	Majority of votes cast.	No effect.	Broker discretion to vote.
Proposal No. 4: To approve the 2013 Stock Incentive Plan, as amended to increase the number of shares authorized for issuance by 1,160,000 shares.	FOR	Majority of votes cast.	No effect.	No effect. Broker non-votes do not count as votes cast.
Proposal No. 5: To vote on a shareholder proposal requesting approval of certain executive severance arrangements, if properly presented.	AGAINST	Majority of votes cast.	No effect.	No effect. Broker non-votes do not count as votes cast.

Lithia Motors, Inc. 2025 Proxy Statement	13: General Information	80

Items of Business	Board Recommendation
1.To elect the seven director nominees named in this proxy statement; . . . . . . . . . . . . . . .	☑ FOR each director nominee
2.Approve, by an advisory vote, named executive officer compensation; . . . . . . . . . . . . . .	☑ FOR
3.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2025; . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	☑ FOR
4.Approve the 2013 Stock Incentive Plan, as amended to increase the number of shares authorized for issuance by 1,160,000 shares; and . . . . . . . . . . . . . . . . . . . . . . . . .	☑ FOR
5.Vote on a shareholder proposal requesting shareholder approval of certain executive severance arrangements, if properly presented. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	☒ AGAINST
As of the date of this proxy statement, we are unaware of any matters that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the meeting, the persons named as proxies on the enclosed proxy card, or their duly constituted substitutes, will be deemed authorized to vote those shares for which proxies have been given or otherwise act on such matters in accordance with their judgment.
Proxies
The Board of Directors has designated Tina Miller, Senior Vice President and Chief Financial Officer, and Alyse Ringrose, Corporate
Controller as the proxy holders for the Annual Meeting. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) as specified by the shareholder. Proxies submitted without specification will be:
•Voted FOR the seven director nominees listed in this proxy statement;
•Voted FOR the approval of our compensation of the named executive officers;
•Voted FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for 2025;
•Voted FOR the approval of the 2013 Stock Incentive Plan, as amended to increase the number of shares authorized for issuance by 1,160,000 shares; and
•Voted AGAINST a shareholder proposal requested shareholder approval of certain executive severance arrangements, if properly presented.
Voting
Who Can Vote
Only holders of record of our common stock at the close of business on February 28, 2025, the record date, will be entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available during the entire time of the Annual Meeting at the 2025 Annual Meeting Website. You may vote or submit questions during the Annual Meeting by following the instructions available on the 2025 Annual Meeting Website during the Annual Meeting.
As of the record date, there were 26,272,446 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding is entitled to one vote. Our executive officers and directors hold or control 228,634 shares of common stock outstanding representing approximately 0.9% of the votes available to be cast at the Annual Meeting.
Quorum
For a quorum to exist at the Annual Meeting, there must be represented, in person or by proxy, shares representing a majority of the votes entitled to be cast at the meeting. Proxies that expressly abstain from voting on a particular proposal and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting.
“Shareholder of Record” and “Beneficial Ownership”
If your shares are owned directly in your name in an account with our stock transfer agent, Broadridge, you are considered the
“shareholder of record” of those shares in your account. If your shares are held in an account with a broker, bank, or other nominee as custodian on your behalf, you are considered a “beneficial shareholder” of those shares, which are held in street name. The

Lithia Motors, Inc. 2025 Proxy Statement	13: General Information	81
broker, bank, or other nominee is considered the shareholder of record for those shares. As the beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares in your account. In order for your shares to be voted in the way you would like, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. Under New
York Stock Exchange rules, brokers are permitted to exercise discretionary voting authority only on “routine” matters. Therefore, your broker may vote on Proposal No. 3 (“Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025”) even if you do not provide voting instructions because it is considered a routine matter. Your broker is not permitted to vote on the other agenda items if you do not provide voting instructions because those items involve matters that are not considered routine. For Proposal No. 1 (election of seven director nominees), Proposal No. 2 (advisory vote to approve the compensation of our named executive officers), Proposal No. 4 (approval of the 2013 Stock Inventive Plan, as amended to increase the number of shares authorized for issuance by 1,160,000 shares and Proposal No. 5 (a shareholder proposal requesting shareholder approval of certain executive severance arrangements, if properly presented) if you do not provide voting instructions your shares will not be counted as votes cast for or against.
To vote by proxy:

Shareholder of Record	If you are a Beneficial Shareholder
Please promptly complete, sign, date, and return the enclosed proxy card. You may also grant a proxy by calling 1-800-690-6903 or via the Internet by visiting www.proxyvote.com.
Please vote your shares by following the instructions set
forth in the Notice provided by your broker, bank, trust,
or other holder of record. In most cases, you may be
permitted to submit your voting instructions by mail, by
telephone or via the Internet.

How to Vote
Whether you are a shareholder of record or a beneficial shareholder, you may direct how your shares are voted without participating in the Annual Meeting. We encourage shareholders to vote well before the Annual Meeting, even if they plan to attend the virtual meeting, by completing proxies online or by telephone (at 1-800-690-6903), or, if they received printed copies of these materials, by mailing their proxy cards. Shareholders who attend the virtual Annual Meeting should follow the instructions at
www.proxyvote.com to vote or submit questions during the meeting. Voting online during the meeting will also replace any previous votes.
How You Can Revoke Your Proxy or Change Your Vote
Shareholders of record may revoke their proxy at any time before the electronic polls close by submitting a later-dated vote online during the Annual Meeting, via the Internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the
Annual Meeting. Beneficial shareholders may revoke any prior voting instructions by contacting the broker, bank, or other nominee that holds their shares or by voting online during the Annual Meeting. Any written notice revoking a proxy should be sent to Lithia
Motors, Inc., Attention: Corporate Secretary, 150 N. Bartlett Street, Medford, Oregon 97501.
Participating in the Annual Meeting
Admission
If you plan to participate in the Annual Meeting, please be aware that the Annual Meeting will be held virtually. There will be no physical location for shareholders to attend. In addition, please note the requirements to attend the meeting virtually, as described below. If you do not comply with the procedures described here for attending the Annual Meeting virtually, you will not be able to participate in the Annual Meeting.
To attend virtually, vote at, and submit questions during, the Annual Meeting, visit www.virtualshareholdermeeting.com/LAD2025 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instructions form, or proxy card. Questions may be submitted in advance of the Annual Meeting by visiting www.virtualshareholdermeeting.com/LAD2025 and entering your 16-digit control number. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

Lithia Motors, Inc. 2025 Proxy Statement	13: General Information	82
Registered shareholders who have misplaced their original proxy materials listing their unique control number can find that information by visiting www.shareholder.broadridge.com/bcis/ and selecting the option to create a profile in the top right- hand corner.
Additionally, if you have difficulty accessing the Annual Meeting through the 2025 Annual Meeting Website, a phone number will be posted on the website to connect you to technical support.
Asking Questions
Once online access to the Annual Meeting is open, shareholders may submit questions, if any, on
www.virtualshareholdermeeting.com/LAD2025 You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
Discretionary Authority
We do not know of any matters to be voted on by shareholders at the Annual Meeting other than those included in this Proxy
Statement. If any matter, other than those presented in this Proxy Statement, is properly presented at the meeting, your executed proxy gives the Proxies discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.
Annual Meeting Voting Results
Our inspector of elections will tabulate the vote at the Annual Meeting. We will provide voting results on our website and in a Current
Report on Form 8-K filed with the SEC.

Lithia Motors, Inc. 2025 Proxy Statement	13: General Information	83
Additional Information
Solicitation Expenses
The Company is soliciting proxies for the Annual Meeting. All expenses associated with this solicitation, including the cost of preparing, assembling and mailing the Notice, proxy statement, 2025 Annual Report to Shareholders, and form of proxy will be borne by us. Our directors, officers and employees may communicate with shareholders by telephone, facsimile, email or personal contact to solicit proxies. These individuals will not be specifically compensated for doing so. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of our common stock.
Electronic Delivery of Proxy Materials
Making the proxy materials available to shareholders via the Internet saves us the cost of printing and mailing documents and will reduce the impact of the Annual Meeting on the environment. If you received only a Notice, you will not receive a printed copy of the proxy materials unless you request it. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials at no charge. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions on the website referred to in the Notice.
Householding of Proxy Materials
Shareholders of record who have the same address receive only one copy of the Notice Regarding the Availability of Proxy Materials
or the Proxy Statement and Annual Report on Form 10-K, as applicable, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs and the environmental impact of its annual meetings. Shareholders who participate in householding continue to receive separate proxy forms. Householding does not affect dividend check mailings.
Any shareholder who would prefer to have a separate copy of the Notice Regarding the Availability of Proxy Materials, Proxy
Statement or Annual Report on Form 10-K delivered to him or her at the shared address for this and future years may elect to do so by calling (877) 331-3084 or by writing to Christopher S. Holzshu, our Secretary, at 150 N. Bartlett Street, Medford, Oregon 97501. A
copy of the materials will be sent promptly to the shareholder following receipt of a written or oral request by a shareholder to receive a copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K. The
foregoing contact information can also be used by shareholders sharing an address to request delivery of a single copy of the Notice
Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K if they are receiving multiple copies of any of those documents.
Annual Report on Form 10-K
We will provide, without charge, a copy of our Annual Report on Form 10-K as filed with the Securities and Exchange Commission.
Written requests should be mailed to the attention of Investor Relations, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon
97501. You may also find our Form 10-K on our website at www.lithiamotors.com.
Other Materials
All materials filed by us with the SEC may be obtained through the SEC’s website at www.sec.gov.
Communications with the Board
Our Board of Directors has adopted a Shareholder Communication Policy to promote efficient shareholder and interested party communications with our Board of Directors and management. Our Investor Relations Department is responsible for receiving and routing all shareholder and interested party communications. Corporate governance issues are the responsibility of the Nominating and Governance Committee. Our Audit Committee handles concerns or allegations regarding possible violations of accounting or financial reporting matters. Management is the more appropriate group for handling all other matters and we encourage you to contact them accordingly.
All correspondence with our Board of Directors or its members must be in writing, directed to the attention of either our Board of
Directors or an individual director and delivered to: Investor Relations Department, Lithia Motors, Inc., 150 N. Bartlett Street,

Lithia Motors, Inc. 2025 Proxy Statement	13: General Information	84
Medford, Oregon 97501. The Investor Relations Department will review communications to our Board or individual directors and direct the communication to the named Board member if the communication relates to important Company policies, or to management, if the matter is better addressed by management. The Investor Relations Department copies the Lead Independent
Director and our General Counsel on all communications. A complete copy of our Shareholder Communication Policy is available on our website at investors.lithiadriveway.com and interested persons may obtain a written copy from the Investor Relations
Department.
2025 Shareholder Proposals or Nominations
Shareholder Proposals
SEC rules require that any shareholder proposal to be included in our proxy materials for consideration at next year’s annual meeting be received by us at our principal executive office no later than November 11, 2025 (120 days prior to the anniversary of the mailing of the prior year’s Notice of Internet Availability). Shareholders who wish to nominate one or more director candidates for election to the Board to be included in our proxy materials for consideration at next year’s annual meeting must do so in accordance with our Bylaws, which require that notice of such a nomination be delivered to our Secretary at our principal executive offices no earlier than October 12, 2025 and no later than November 11, 2025 (no earlier than 150 days and no later than 120 days prior to the anniversary of the mailing of the prior year’s proxy materials), and must include the information required by our Bylaws.
Shareholders who otherwise wish to present proposals for action at next year’s annual meeting must do so in accordance with our
Bylaws, which require shareholders to give us advance written notice of a director nomination or other business to be conducted at any meeting of shareholders. To be timely, the written notice for next year’s annual meeting must be received by our Secretary between December 25, 2025 and January 24, 2026 (at least 90 days, and no earlier than 120 days, before the first anniversary of our preceding year’s annual meeting) and must include the information required by our Bylaws. Our mailing address is 150 N.
Bartlett Street, Medford, Oregon 97501.
Shareholder Director Recommendations
The Nominating and Governance Committee will consider potential director nominees recommended by any record or beneficial shareholder. Shareholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director nominees by submitting a written recommendation to the Chairman of the Nominating and Governance Committee in
accordance with our Shareholder Communication Policy. To be considered for nomination to the following year’s Board of Directors, the written recommendation must be received at our principal executive office at 150 N. Bartlett Street, Medford, Oregon 97501. In addition to the requirements under our Bylaws with respect to advance notice of any nomination, a shareholder who intends to solicit proxies for a director nominee in accordance with the SEC’s universal proxy rule must comply with the additional requirements of
Rule 14a-19(b).
The written recommendation of a director nominee must include the candidate’s name, appropriate biographical information, including information about the candidate’s qualifications and background materials, a statement that the person submitting the recommendation is a shareholder entitled to vote in the election of directors and a consent to serve as director signed by the recommended individual. If the necessary information is received in a timely manner and the shareholder and recommended individual timely cooperates with our due diligence and other processes, the Nominating and Governance Committee will evaluate the shareholder-recommended candidate using substantially the same process, and applying substantially the same criteria, as it uses to evaluate all other candidates. For information regarding minimum qualifications for directors and specific qualities and skills that the Nominating and Governance Committee believes are necessary for our directors to possess, see “Director Qualifications and Nominations” above. Recommended candidates are submitted to our Board to be considered as director nominees. If our Board determines to nominate a shareholder-recommended candidate, the candidate’s name will be included in our proxy and on the ballot at our annual meeting of shareholders.

Lithia Motors, Inc. 2025 Proxy Statement	14: Certain Relationships and Related Transactions and Director Independence	85

Certain Relationships and Related
Transactions and Director Independence
The Audit Committee, or another appropriate independent committee, and, where appropriate, our Board of Directors review all transactions between us and any related person, which includes, all of our nominees for director, directors and executive officers and their immediate family members and all persons known to us to be the beneficial owner of more than five percent of our voting securities and their immediate family members, that exceed $120,000 and in which the related person has a direct or indirect material interest. Although we do not maintain a written policy or have written procedures for such review, our Code of Business
Conduct and Ethics imposes an obligation on each of our directors and senior executive officers to disclose any actual or apparent conflict of interest involving such person and Lithia. Further, each of our directors and NEOs signs a detailed questionnaire used in the preparation of this proxy statement that requires the disclosure of, among other things, any related-person transaction. The Audit
Committee or other independent committee and our Board of Directors review and determine whether to approve or disapprove such transactions in accordance with the Code of Business Conducts and Ethics, based on (i) whether the proposed transaction is on terms that are no less favorable to us than the terms generally made available by us to an unaffiliated third party under similar circumstances and (ii) the extent of the related party’s interest in the proposed transaction.
Sidney B. DeBoer is the father of Bryan B. DeBoer, who is a Director and our Chief Executive Officer, and Mark DeBoer, who is the
Company's Vice President of Real Estate. There are no other family relationships between our executive officers and directors.
On September 14, 2015, the Company entered into a Transition Agreement with Sidney B. DeBoer, the Chairman of the Company, to reflect Mr. DeBoer’s changing role at the Company. Under the agreement, effective December 31, 2015, Mr. DeBoer ceased to be an executive officer of the Company, and the Company ceased paying Mr. DeBoer a base salary and contributing to his account under the Company’s Executive Management Non-Qualified Deferred Compensation and SERP. Mr. DeBoer also ceased to be eligible to participate in performance-based compensation arrangements, including under the Company’s Short-Term Incentive Plan and under its Stock Incentive Plan. Under the Transition Agreement the Company pays Mr. DeBoer annual amounts for his prior services rendered as an employee of the Company equal to $1,050,000 and a $42,000 vehicle allowance, and the Company reimburses Mr.
DeBoer for amounts payable under the four split-dollar insurance policies described below in this section. A Special Meeting of
Shareholders was held on January 21, 2019, where 99.95% of voting shareholders agreed that adding a sunset to the Transition
Agreement was in the best interests of the shareholders. Under the amendment to the Transition Agreement that adds the sunset, the Transition Agreement ends on the earlier of Mr. DeBoer’s death or December 31, 2035.
The Company entered into a Director Service Agreement, effective January 1, 2016, with Sidney B. DeBoer. Under the agreement, for so long as Mr. DeBoer serves as a member of the Board of Directors, the Company will pay him the same compensation, in the same form (cash or equity), as the Company pays to its non-employee directors (as that amount is established by the Board of
Directors from time to time).
Sidney B. DeBoer was permitted to utilize the Company’s access to FlexJet’s corporate aircraft service for personal travel provided he reimburses all flight related and incremental costs to the company, including FlexJet’s hourly rate for each flight.
We maintain four split-dollar “whole-life” insurance policies covering Sidney B. DeBoer, each worth $3,727,600 on maturity and
Mr. DeBoer has the right to designate the beneficiary or beneficiaries of the death benefit of each policy. Lithia owns and pays the premium for each of the four policies, and pursuant to the amended Transition Agreement described above, Lithia will continue to pay the premiums for each of the four policies until the earlier of Mr. DeBoer’s death or December 31, 2035. Lithia will receive the greater of the cash surrender value or cumulative premiums paid at the maturity of each policy.
In 2024, Mark DeBoer, son of Sid DeBoer and brother of Bryan DeBoer, received a salary of $360,000, incentive compensation of
$320,000 and other compensatory arrangements totaling $12,973.

Lithia Motors, Inc. 2025 Proxy Statement	14: Certain Relationships and Related Transactions and Director Independence	86
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file reports with the SEC indicating their holdings of, and transactions in, Lithia’s equity securities. Based solely on a review of copies of these reports, we believe that all of our executive officers, directors, and 10% owners timely complied with all Section
16(a) filing requirements for fiscal 2024 except for the following: On February 11, 2025 an amended Form 4 was filed for Bryan
DeBoer to correct a Form 4 originally timely filed November 13, 2024.

Lithia Motors, Inc. 2025 Proxy Statement	Annex A: Lithia Motors, Inc. 2013 Amended and Restated Stock Incentive Plan	87
Annex A
Lithia Motors, Inc. 2013 Amended and
Restated Stock Incentive Plan
ARTICLE IPURPOSE OF THE PLAN
The purposes of this 2013 Amended and Restated Stock Incentive Plan (the “Plan”) are to attract, retain and provide incentive compensation to selected employees, directors and others who contribute to the long-term financial success of LITHIA MOTORS,
INC., an Oregon corporation, and to more closely align their interests with those of the Company and its shareholders. This Plan amends and restates in its entirety the Amended and Restated 2003 Stock Incentive Plan.
ARTICLE IIDEFINITIONS
As used herein, the following definitions will apply:
(a)“Acquired Company” means any corporation or other entity that becomes a majority owned subsidiary of the
Company, after the Effective Date, by merger, consolidation, stock acquisition, acquisition of all or substantially all of its assets or otherwise.
(b)“Authorized Shares” means the number of shares of Common Stock authorized for issuance pursuant to
Section 3.1 of this Plan.
(c)“Available Shares” means the number of shares of Common Stock available under this Plan at any time for future issuance under Stock Options, Stock-Settled SARs, Performance Share Awards, Restricted Share Awards or
Restricted Stock Unit Awards, as provided in Section 3.2 of this Plan.
(d)“Award” means a Stock Option, a SAR, a Performance Share Award, a Restricted Share Award or a Restricted
Stock Unit Award pursuant to this Plan. An Award shall, for all purposes, be deemed to have been made on the later of (i) the date when the Company completes all corporate action necessary to authorize the Award or such later date as specified in such corporate action or (ii) when the maximum number of shares covered by the Award can be determined (excluding from such determination the effects of any vesting provisions including
Performance Goals and excluding provisions adjusting the number of shares pursuant to Article XIII of this Plan)
regardless of the date on which the written agreement evidencing the Award is prepared or executed by the
Company or the Recipient.
(e)“Board of Directors” means the Board of Directors of the Company.
(f)“Business Unit” means any division or other unit of the Company.
(g)“Cash-Settled SAR” means the right to receive cash in an amount equal to the difference between the Fair Market
Value of a share of Common Stock on the date of exercise and the Fair Market Value of a share of Common Stock on the date of grant multiplied by the number of shares covered by the right awarded under Article VII of this Plan.
(h)“Code” means the Internal Revenue Code of 1986, as amended.
(i)“Committee” means the compensation committee of the Board of Directors or the Board of Directors if no such committee is then in existence.
(j)“Common Stock” means the Common Stock of the Company.

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(k)“Company” means Lithia Motors, Inc. and, unless the context requires otherwise, any successor or assignee of the
Company by merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise.
(l)“Corporate Transaction” means (i) the adoption of a plan of dissolution or liquidation with respect to the Company,
(ii) the consummation of any plan of exchange, merger or consolidation with one or more corporations in which the
Company is not the surviving entity (other than a merger of the Company into a wholly-owned Subsidiary of the
Company or a reincorporation of the Company in a different jurisdiction), or in which the security holders of the
Company prior to such transaction do not receive in the transaction (or hold after consummation of the transaction)
securities with voting rights with respect to the election of directors equal to 50% or more of the votes of all classes of securities of the surviving corporation or (iii) the consummation of a sale of all of substantially all of the assets of the Company following a shareholder vote on such sale. Notwithstanding the foregoing to the contrary, for purposes of Restricted Stock Unit Awards, a “Corporate Transaction” also must be a ‘change in the ownership,’ (ii) ‘a change in the effective control,’ or (ii) ‘a change in the ownership of a substantial portion of the assets’ (as those terms are defined in Section Treas. Reg. 1.409A-3(i)(5)) of the Company.
(m)“Disabled” means having a mental or physical impairment that has lasted or is expected to last for a continuous period of 12 months or more and, in the Committee’s sole discretion, renders a Recipient unable to perform the duties that were assigned to the Recipient during the 12 month period prior to such determination. Notwithstanding the foregoing to the contrary, for purposes of Restricted Stock Unit Awards, “Disabled” shall be determined in accordance with the requirements of Code Section 409A. The Committee’s determination of the existence of an individual’s disability will be effective when communicated in writing to the Recipient and will be conclusive on all of the parties.
(n)“Employee” means any person employed by the Company or a Subsidiary of the Company.
(o)“Exercise Price” means the price per share at which shares of Common Stock may be purchased upon exercise of a Stock Option.
(p)“Incentive Stock Option” means an ‘incentive stock option’ as defined in Section 422 of the Code.
(q)“Fair Market Value” with respect to shares of Common Stock for a specified date means:
(1)If the Common Stock is traded on a national securities exchange, the “Fair Market Value” of a share of
Common Stock will be the closing price of the Common Stock for such date, or if no transactions occurred on such date, on the last date on which trades occurred;
(2)If the Common Stock is not traded on a national securities exchange but bid and asked prices are regularly quoted on the OTC Bulletin Board Service, by the National Quotation Bureau or any other comparable service, the “Fair Market Value” of a share of Common Stock will be the average between the highest bid and lowest asked prices of the Common Stock as reported by such service at the close of trading for such date or, if such date was not a business day, on the preceding business day; or
(3)If there is no public trading of the Common Stock within the terms of subparagraphs 1 or 2 of this subsection, the “Fair Market Value” of a share of Common Stock will be as determined by the Committee in good faith.
(r)“Non-statutory Stock Option” means a Stock Option other than an Incentive Stock Option.
(s)“Option Agreement” means the written agreement between the Company and a Recipient that evidences a Stock
Option awarded pursuant to this Plan. Each Option Agreement shall be subject to the terms and conditions of this
Plan.
(t)“Performance Goals” means any performance criteria applied to the Company, any Subsidiary, any Business Unit or any individual or group of individuals for any performance period in each case as specified by the Committee in the agreement evidencing an Award. The Committee shall determine whether or the extent to which any Performance
Goal is achieved. Performance Goals may include but are not limited to one or more of the following measures with respect to the Company, any Subsidiary or any Business Unit, and may be relative to any designated comparison group of companies: (i) revenue, (ii) net margin, (iii) operating income, (iv) operating cash flow, (v) net income before interest, taxes, depreciation and amortization, (vi) net income before interest and taxes, (vii) net income before income taxes, (viii) net income, (ix) new or used vehicle unit or revenue growth rate (based on same-store growth rate), (x) fixed department revenue growth rate (based on same-store revenue growth rate), (xi) sales or service satisfaction scores (percent of same stores equaling or exceeding specified manufacturers’ criteria), (xii)

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sales responsibility performance (percent of same stores at or above market sales rate thresholds set by specified manufacturers), (xiii) manufacturer approvability criteria, (xiv) financing and insurance revenue or revenue per vehicle, (xv) service, body and parts revenue or revenue per vehicle, (xvi) basic or diluted net income per share,
(xvii) basic or diluted net income per share from continuing operations, (xviii) basic or diluted net income per share minus per share dividends and other shareholder distributions, (xix) basic or diluted net income per share from continuing operations minus per share dividends and other shareholder distributions, (xx) basic or diluted net income per share from continuing operations as adjusted to eliminate the effects of asset impairment, gains and losses on the sale of real estate or stores, equity investments and related taxes, (xxi) return on equity or return on investment, (xxii) free cash flows, or (xxiii) any of the foregoing before the effect of acquisitions, divestitures, accounting or tax changes, asset impairment, gains and losses on the sale of real estate or stores, reserves
(including for real estate leases, company-owned service contracts and legal matters), legal settlements, equity investments, related taxes, and restructuring and special charges (determined according to criteria established by the Committee).]
(u)“Performance Share Award” means an Award of shares or an Award of the right to receive shares of Common Stock pursuant to Article IX of this Plan subject to the terms of a Share Vesting Agreement in which the vesting or issuance of shares is based, either in whole or in part, on the achievement of certain Performance Goals.
(v)“Recipient” means any individual who is awarded a Stock Option, a SAR, a Performance Share Award, a Restricted
Share Award or a Restricted Stock Unit Award pursuant to this Plan.
(w)“Restricted Share Award” means an Award of shares of Common Stock pursuant to Article X of this Plan, regardless of whether the Recipient receives the shares covered by such Award solely for services or for a combination of services and cash payment or other consideration to the Company, pursuant to a Share Vesting Agreement.
(x)“Restricted Stock Unit Award” means an Award of a right granted to receive Common Stock at the end of a specified vesting or deferral period pursuant to Article XI of this Plan, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals.
(y)“SAR” means a Stock-Settled SAR or Cash-Settled SAR.
(z)“SAR Agreement” means the written agreement between the Company and a Recipient that evidences a SAR pursuant to this Plan. Each SAR Agreement shall be subject to the terms and conditions of this Plan.
(aa)“Securities Act” means the Securities Act of 1933, as amended.
(ab)“Service” means the continued employment of an Employee, service as director of the Company, service as a director of a Subsidiary or the regular provision of services to the Company or a Subsidiary under an independent contractor arrangement. If a recipient ceases to provide Service with the Company or a Subsidiary in one capacity but continues to provide Service in another capacity or contemporaneously begins to provide Service in another capacity, the recipient shall, for purposes of this Plan, be deemed to have continued in Service without interruption.
(ac)“Share Vesting Agreement” means the written agreement between the Company and a Recipient that evidences either a Performance Share Award or a Restricted Share Award made pursuant to this Plan. Each Share Vesting
Agreement shall be subject to the terms and conditions of this Plan.
(ad)“Stock Option” means a Stock Option awarded pursuant to Article VI of this Plan.
(ae)“Stock-Settled SAR” means the right to acquire shares of Common Stock in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the Fair Market Value of a share of Common Stock on the date of grant multiplied by the number of shares covered by the right awarded under Article VII of this Plan.
(af)“Subsidiary” means any corporation or other entity owned or controlled by the Company in an unbroken chain of corporations or other entities in which each of the corporations or other entities other than last corporation or other entity owns 50 percent or more of the total combined voting power of all classes of equity ownership interests in the other corporations or other entities in such chain.
(ag) “Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by an Acquired Entity.
(ah)“Tax Withholding” means all amounts determined by the Company to be required to satisfy applicable federal, state and local tax withholding requirements (including but not limited to payroll taxes) upon the exercise of a Stock

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Option or SAR, the disqualifying disposition of shares of Common Stock acquired by exercise of an Incentive Stock
Option, the vesting or payment of shares under a Performance Share Award or Restricted Share Award or the
vesting or payment of a Restricted Share Unit Award, a Recipient making an election under Code Section 83(b) with respect to a Performance Share Award or Restricted Share Award or as otherwise may be required under applicable tax laws.
ARTICLE IIISTOCK SUBJECT TO THE PLAN
3.1Aggregate Number of Authorized Shares. Subject to adjustment in accordance with Section 10.1, the total number of shares of Common Stock authorized for issuance under all Awards pursuant to this Plan is 4,960,000 shares.
3.2Number of Available Shares. At any point in time, the number of Available Shares shall be the number of
Authorized Shares at such time minus each of the following:
(a)the number of shares of Common Stock issued prior to such time upon the exercise of Stock Options and Stock-
Settled SARs that were awarded pursuant to this Plan;
(b)the number of shares of Common Stock issued prior to such time under Restricted Stock Unit Awards, Restricted
Share Awards and Performance Share Awards to the extent the shares are not subject to any forfeiture or repurchase provisions pursuant to the terms of a Share Vesting Agreement;
(c)the number of shares covered by outstanding Stock Options and Stock-Settled SARs that were awarded pursuant to this Plan to the extent that such Stock Options and Stock-Settled SARs have not been exercised at such time;
(d)the number of shares of Common Stock covered by outstanding Restricted Stock Unit Awards made pursuant to this Plan prior to such time; and
(e)the number of shares of Common Stock covered by Performance Share Awards and Restricted Share Awards
made pursuant to this Plan prior to such time to the extent the shares have not been issued or have been issued and are subject to forfeiture or repurchase provisions pursuant to the terms of a Share Vesting Agreement.
As a result of the foregoing, if a Stock Option, Stock-Settled SAR, Restricted Stock Unit or Performance Share Award expires, terminates or is cancelled for any reason without having been exercised and/or settled in full, the shares of Common Stock covered by such Stock Option, Stock-Settled SAR, Restricted Stock Unit or Performance Share Award that were not acquired through the exercise or settlement of such Award will again become Available Shares. Upon the settlement of a vested Restricted Stock Unit
Award or Performance Share Award, all shares covered by that Award other than the shares actually issued in settlement thereof will again become Available Shares. If shares of Common Stock issued under a Performance Share Award or Restricted Share Award are forfeited to or repurchased by the Company, or if a Performance Share Award is terminated without the issuance of shares thereunder, pursuant to the terms of a Share Vesting Agreement, those shares will again become Available Shares. If shares of
Common Stock covered by an Award other than a Stock Option or Stock-Settled SAR are surrendered by a Recipient to satisfy any
Tax Withholding obligations of such Award, those shares will again become Available Shares. Notwithstanding any other provision of the Plan to the contrary, the following shares shall not be added (or added back, as applicable) to the Available Shares: (i) shares tendered or otherwise used by a Participant or withheld by the Company in payment of the exercise price of a Stock Option,
(ii) shares tendered or otherwise used by a Participant or withheld by the Company to satisfy any Tax Withholding obligations of an
Award of Stock Options or Stock-Settled SARs, (iii) shares subject to a Stock-Settled SAR that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options. Neither the grant nor the exercise of Cash-Settled SARs shall reduce the number of shares available for grant under the Plan.
3.3 Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of Shares authorized for issuance under the Plan. In the event that an
Acquired Entity has shares available for awards or grants under one or more pre-existing plans not adopted in contemplation of such transaction, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio formula used in such transaction to determine the consideration payable to holders of common stock of the entities that are parties to such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plan, absent such transaction, and shall be made only to persons

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who were not employees or directors of the Company or a Subsidiary prior to the transaction. In the event that the Board approves a written agreement between the Company and an Acquired Entity pursuant to which any such transaction is completed and that agreement sets forth the terms and conditions of the assumption of or substitution or exchange for outstanding awards of the
Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the
Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Recipients. Reservation of Shares. Available Shares shall consist of authorized but unissued shares of Common Stock of the Company. By appropriate resolution of the Board of Directors, the Company at all times will reserve for issuance shares of Common Stock equal to the sum of (i) the number of shares covered by outstanding Awards to the extent that shares have not been issued under such Awards at such time and (ii) the number of Available Shares. By action of the Board of
Directors, the Company may repurchase issued and outstanding shares for purposes of providing Available Shares under this Plan but the Company is not required to make such repurchases and any such repurchases shall not affect the calculation of the number of Authorized Shares or Available Shares.
3.4 Annual Limits on Number of Shares to Any One Person and to Non-Management
                      Directors.
Notwithstanding any other provision of this Plan to the contrary:
(a)no person may receive in any calendar year Awards pursuant to this Plan which provide for the issuance, in the aggregate, of more than 200,000 shares; and
(b)the aggregate value of cash compensation and the grant date fair value of shares of Common Stock (computed as of the date of grant in accordance with applicable financial accounting rules) that may be awarded or granted during any fiscal year of the Company to any non-management director in respect of the director’s service as a member of the Board shall not exceed $750,000 (excluding awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainer fees);
provided, however, the foregoing limitations (a) and (b) shall not apply to Awards of Stock Options in assumption of, or in substitution or exchange for, outstanding stock options of an Acquired Company that are cancelled in connection with the acquisition of such
Acquired Company.
ARTICLE IVCOMMENCEMENT AND DURATION OF THE PLAN
4.1Effective Date of the Plan. This Plan was effective as of the date on which it was first adopted by the Board of Directors.
4.2Duration of the Plan. This Plan will continue in effect until all Authorized Shares have been issued and all forfeiture and repurchase restrictions on the Authorized Shares have lapsed. The Board of Directors may suspend or terminate this
Plan at any time. Termination of the Plan will not terminate or otherwise affect any outstanding Stock Option, SAR, Performance
Share Award, Restricted Share Award, Restricted Stock Unit Award, Option Agreement, SAR Agreement or Share Vesting
Agreement.
ARTICLE VADMINISTRATION OF THE PLAN
The Plan shall be administered by the Committee. The Board of Directors shall appoint the members of the Committee, which shall consist of at least two directors from the Board of Directors. The appointment to the Committee of one or more directors who are not
“non-employee directors” as such term is defined in Rule 16b-3 issued by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934, as amended, (“Rule 16b-3”) or one or more directors who fail to meet the requirements for service on a compensation committee as set forth in the listing standards of the exchange or market on which the
Common Stock primarily trades shall not invalidate any of the actions of the Committee. Any member of the Committee who is not a non-employee director is referred to in this paragraph as an “Abstaining Director” with respect to any action by the Committee for which Rule 16b-3 requires the approval of a committee consisting solely of non-employee directors. Any member of the Committee who fails to meet the requirements of the listing standards of the exchange or market on which the Common Stock primarily trades is referred to in this paragraph as an “Abstaining Director” with respect to any action by the Committee that requires the approval of a committee consisting solely of directors meeting those requirements. An Abstaining Director shall be deemed to have abstained from

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such action (notwithstanding any statement to the contrary which may be contained in minutes of a meeting of the Committee) and the assent of any such director shall be ignored for purposes of determining whether or not any such actions were approved by the
Committee. If the Committee proposes to take an action by unanimous consent in lieu of a meeting, an Abstaining Director shall be deemed to not be a member of the Committee for the purpose of such consent with respect to any actions for which such member is deemed to be an Abstaining Director. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.
If no Committee is appointed, the Board of Directors will have all the powers, duties and responsibilities of the Committee as set forth in this Plan. In addition, the Board of Directors may abolish a Committee and assume the duties and responsibilities of the
Committee at any time by resolution duly adopted by the Board of Directors.
The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the
Plan as may from time to time be adopted by the Board, to (a) select the Employees, directors and other persons to whom Awards may from time to time be granted hereunder; (b) determine the type or types of Award to be granted to each Recipient hereunder; (c)
determine the number of shares of Common Stock to be covered by or relating to each Award granted hereunder; (d) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (e) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares or other property or canceled or suspended, consistent with the terms of the Plan; (1) determine whether, to what extent, and under what circumstances payment of cash, shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Recipient, consistent with the terms of the Plan; (g) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (h) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (i) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan and (j) extend any exercise period or accelerate any vesting period for any Award. The Committee may, in its sole and absolute discretion, and subject to the provisions of the Plan, from time to time delegate any or all of its authority to administer the Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of the Plan. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any grant made under it. The Committee shall make, in its sole discretion, all determinations arising in the administration, construction or interpretation of the Plan and Awards under the Plan, including the right to construe disputed or doubtful Plan or Award terms and provisions, and any such determination shall be conclusive and binding on all persons, except as otherwise provided by law.
The Committee shall be authorized to make adjustments in Performance Goals criteria or in the terms and conditions of other
Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements, changes in applicable laws, regulations or accounting principles or otherwise. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event that the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.
ARTICLE VISTOCK OPTION TERMS AND CONDITIONS
Stock Options may be awarded pursuant to this Plan in accordance with the following terms and conditions.
6.1Requirement for a Written Option Agreement. Each Stock Option will be evidenced by a written
Option Agreement. The Committee, from time to time, will determine the form of Option Agreement to be used for purposes of evidencing Stock Options awarded pursuant to this Plan. Except as provided in Section 12.2, the terms of the Option Agreement evidencing a Stock Option must be consistent with this Plan, including but not limited to this Article VI. Any inconsistencies between any Option Agreement and this Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as expressly required by this Article VI, the terms and conditions of each Stock Option do not need to be identical.
6.2Who may be Awarded a Stock Option. A Stock Option may be awarded to any Employee, any director of the Company or of any Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of its Subsidiaries; provided that Incentive Stock Options may only be granted to Employees. The Committee, in its sole discretion, shall determine when and to whom Stock Options are awarded pursuant to this Plan. In addition, substitute Stock Options may be awarded pursuant to Section 12.2 to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.

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6.3Number of Shares Covered by a Stock Option. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Stock Option awarded pursuant to this Plan and, for a Stock Option granted after February 22, 2013, whether it is an Incentive Stock Option or a Non-statutory Stock Option. The number of shares covered by each Stock Option and whether it is an Incentive Stock Option or a Non-statutory Stock Option shall be specified in the
Option Agreement.
6.4Vesting Under a Stock Option. The Committee, in its sole discretion, shall determine whether a Stock
Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is exercisable only in accordance with a time-based vesting schedule, Performance Goals or a combination of the foregoing, all as determined by the
Committee. Any such vesting terms and conditions shall be specified in the Option Agreement. Notwithstanding any term to the contrary in any Option Agreement, a Stock Option that is awarded to a person who, at the time of the Award, was an executive officer of the Company will not become exercisable until after six months from the date of such Award unless the Award was approved either by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full Board of Directors.
6.5Exercise Price of a Stock Option. The Exercise Price for each Stock Option will be at least 100% of the
Fair Market Value of a share of Common Stock as of the date on which the Stock Option was awarded. However, if it is subsequently determined that the Exercise Price as stated in the Option Agreement evidencing a Stock Option is less than 100% of the Fair
Market Value of a share of Common Stock as of the date on which an option was awarded, such fact will not invalidate the Stock
Option.
6.6Duration of a Stock Option—Generally. The Committee, in its sole discretion, will determine the term of each Stock Option provided that such term will not exceed ten (10) years from the date on which such option was awarded. The term of each Stock Option shall be set forth in the Option Agreement. The Recipient shall have no further right to exercise a Stock Option following the expiration of such term.
6.7The Effect of Termination of the Recipient’s Service with the Company on the Term of a
Stock Option. If a Recipient’s Service with the Company terminates for any reason other than as a result of the Recipient dying or becoming Disabled (as provided for in Section 6.9 and Section 6.10, respectively), all Stock Options that have been awarded to such Recipient shall terminate to the extent that they are not exercised within thirty (30) days following the date the Recipient ceased to be in Service with the Company, unless provided otherwise in the Option Agreement. The foregoing provision will not extend the time within which a Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient’s Service with the Company terminated.
6.8The Effect of a Leave of Absence on a Stock Option. Unless otherwise provided in the Option
Agreement evidencing a Stock Option, a Recipient’s Service shall not be deemed to have terminated if the Recipient is on sick leave, family leave, military leave or any other leave of absence that is approved by the Committee. The Committee, in its sole discretion, may determine whether a Stock Option shall continue to vest during any sick leave, family leave, military leave or other approved leave of absence.
6.9The Effect of the Death of a Recipient on the Term of a Stock Option. If a Recipient’s Service
with the Company terminates as a result of the Recipient’s death, all Stock Options that have been awarded to such Recipient will terminate to the extent that they are not previously exercised within 12 months following the date of the Recipient’s death. The foregoing provision will not extend the time within which a Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date of the Recipient’s death.
6.10The Effect of the Disability of a Recipient on the Term of a Stock Option. If a Recipient’s
Service with the Company terminates as a result of the Recipient becoming Disabled, all Stock Options that have been awarded to such Recipient shall terminate to the extent that they are not exercised within 12 months following the date of the Recipient becoming Disabled. The foregoing provision will not extend the time within which a Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient became Disabled.
6.11Additional Requirements Relating to Incentive Stock Options. Notwithstanding any other provisions in this Plan, Incentive Stock Options shall be subject to the following additional terms and conditions:
(a)Limitation on Amount of Grants. If the aggregate fair market value of shares, determined as of the date the option is granted, for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code)
are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock
Option and the remaining portion of the option or options will be treated as a Non-statutory Stock Option. The

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preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee’s exercise of all or a portion of the option will be treated as the exercise of the
Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-statutory Stock
Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive
Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.
(b)Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under this Plan to an Employee possessing more than 10 percent of the total combined voting power of all classes of stock of the
Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the Fair Market Value of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five (5) years from the date it is granted.
(c)Nontransferability. Except as provided below and notwithstanding any provision in this Plan, each Incentive
Stock Option granted under this Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, and during the optionee’s lifetime, shall be exercisable only by the optionee. A stock option may be transferred by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death.
(d)Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders of the Company.
(e)Early Dispositions. If, within two years after an Incentive Stock Option is granted or within 12 months after an
Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within thirty (30) days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).
ARTICLE VIISARS TERMS AND CONDITIONS
Stock-Settled SARs and Cash-Settled SARs may be awarded pursuant to this Plan in accordance with the following terms and conditions.
7.1Requirement for a Written SAR Agreement. Each SAR will be evidenced by a written SAR Agreement.
The Committee, from time to time, will determine the form of Stock-Settled SAR Agreement to be used for purposes of evidencing
Stock-Settled SARs awarded pursuant to this Plan and form of Cash-Settled SAR Agreement to be used for purposes of evidencing
Cash-Settled SARs awarded pursuant to this Plan. Except as provided in Section 12.2, the terms of the SAR Agreements must be consistent with this Plan, including but not limited to this Article VII. Any inconsistencies between any SAR Agreement and this Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as expressly required by this Article VII, the terms and conditions of each SAR do not need to be identical.
7.2Who may be Awarded a SAR. A SAR may be awarded to any Employee, any director of the Company or of a Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of Subsidiaries. The
Committee, in its sole discretion, shall determine when and to whom SARs are awarded pursuant to this Plan. In addition, substitute
SARs may be awarded pursuant to Section 12.2 to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.
7.3Number of Shares Covered by a SAR. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each SAR awarded pursuant to this Plan and whether the SAR is a Stock-Settled SAR or a
Cash-Settled SAR. The number of shares covered by each Stock-Settled SAR shall be specified in the Stock-Settled SAR
Agreement.

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7.4Vesting Under a SAR. The Committee, in its sole discretion, shall determine whether a SAR is immediately exercisable as to all of the shares of Common Stock covered by the SAR or whether it is exercisable only in accordance with a time-
based vesting schedule, Performance Goals or a combination of the foregoing, all as determined by the Committee. Any such vesting terms and conditions shall be specified in the SAR Agreement. Notwithstanding any term to the contrary in any SAR
Agreement, a SAR that is awarded to a person who, at the time of the Award, was an executive officer of the Company will not become exercisable until after six (6) months from the date of such Award unless the Award was approved either by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full Board of Directors.
7.5Effect of Exercise of a SAR. Exercise of a Stock-Settled SAR results in the Recipient receiving net shares of Common Stock with an aggregate Fair Market Value as of the date of such exercise equal to (i) the difference between the Fair
Market Value of a share of Common Stock as of the exercise date minus the Fair Market Value of a share of Common Stock on the date of grant, multiplied by (ii) the number of shares covered by the Stock-Settled SAR as to which it is being exercised, rounded down to the nearest whole number. Exercise of a Cash-Settled SAR results in the Recipient receiving cash in an amount equal to (i)
the difference between the Fair Market Value of a share of Common Stock as of the exercise date minus the Fair Market Value of a share of Common Stock on the date of grant, multiplied by (ii) the number of shares covered by the SAR as to which it is being exercised. A SAR may be exercised as to all of the shares covered by it or may be exercised only in part.
7.6Duration of a SAR—Generally. The Committee, in its sole discretion, will determine the term of each SAR provided that such term will not exceed 10 years from the date on which such SAR was awarded. The term of each SAR shall be set forth in the SAR Agreement. The Recipient shall have no further right to exercise a SAR following the expiration of such term.
7.7The Effect of Termination of the Recipient’s Service with the Company on the Term of a
SAR. If a Recipient’s Service with the Company terminates for any reason other than as a result of the Recipient dying or becoming
Disabled (as provided for in Section 7.9 and Section 7.10, respectively), all SARs that have been awarded to such Recipient shall terminate to the extent that they are not exercised within thirty (30) days following the date the Recipient ceased to be in Service with the Company, unless provided otherwise in the SAR Agreement. The foregoing provision will not extend the time within which a SAR may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient’s
Service with the Company terminated.
7.8The Effect of a Leave of Absence on a Stock-Settled SAR. Unless otherwise provided in the SAR
Agreement, a Recipient’s Service shall not be deemed to have terminated if the Recipient is on sick leave, family leave, military leave or any other leave of absence that is approved by the Committee. The Committee, in its sole discretion, may determine whether a SAR shall continue to vest during any sick leave, family leave, military leave or other approved leave of absence.
7.9The Effect of the Death of a Recipient on the Term of a SAR. If a Recipient’s Service with the
Company terminates as a result of the Recipient’s death, all SARs that have been awarded to such Recipient will terminate to the extent that they are not previously exercised within 12 months following the date of the Recipient’s death. The foregoing provision will not extend the time within which a SAR may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient’s death.
7.10The Effect of the Disability of a Recipient on the Term of a SAR. If a Recipient’s Service with the Company terminates as a result of the Recipient becoming Disabled, all SARs that have been awarded to such Recipient shall terminate to the extent that they are not exercised within 12 months following the date of the Recipient becoming Disabled. The foregoing provision will not extend the time within which a SAR may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Recipient became Disabled.
ARTICLE VIIIEXERCISE OF STOCK OPTIONS AND SARS
8.1Notice of Exercise. A Stock Option or a SAR may be exercised only by delivery to the Company of written notice directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company. The notice will specify (i) the number of shares of Common Stock as to which the Stock Option or SAR is being exercised, (ii) the method of payment of the Exercise Price of a Stock Option, (iii) the method of payment of the Tax
Withholding if required, and (iv), unless a registration under the Securities Act is in effect with respect to the Plan at the time of such exercise, the notice of exercise shall contain such representations as the Company determines to be necessary or appropriate in order for the sale of any shares of Common Stock being purchased pursuant to such exercise to qualify for exemptions from registration under the Securities Act and other applicable state securities laws. If the date of expiration or termination of a Stock
Option or SAR falls on a day on which the principal business office of the Company is not open for business, the notice of exercise

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must be delivered to the Company no later than the last business day prior to such expiration or termination date in order for the notice of exercise to be timely.
8.2Payment of Exercise Price. No shares of Common Stock will be issued upon the exercise of any Stock
Option unless and until payment or adequate provision for payment of the Exercise Price of such shares has been made in accordance with this subsection. The Committee, in its sole discretion, may provide in any Option Agreement for the payment of the
Exercise Price in cash (including by check), by delivery of a full-recourse promissory note, by the delivery of shares of Common
Stock or other securities issued by the Company in accordance with Section 13.7, by the application of shares that could be received upon exercise of the Stock Option in accordance with Section 13.7, or by any combination of the foregoing. In the absence of such terms in the Option Agreement, the Exercise Price shall be paid in cash (including by check). The Committee, in its sole discretion, may permit a Recipient to elect to pay the Exercise Price by authorizing a duly registered and licensed broker-dealer to sell the shares of Common Stock to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-
dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the entire Exercise Price.
8.3Payment of Tax Withholding Amounts. Upon the exercise of any Stock Option or SAR (including any
Non-statutory Stock Option or SAR transferred by the Recipient pursuant to Section 13.5), either with the delivery of the notice of exercise or upon notification of the amount due, each Recipient must pay to the Company or make adequate provision for the payment of all Tax Withholding, if any. The Option Agreement or SAR Agreement may provide for, or the Committee, in its sole discretion, may allow, the Recipient to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from cash payable upon exercise of a Cash-Settled SAR or other amounts payable by the Company to the Recipient, including salary, (iii) by delivery of shares of Common Stock or other securities of the Company in accordance with Section 13.7, (iv)
by the application of shares that could be received upon exercise of the Stock Option or Stock-Settled SAR in accordance with
Section 13.7 up to the maximum statutory tax rate in the Recipient’s applicable jurisdiction, or (v) any combination of the foregoing.
In the absence of such terms in the Option Agreement or SAR Agreement, the Tax Withholding shall be paid in cash (including by check) or the Committee may authorize payment or provision for the Tax Withholding by any other means permitted by this
Section 8.3.
By receiving and upon exercise of a Stock Option or a SAR, the Recipient shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Recipient. The Committee, in its
sole discretion, may permit a Recipient to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-
dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be issued upon an exercise of a Stock Option or a SAR, and no cash payment will be made upon exercise of a Cash-Settled SAR, unless and until payment or adequate provision for payment of the Tax Withholding has been made. If, either as a result of the exercise of a Stock Option or a SAR or the subsequent disqualifying disposition of shares acquired through such exercise, the
Company determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the
Recipient, the Recipient will pay such additional amount to the Company immediately upon demand by the Company. If the Recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the
Recipient, including salary.
8.4Issuance of Shares. Notwithstanding the good faith compliance by the Recipient with all of the terms and conditions of an Option or Stock-Settled SAR Agreement and with this Article VIII, the Recipient will not become a shareholder and will have no rights as a shareholder with respect to the shares covered by such Stock Option or Stock-Settled SAR until the issuance of shares pursuant to the exercise of such Stock Option or Stock-Settled SAR is recorded on the stock transfer record of the
Company. The Company will not unreasonably delay the issuance of a stock certificate and shall exercise reasonable efforts to cause such stock certificate to be issued to the Recipient as soon as is practicable after the compliance by the Recipient with all of the terms and conditions of the Option Agreement or Stock-Settled SAR and with this Article VIII. In addition, when the payment of the Exercise Price is permitted under Sections 8.2 or 8.3 to be remitted to the Company by a broker-dealer in connection with the sale of some or all of the shares covered by the Stock Option, the Recipient shall be considered a shareholder and to own the shares being purchased by such exercise upon the Company receiving both the Recipient’s notice of exercise and the broker-
dealer’s agreement to remit to the Company the Exercise Price in a form satisfactory to the Company in its sole discretion.

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ARTICLE IXPERFORMANCE SHARE AWARDS
Performance Share Awards may be made pursuant to this Plan in accordance with the following terms and conditions.
9.1Requirement for a Written Share Vesting Agreement. Each Performance Share Award will be evidenced by a Share Vesting Agreement. The Committee will determine from time to time the form of Share Vesting Agreement to be used to evidence Performance Share Awards made pursuant to this Plan. Except as provided in Section 12.2, the terms of each
Share Vesting Agreement must be consistent with this Plan. Any inconsistencies between any Share Vesting Agreement and this
Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Article
IX, the terms and conditions of each Performance Share Award do not need to be identical.
9.2Who May Receive a Performance Share Award. A Performance Share Award may be made to any
Employee, any director of the Company or of a Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Performance Share
Awards are awarded pursuant to this Plan. In addition, substitute Performance Share Awards may be awarded pursuant to
Section 12.2 to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.
9.3Number of Shares Covered by a Performance Share Award. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Performance Share Award made pursuant to this Plan, which may include a range of shares to be issued based on achievement of Performance Goals. The Share Vesting
Agreement shall specify the number of shares (or the range of the number of shares) of Common Stock covered by such
Performance Share Award.
9.4What the Recipient Must Deliver to Receive a Performance Share Award. The Committee, in
its sole discretion, will determine whether the Recipient, in order to receive the Performance Share Award, must make a payment, either in cash (including by check), by delivery of a promissory note or by delivery of other securities of the Company (including options to purchase securities of the Company), to the Company of all or some portion of the Fair Market Value of the shares of
Common Stock covered by the Performance Share Award. To the extent that the sum of any cash payment, any promissory note and any other securities received by the Company from the Recipient in connection with a Performance Share Award is less than the Fair
Market Value of the shares of Common Stock covered by such Performance Share Award determined as of the date of such Award, the shares of Common Stock covered by the Performance Share Award shall be deemed to have been issued by the Company for services rendered by the Recipient.
9.5Vesting Under a Performance Share Award. The Committee, in its sole discretion, shall determine the
Performance Goals and other terms and conditions, if any, upon which shares covered by any Performance Share Award shall vest.
The Share Vesting Agreement evidencing a Performance Share Award shall specify the Performance Goals, and other vesting terms and conditions. Unvested shares covered by a Performance Share Award and rights under a Performance Share Award may not be transferred by the Recipient under any condition without the prior written consent of the Committee, which consent may be withheld in its sole discretion.
9.6Right to Repurchase and Forfeiture of Unvested Shares upon Certain Conditions. The
Share Vesting Agreement shall specify the events upon the occurrence of which (i) the Recipient’s unvested shares shall be forfeited to the Company or (ii) the Company shall have the right to repurchase from the Recipient any or all of the Recipient’s unvested shares and the period during which the Company must exercise this right following the occurrence of the event. The Share Vesting
Agreement shall also specify the “Repurchase Price Per Share” that the Company shall pay to the Recipient upon exercise of any right to repurchase unvested shares and the terms of such payment. If not otherwise specified in the Share Vesting Agreement, any right to repurchase must be exercised within forty-five (45) days after the Company receives from the Recipient written notice of the occurrence of the event, the repurchase price shall be $0.001 per share and the repurchase price shall be payable to the Recipient in cash (including by check) within ten (10) days after the date on which the right to repurchase the shares is exercised. Any right of the Company to repurchase unvested shares may be assigned by the Company in its sole discretion without notice to, or the prior consent of, the Recipient. Every Share Vesting Agreement evidencing a Performance Share Award shall contain or shall be deemed to contain a blank stock power pursuant to which the Recipient authorizes the Company or its transfer agent to transfer ownership of unvested shares from the Recipient to the Company or its assigns upon the forfeiture of shares or the right to repurchase being exercised.

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9.7Payment of Tax Withholding Amounts. Upon the vesting of shares or the right to receive shares under a Performance Share Award (including any Performance Share Award transferred by the Recipient pursuant to Section 13.5) or upon the Recipient making a valid election under Code Section 83(b), each Recipient must pay to the Company or make adequate provision for the payment of all Tax Withholding, if any. The Share Vesting Agreement may provide for, or the Committee, in its sole discretion, may allow the Recipient to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from other amounts payable by the Company to the Recipient, including salary, (iii) by delivery of shares of Common Stock or other securities of the Company in accordance with Section 13.7, (iv) by the application of vested shares under the Performance
Share Award in accordance with Section 13.7 up to the maximum statutory tax rate in the Recipient’s applicable jurisdiction, or (v)
any combination of the foregoing. In the absence of such terms in the Share Vesting Agreement, the Tax Withholding shall be paid in cash (including by check) or the Committee may authorize payment or provision for the Tax Withholding by any other means permitted by this Section 9.7.
By receiving a Performance Share Award, the Recipient shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Recipient. The Committee, in its sole discretion, may permit a Recipient to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be delivered in response to a request to deliver vested shares unless and until payment or adequate provision for payment of the Tax Withholding has been made. If the
Company later determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the Recipient, the Recipient will pay such additional amount to the Company immediately upon demand by the Company. If the
Recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Recipient, including salary.
9.8Rights as a Shareholder Legends on Certificates, Escrow of Unvested Shares and
Delivery of Vested Shares Covered by a Performance Share Award. With respect to Performance Stock Awards in which shares are issued at the time of the grant of the Award, as soon as is practicable after the Performance Stock Award is awarded by the Company, the Company will issue one or more stock certificates in the name of the Recipient or make a book-entry evidencing for the shares covered by a Performance Share Award. For such time as and to the extent that the shares covered by a
Performance Share Award remain unvested, the Company may place a restrictive legend on any stock certificate evidencing such shares, may give stop transfer instructions to the Company’s transfer agent and may place the stock certificates in escrow with the
Company or an agent of the Company. Upon the vesting of shares covered by a Performance Share Award, the Recipient by notice, in such form as the Company may reasonably request, directed to the President of the Company (or such other person as the
Company may designate) at the principal business office of the Company request that a stock certificate covering such vested shares be issued in the name of the Recipient and delivered in accordance with such instructions as the Recipient may reasonably request.
9.9Limitation on Time of Grant. No Performance Share Award for the award of shares subject to forfeiture or repurchase shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved by the shareholders of the Company.
ARTICLE XRESTRICTED SHARE AWARDS
Restricted Share Awards may be made pursuant to this Plan in accordance with the following terms and conditions.
10.1Requirement for a Written Share Vesting Agreement. Each Restricted Share Award will be evidenced by a Share Vesting Agreement. The Committee will determine from time to time the form of Share Vesting Agreement to be used to evidence Restricted Share Awards made pursuant to this Plan. Except as provided in Section 12.2, the terms of each
Share Vesting Agreement must be consistent with this Plan. Any inconsistencies between any Share Vesting Agreement and this
Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Article
X, the terms and conditions of each Restricted Share Award do not need to be identical.
10.2Who May Receive a Restricted Share Award. A Restricted Share Award may be made to any
Employee, any director of the Company or of a Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Restricted Share

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Awards are awarded pursuant to this Plan. In addition, substitute Restricted Share Awards may be awarded pursuant to Section 12.2 to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.
10.3Number of Shares Covered by a Restricted Share Award. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Restricted Share Award made pursuant to this Plan. The
Share Vesting Agreement shall specify the number of shares of Common Stock covered by such Restricted Share Award.
10.4What the Recipient Must Deliver to Receive a Restricted Share Award. The Committee, in its
sole discretion, will determine whether the Recipient, in order to receive the Restricted Share Award, must make a payment, either in cash (including by check), by delivery of a promissory note or by delivery of other securities of the Company (including options to purchase securities of the Company), to the Company of all or some portion of the Fair Market Value of the shares of Common Stock covered by the Restricted Share Award. To the extent that the sum of any cash payment, any promissory note and any other securities received by the Company from the Recipient in connection with a Restricted Share Award is less than the Fair Market
Value of the shares of Common Stock covered by such Restricted Share Award determined as of the date of such Award, the shares of Common Stock covered by the Restricted Share Award shall be deemed to have been issued by the Company for services rendered by the Recipient.
10.5Vesting Under a Restricted Share Award. The Committee, in its sole discretion, shall determine the terms and conditions upon which shares covered by any Restricted Share Award shall vest. The Share Vesting Agreement shall specify the vesting schedule, if any. Unvested shares covered by a Restricted Share Award may not be transferred by the Recipient under any condition without the prior written consent of the Committee, which consent may be withheld in its sole discretion.
10.6Right to Repurchase and Forfeiture of Unvested Shares upon Certain Conditions. The
Share Vesting Agreement may specify the events upon the occurrence of which (i) the Recipient’s unvested shares shall be forfeited to the Company or (ii) the Company shall have the right to repurchase from the Recipient any or all of the Recipient’s unvested shares and the period during which the Company must exercise this right following the occurrence of the event. The Share Vesting
Agreement may also specify the “Repurchase Price Per Share” that the Company shall pay to the Recipient upon exercise of its right to repurchase unvested shares and the terms of such payment. If not otherwise specified in the Share Vesting Agreement, the right to repurchase must be exercised within forty-five (45) days after the Company receives from the Recipient written notice of the occurrence of the event, the repurchase price shall be $0.001 per share and the repurchase price shall be payable to the Recipient in cash (including by check) within ten (10) days after the date on which the right to repurchase the shares is exercised. Any right of the Company to repurchase unvested shares may be assigned by the Company in its sole discretion without notice to, or the prior consent of, the Recipient. Every Share Vesting Agreement evidencing a Restricted Share Award shall contain or shall be deemed to contain a blank stock power pursuant to which the Recipient authorizes the Company or its transfer agent to transfer ownership of unvested shares from the Recipient to the Company or its assigns upon the forfeiture of shares or the right to repurchase being exercised.
10.7Payment of Tax Withholding Amounts. Upon the vesting of shares under a Restricted Share Award
(including any Restricted Share Award transferred by the Recipient pursuant to Section 13.5) or upon the Recipient making a valid election under Code Section 83(b), each Recipient must pay to the Company or make adequate provision for the payment of all Tax
Withholding, if any. The Share Vesting Agreement may provide for, or the Committee, in its sole discretion, may allow the Recipient to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from other amounts payable by the Company to the Recipient, including salary, (iii) by delivery of shares of Common Stock or other securities of the Company in accordance with Section 13.7, (iv) by the application of vested shares under the Restricted Share Award in accordance with
Section 13.7 up to the maximum statutory tax rate in the Recipient’s applicable jurisdiction, or (v) any combination of the foregoing.
In the absence of such terms in the Share Vesting Agreement, the Tax Withholding shall be paid in cash (including by check) or the
Committee may authorize payment or provision for the Tax Withholding by any other means permitted by this Section 10.7.
By receiving a Restricted Share Award, the Recipient shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Recipient. The Committee, in its sole discretion, may permit a Recipient to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the
Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be delivered in response to a request to deliver vested shares unless and until payment or adequate provision for payment of the Tax Withholding has been made.
If the Company later determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the Recipient, the Recipient will pay such additional amount to the Company immediately upon demand by the Company. If the

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Recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Recipient, including salary.
10.8Rights as a Shareholder, Legends on Certificates, Escrow of Unvested Shares and
Delivery of Vested Shares Covered by a Restricted Share Award. As soon as is practicable after a Restricted
Stock Award is awarded by the Company, the Company will issue one or more stock certificates in the name of the Recipient for the shares covered by a Restricted Share Award or make book-entry evidencing the issuance of uncertificated shares. For such time as and to the extent that the shares covered by a Restricted Share Award remain unvested, the Company may place a restrictive legend on any stock certificate evidencing such shares, may give stop transfer instructions to the Company’s transfer agent and may place the stock certificates in escrow with the Company or an agent of the Company. Upon the vesting of shares covered by a
Restricted Share Award, the Recipient by notice, in such form as the Company may reasonably request, directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company request that a stock certificate covering any vested shares evidenced by stock certificates be issued in the name of the Recipient and delivered in accordance with such instructions as the Recipient may reasonably request.
10.9Limitation on Time of Grant. No Restricted Share Award shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved `by the shareholders of the Company.
ARTICLE XIRESTRICTED STOCK UNIT AWARDS
Restricted Stock Unit Awards may be made pursuant to this Plan in accordance with the following terms and conditions.
11.1Restricted Stock Units. Restricted Stock Units are designated in shares of Common Stock.
11.2Restricted Stock Unit Agreement. Each Restricted Stock Unit Award under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms of the applicable Restricted Stock Unit Agreement that are not inconsistent with the Plan. Any inconsistencies between any Restricted Stock Unit Agreement and this Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Article XI, the terms and conditions of each Restricted Stock Unit Award do not need to be identical.
11.3Who May Receive a Restricted Stock Unit Award. A Restricted Stock Unit Award may be made to any Employee, any director of the Company or of a Subsidiary and any other individual who, in the judgment of the Committee, has performed or will perform, in whatever capacity, services important to the management, operation and development of the business of the Company or any of Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Restricted Stock
Unit Awards are awarded pursuant to this Plan. In addition, substitute Restricted Stock Unit Awards may be awarded pursuant to
Section 12.2 to persons who were employees, directors, or independent contractors or former employees, directors or independent contractors of an Acquired Company.
11.4Number of Shares Covered by a Restricted Stock Unit Award. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Restricted Stock Unit Award made pursuant to this Plan. The Restricted Stock Unit Agreement shall specify the number Restricted Stock Units covered by such Restricted Stock
Unit Award.
11.5Payment for Awards. No cash consideration shall be required of any Recipient of a Restricted Stock Unit
Award.
11.6Vesting Under a Restricted Stock Unit Award. The Committee, in its sole discretion, shall determine the terms and conditions upon which shares covered by any Restricted Stock Unit Award shall vest. The Restricted Stock Unit
Agreement shall specify the vesting schedule. Unvested Restricted Stock Units covered by a Restricted Stock Unit Award may not be transferred by the Recipient under any condition. Vesting may be based on service or on performance, or on any combination of service and performance.
11.7No Voting Rights. Shares underlying an Award of Restricted Stock Units shall have no voting rights with respect to such Restricted Stock Units.
11.8Form and Time of Settlement of Restricted Stock Unit Awards. Settlement of vested Restricted
Stock Units shall be made in the form of shares of Common Stock. Vested Restricted Stock Units generally shall be fully settled as

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soon as practicable after they become vested, but not later than the later of (i) two and one half months after the end of the
Company’s fiscal year during in which all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed or (ii) March 15 following the calendar year in which all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article XIII.
11.9Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.
11.10Payment of Tax Withholding Amounts. Upon the vesting of shares under a Restricted Stock Unit Award
(including any Restricted Stock Unit Award transferred by the Recipient pursuant to Section 13.5), each Recipient must pay to the
Company or make adequate provision for the payment of all Tax Withholding, if any. By receiving a Restricted Stock Unit Award, the
Recipient shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Recipient under such Restricted Stock Unit Award. The Committee may condition the delivery of any shares or other benefits under the Restricted Stock Unit Award on satisfaction of the applicable Tax Withholding obligations. If permitted by the Committee (in its sole discretion), such Tax Withholding obligations may be satisfied (i) through cash payment by the Recipient; (ii) through the surrender of shares of Stock which the Recipient already owns; (iii) through the surrender of shares of
Stock to which the Recipient is otherwise entitled under the Plan, which will be sold on behalf of the Recipient to satisfy the applicable withholding tax, provided, however, that such shares under the preceding clause (ii) and this clause (iii) may be used to satisfy not more than the maximum statutory tax rate (based on the maximum statutory rate in the Recipient’s applicable jurisdiction)
or (iv) by such other method as specified by the Committee.
ARTICLE XIICHANGES IN CAPITAL STRUCTURE, ACQUISITIONS AND
CORPORATE TRANSACTIONS
12.1Effect of Changes in Capital Structure of the Company on the Number of Shares and
Exercise Price. If the outstanding shares of Common Stock are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares of Common Stock or for other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, reclassification, stock split-up, combination of shares of Common Stock, or dividend payable in shares of Common Stock or other securities of the Company, the Committee will make such adjustment as it deems appropriate in the number and kind of Authorized Shares. In addition, the Committee will make such adjustment in the number and kind of shares of Common Stock or other securities covered by outstanding Stock Options and outstanding Stock-Settled SARs and
Restricted Stock Units as well as make an adjustment in the Exercise Price of each outstanding Stock Option and Stock-Settled SAR as the Committee deems appropriate. The vesting terms of all Stock Option Agreements, Stock-Settled SAR Agreements, Restricted
Stock Unit Agreements and Share Vesting Agreements may also be adjusted as the Committee deems appropriate. Any determination by the Committee as to what adjustments may be made, and the extent thereof, will be final, binding on all parties and conclusive.
12.2Issuance of Substitute Awards in Connection with an Acquisition by the Company. In the event of the acquisition of an Acquired Company by the Company or any Subsidiary, Substitute Awards (in any form) may be awarded by the Company in assumption of, or in substitution or exchange for, any outstanding unexercised stock options and any unvested share grants or unvested stock unit grants of the Acquired Company. Such Substitute Awards may deviate from the terms otherwise required by Article VI, Article VII, Article VIII, Article IX, Article X and Article XI of this Plan to the extent that the Committee, in its sole discretion upon the advice of its advisors, determines that such non-conforming terms are required under applicable tax law, accounting principles or contractual requirements or are otherwise appropriate.
12.3Effect of the Occurrence of a Corporate Transaction on Continuing Rights. In the event of the occurrence of any Corporate Transaction, all outstanding Stock Options and SARs that were awarded pursuant to this Plan shall terminate effective as of the effective date of such transaction, unless and only to the extent that the terms and conditions of the transaction expressly provide either (i) for the assumption of this Plan and the continuation of such Stock Options and SARs or (ii)
the issuance of substitute similar Awards under a plan of the acquiring or surviving entity in such transaction. Each Recipient shall be provided written notice of the expected occurrence of any Corporate Transaction at least fifteen (15) days prior to the effective date and shall be permitted to tender a notice of exercise of any Stock Option or SAR in which exercise is conditioned upon the transaction actually occurring and, notwithstanding any provision of Article VIII or term of any Option Agreement, shall not be

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required to tender payment of the Exercise Price or amounts that the Company may be required to withhold for tax purposes until after the occurrence of the transaction. The terms and conditions of the transaction may provide for the assumption of this Plan with respect to outstanding Performance Share Awards, Restricted Share Awards and Restricted Stock Unit Awards that have not fully vested and the assignment to and assumption by the surviving corporation of the rights and obligations of the Company under each outstanding Share Vesting Agreement. The Option Agreements, SAR Agreements, Share Vesting Agreements and Restricted Stock
Unit Agreements that evidence Awards made under this Plan may, in the sole discretion of the Committee, provide for the acceleration of vesting, either in whole or in part, under the Award. In addition, the Committee shall have the power to accelerate the vesting of any Stock Option, Stock-Settled SAR, Performance Share Award, Restricted Share Award or Restricted Stock Unit Award
in its sole discretion at the time of a Corporate Transaction or conditioned upon the occurrence of an expected Corporate
Transaction.
ARTICLE XIIIOTHER TERMS APPLICABLE TO ALL AWARDS
13.1Underwriters’ Lock-up. Each written agreement evidencing an Award will specify that the Recipient, by accepting the Award agrees that whenever the Company undertakes a firmly underwritten public offering of its securities, the
Recipient will, if requested to do so by the managing underwriter in such offering, enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the Recipient provided that such restriction will not extend beyond 12 months from the effective date of the registration statement filed in connection with such offering and provided that all of the then directors and executive officers of the Company are also requested to and do enter into a similarly restrictive agreement with the managing underwriter.
13.2No Rights to Continued Service. Nothing in this Plan nor in any written agreement evidencing an Award will confer upon any Recipient any right to continued employment with the Company or to limit or affect in any way the right of the
Company, in its sole discretion, to (a) terminate the employment of such Recipient at any time, with or without cause, (b) change the duties of such Recipient, or (c) increase or decrease the compensation of the Recipient at any time, subject, in each instance to the terms of any written employment agreement between the Company and such Recipient. Unless the written agreement evidencing an
Award expressly provides otherwise, vesting under such agreement shall be conditioned upon:
1)for Employees of the Company, the continued employment of the Recipient;
2)for independent contractors, the Recipient continuing to provide services to the Company on substantially the same terms and conditions as such services were provided at the time of the Award; or
3)for directors who are not Employees, the Recipient continuing to serve as a director of the Company or a
Subsidiary.
Nothing in this Plan shall be construed as creating a contractual or implied right or covenant by the Company to continue such employment, service as an independent contractor or service as a director.
13.3Who May Exercise Rights with Respect to Awards. During a Recipient’s lifetime, all rights with respect to an Award may only be exercised by the Recipient (including a legally appointed guardian or representative for the
Recipient).
13.4Beneficiary Designations. Any Recipient of an Award (except Incentive Stock Options) may, during his or her lifetime, designate a person or persons who may exercise the rights of that Recipient as to any Award made to such Recipient after the Recipient’s death. Any such designation shall be effective only if given in writing in a form and manner acceptable to the
Committee and shall supersede and revoke all prior designations. In the absence of an effective designation, any vested benefits with respect to Awards under this Plan that remain unpaid at the time of Recipient’s death shall be paid to the Recipient’s estate and, subjected to the terms of this Plan and the applicable written agreement evidencing such Award, any unexercised rights of the
Recipient with respect to an Award may be exercised by the administrator or executor of the Recipient’s estate.
13.5Limited Transferability of Awards. Unless the written agreement evidencing an Award expressly states that the Award is transferable as provided in this Section 13.5, no Award granted under this Plan nor any interest therein may be sold, assigned, conveyed, gifted, pledge or otherwise transferred in any manner other than by will or the laws of descent and distribution after the death of the Recipient. The foregoing prohibition on transferability is not intended to and shall not prohibit (i) the transfer of an Award to a trust in which the Recipient is considered the sole beneficial owner under both Code Section 671 and applicable state law, (ii) a pledge of shares to be received upon exercise of a Stock Option as security for a loan that is used to pay the Exercise Price or the (iii) transfer of shares covered by an Award after those shares are issued to the Recipient upon exercise of

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a Stock Option or Stock-Settled SAR or the delivery of the shares to the Recipient upon vesting of a Performance Share Award, a
Restricted Share Award or a Restricted Stock Unit Award provided, in each instance, that all other applicable restrictions on transfer of such shares (whether imposed by law, the listing requirements of an exchange on which shares of Common Stock are traded, the terms of this Plan, the written agreement evidencing the Award or any share retention policy or share ownership guidelines of the
Company that are applicable to the Recipient) have lapsed. Notwithstanding the foregoing, the Committee may make an Award
(other than an Incentive Stock Option) of or amend the terms of an outstanding Non-statutory Stock Option, SAR, Performance
Share Award, Restricted Share Award or Restricted Stock Unit Award to permit the transfer or assignment of an Award by means of a gift or court approved domestic relations order provided that the transferees are limited to (x) any combination of the Recipient, the
Recipient’s spouse or former spouse, or the Recipient’s children, (y) is made to a trust established for the exclusive benefit of one or more of the persons identified in clause (x) in which the beneficiaries are prohibited from transferring or assigning their interests except for transfers to other persons identified in clause (x), or (z) a partnership, limited liability company or other entity in which all equity ownership interests are owned by persons identified in clause (x) and in which such equity ownership interests cannot be transferred or assigned except for transfers to other persons identified in clause (x). Any transfer of an Award permitted by this
Section 13.5 shall be conditioned upon the Recipient and the transferee of such Award executing and delivering to the Company a form of Transfer and Assumption as the Committee may request. Any subsequent transfers of transferred Awards shall be prohibited except by will or by the laws of descent and distribution. Following any transfer, Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, including any vesting or forfeiture provisions based on the continued employment or service by the original Recipient. The events of termination of employment or service set forth in the applicable award agreement shall continue to be applied with respect to the original Recipient, and all references to employment, termination of employment, Disability or death of the Recipient shall continue to be applied with respect to the original Recipient.
Notwithstanding any transfer of an Award, the Recipient shall remain liable to the Company for any income tax withholding amounts that the Company is required to withhold at the time the Award vests or is exercised or the shares subject to the Award are sold by the transferee. The Committee shall have sole discretion in determining whether or not an Award is transferable within the limitations set forth in this Section 13.5 and may exercise that discretion with respect to certain Awards or certain Recipients without being bound to exercise that discretion in the same manner with respect to other similar Awards or other Recipients. Any purported assignment, transfer or encumbrance that does not comply with the requirements of this Section 13.5 shall be void and unenforceable against the Company.
13.6Repurchase of Awards. With the consent of the Recipient and upon approval of the Committee, the
Company may from time-to-time repurchase Awards by payment in cash in an amount equal to the net Fair Market Value of the vested shares covered by the Award less any Exercise Price. Although the Committee is authorized by this Plan to make such repurchases, Awards shall not be made with the expectation that they will be repurchased for cash and no Recipient shall have the right to cause the Company to repurchase any Award without the consent of the Committee, which consent can be withheld by the
Committee in its sole discretion.
13.7Payment of Exercise Price or Tax Withholding with Other Securities. To the extent permitted in Section 8.2, the Exercise Price and, to the extent permitted by Section 8.3, Section 9.7 and Section 10.7, above, the Tax
Withholding may be paid by the surrender of shares of Common Stock or other securities of the Company. Payment shall be made by either (i) delivering to the Company the certificates or instruments representing such shares of Common Stock or other securities, duly endorsed for transfer, or (ii) delivering to the Company an attestation in such form as the Company may deem appropriate with respect to the Recipient’s ownership of the shares of Common Stock or other securities of the Company. For purposes of this
Section 13.7, shares of Common Stock shall be valued at their Fair Market Value as of the date of exercise with respect to the exercise of a Stock Option or SAR or as of the day on which a Performance Share Award, Restricted Share Award or Restricted
Stock Unit Award vests or is paid. In addition to the foregoing, to the extent permitted by Section 8.3, Section 9.7 and Section 10.7, above, the Tax Withholding may be paid by the application of shares which could be received upon exercise of a Stock Option or
Stock-Settled SAR or the application of shares which would otherwise be vesting under a Performance Share Award, Restricted
Share Award or Restricted Stock Unit Award, provided, however, that this net withholding of shares shall only be permitted up to minimum legally required tax withholding amount required under federal, state and local income and payroll taxes and Tax
Withholding in excess of the minimum legally required tax withholding amount may only be satisfied in the manner previously provided in this Section 13.7. This net withholding of shares shall be accomplished by crediting toward the Recipient’s Tax
Withholding obligation either (i) the difference between the Fair Market Value of a share of Common Stock and the Exercise Price of the Stock Option or SAR or (ii) the Fair Market Value of a share of Common Stock with respect to a Performance Share Award,
Restricted Share Award or Restricted Stock Unit Award, in each instance rounded down to the nearest whole share. Any such net withholding of shares shall be considered an exercise of the Stock Option or Stock-Settled SAR to the extent that shares are so applied.

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13.8Forfeiture Provisions.
(a)Suspension or Termination of Awards for Misconduct of the Recipient. If at any time (including after receipt of a notice of exercise or a request for delivery of vested shares) the Committee reasonably believes that a
Recipient has committed an act of misconduct as described in this Section 13.8, the Committee may suspend the
Recipient’s right to exercise any Stock Option or SAR or to receive delivery of vested shares under a
Performance Share Award, Restricted Stock Award or Restricted Stock Unit Award pending a determination of whether an act of misconduct has been committed by such Recipient. For purposes of this Section 13.8, acts of misconduct shall mean (i) an act of embezzlement, fraud, dishonesty, breach of fiduciary duty, violation of securities laws involving the Company, any of its Subsidiaries or any entity or person with whom the Company or any of its Subsidiaries does business, (ii) nonpayment of any obligation to the Company or any Subsidiary, misappropriation or wrongful disclosure of any trade secret of the Company or any Subsidiary, (iii) engaging in any conduct constituting unfair competition or inducing any entity or person with whom the Company or any of its
Subsidiaries does business to discontinue or materially reduce such business with the Company or its
Subsidiaries and (iv) any similar conduct that materially and adversely impacts or reflects on the Company. A
Recipient accused of engaging in any such misconduct shall be provided the opportunity to explain the
Recipient’s conduct in writing. Any determination by the Committee as to whether or not a Recipient did engage in misconduct within the meaning of this Section 13.8 shall be final, conclusive and binding on the all interested parties. If the Committee determines that the Recipient did not engage in misconduct, the Company shall immediately give effect to any notice of exercise or request for delivery of vested shares received prior to or during any period of suspension. The Company shall not have any liability to the Recipient for any loss which the
Recipient may have sustained as a result of any delay in delivering shares as a result of any suspension.
(b)Clawback/Recovery. Awards and any compensation associated therewith are subject to forfeiture, recovery by the
Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, as amended from time to time, which includes but is not limited to any compensation recovery policy adopted by the Board or the Committee including in response to the requirements of Section 10D of the Exchange
Act, the SEC’s final rules thereunder, and applicable listing rules or other rules and regulations implementing the foregoing or as otherwise required by law or stock exchange. Any Award Agreement will be automatically unilaterally amended to comply with any such compensation recovery policy.
13.9Treatment of Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan to the contrary, (i) in no event shall dividends or dividend equivalents be paid with respect to Stock Options or SARs and (ii) with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an Award is outstanding, such dividends (or dividend equivalents) shall either (a) not be paid or credited with respect to such Award or (b) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall be paid only at the time or times such vesting requirement(s) are satisfied.
13.10Compliance with Legal Requirements. No shares of Common Stock will be issued with respect to any
Performance Share Award, Restricted Stock Award or Restricted Stock Unit Award or upon the exercise of any Stock Option or
Stock-Settled SAR unless the exercise and issuance of the shares of Common Stock will comply with (i) all relevant provisions of law, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, all applicable state securities laws and the
Code, each as amended and including the respective rules and regulations promulgated under each of the foregoing, (ii) any registration under the Securities Act in effect with respect to the Plan, and (iii) the requirements of any stock exchange or market upon which the Common Stock may then be listed. Compliance with such provisions shall be subject to the approval of legal counsel for the Company. The Company will not be liable to any Recipient or any other person for any delay in issuing or failure to issue shares of Common Stock where such delay or failure is due to the inability of the Company to obtain all permits, exemptions or approvals from regulatory authorities which are deemed necessary by the Company’s legal counsel. The Board may require any action or agreement by a Recipient as may be necessary, from time to time, to comply with the federal and state securities laws. The
Company will not be obliged to prepare, file or maintain a registration under the Securities Act with respect to the Plan or to take any actions with respect to any state securities laws.
ARTICLE XIVAMENDMENT OF PLAN AND AWARDS
14.1Amendment of Plan. The Board of Directors may at any time modify or amend the Plan in any respect, except that shareholder shall be required to increase the number of shares reserved for the Plan. Amendments to this Plan will be

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deemed approved by the shareholders if approved by a majority of the votes cast at a duly held meeting of the Company’s shareholders at which a quorum is present in person or by proxy. Awards may be made pursuant to material amendments this Plan prior to such shareholder approval provided that such Awards are conditioned upon such approval and state by their terms that they will be null and void if shareholder approval is not obtained.
14.2Amendment of Award. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (a) materially impair the rights of any Recipient without his or her consent; (b) except for adjustments made pursuant to Section 12.1 or in connection with Substitute Awards, without shareholder approver (i) reduce the exercise price of outstanding Options or SARs, (ii) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, (iii) cancel or amend outstanding Options or SARs with an exercise price that is greater than the Fair
Market Value of a share of Common Stock for the purpose of exchanging such Options or SARs for cash or any other Awards, or (iv)
take any other action that is treated as a repricing under generally accepted accounting principles; or (c) cause any Award intended to be exempt from Code Section 409A to become subject to Code Section 409A. Notwithstanding the foregoing, the Committee may amend the terms of any Award heretofore granted, prospectively or retroactively, in order to cure any potential defects under Code
Section 409A, in a manner deemed appropriate by the Committee in its sole discretion, without the consent of the Recipient.
Neither the Board, the Committee nor the Company make any representations that any Awards granted under this Plan shall be exempt from Code Section 409A and makes no undertaking to preclude Code Section 409A from applying to the Plan or Awards granted thereunder. Moreover, for purposes of applying the provisions of Code Section 409A to this Plan, each separately identified amount to which a Recipient is entitled under this Plan shall be treated as a separate payment.
Further, notwithstanding the foregoing, no amendment of the Plan shall apply to amounts that were earned and vested (within the meaning of Code Section 409A) under the Plan prior to 2005, unless the amendment specifically provides that it applies to such amounts. The purpose of this restriction is to prevent a Plan amendment from resulting in an inadvertent “material modification” to amounts that are grandfathered benefits.
Amended and approved:
•By the Board of Directors of the Company on February 17, 2005 and by shareholders on May 5, 2005;
•By the Board of Directors May 1, 2009;
•By the Board of Directors and shareholders on April 28, 2010;
•By the Board of Directors April 27, 2011; and
•By the Board of Directors on February 22, 2013 and by the shareholders on April 26, 2013.
•By the Board of Directors on February 23, 2017 and by the shareholders on April 19, 2017.
•By the Board of Directors on February 27, 2025 and by the shareholders on [_____________], 2025.